Filed with the Securities and Exchange Commission on April 7, 2022
REGISTRATION NO. 333-184891
INVESTMENT COMPANY ACT NO. 811-07975
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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM N-4
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REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 19
and
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 181
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PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
(Exact Name of Registrant)
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
(Name of Depositor)
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102-2992
(973) 802-7333
(Address and telephone number of Depositor's principal executive offices)
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WILLIAM J. EVERS, ESQ.
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102-2992
(973) 802-6000
(Name, address and telephone number of agent for service)
COPIES TO:
ELIZABETH L. GIOIA
VICE PRESIDENT
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 402-1624
Approximate Date of Proposed Sale to the Public: Continuous
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It is proposed that this filing become effective: (check appropriate space)
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[ X ] on May 1, 2022 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i) of Rule 485
[ ] on __________ pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:
[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life Insurance Company of New Jersey Flexible
Premium Variable Annuity Account
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777
PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY
(For Annuities issued on or after February 10, 2014)
Flexible Premium Deferred Annuity Offering Highest Daily Lifetime® Income v3.0 Optional Living Benefits
This prospectus describes a flexible premium deferred annuity contract ("Annuity") offered by Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”, “we”, “our”, or “us”). The Annuity provides for the potential accumulation of retirement savings and retirement income through Annuitization. The Annuity is intended for retirement or other long-term investment purposes. This prospectus describes all material rights and obligations of Annuity Owners under the Annuity contracts.
If you are receiving this prospectus, it is because you currently own the Annuity. The Annuity is no longer offered for new sales.
Please read this prospectus and retain it for future reference.
This Annuity was only offered for sale in the State of New York.
In compliance with U.S. law, Pruco Life of New Jersey delivers this prospectus to current contract Owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract Owners while outside of the United States.
This Annuity is NOT a deposit or obligation of, or issued, guaranteed or endorsed by, any bank, and is NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Government Money Market Sub-account.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov .

FOR FURTHER INFORMATION CALL 1-888-PRU-2888 OR VISIT: WWW.PRUDENTIAL.COM

Prospectus dated: May 1, 2022    Statement of Additional Information dated: May 1, 2022
(For Annuities issued on or after February 10, 2014)    (For Annuities issued on or after February 10, 2014)
PPRTBNY30DPR

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ii

GLOSSARY OF TERMS
We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.
Account Value: The total value of all allocations to the Sub-accounts and/or the Secure Value Account. The Account Value is determined separately for each Sub-account and the Secure Value Account and then totaled to determine the Account Value for your entire Annuity.
Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.
Annual Income Amount: The annual amount of income for which you are eligible for life under the optional living benefits.
Annuitant: The natural person upon whose life annuity payments are based.
Annuitization: The process by which you direct us to apply the Account Value to one of the available annuity options to begin making periodic payments.
Annuity Date: The date on which we apply your Account Value to the applicable annuity option and begin the Payout Period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.”
Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.
Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.
Charge Free Withdrawal Amount: The Charge Free Withdrawal amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contingent Annuitant: The natural person named to become the Annuitant upon the death of Annuitant prior to the Annuity Date. A Contingent Annuitant may be named only in limited circumstances involving an Annuity issued to a Custodial Account or to a tax-qualified retirement plan.
Contingent Deferred Sales Charge (“CDSC”): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a “contingent” charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.
Custodial Account: A trust or Custodial Account that qualifies as an individual retirement account as defined in Section 408(a) of the Code, including a Roth IRA that satisfies the definitions in Sections 408(a) and 408A of the Code.
Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claims forms from at least one Beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Excess Income: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that Annuity Year. Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future years.
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Investment Option: A Sub-account available as of any given time to which Account Value may be allocated.
Issue Date: The effective date of your Annuity.
Key Life: Under the Beneficiary Continuation Option, the person whose life expectancy is used to determine the required distributions.
Lifetime Withdrawals: Amounts withdrawn under the optional living benefits that provide the Annual Income Amount each year until the death of the Annuitant (or the death of two spouses, if a spousal benefit is elected), regardless of the performance of your Account Value subject to our rules regarding the timing and amount of withdrawals.
Owner: The Owner is either an eligible entity or individual named as having ownership rights in relation to the Annuity.
Payout Period: The period starting on the Annuity Date and during which annuity payments are made.
Permitted Sub-accounts: The Sub-accounts, as determined by us, to which you can allocate amounts if you elect an optional living benefit.

Portfolio: An underlying mutual fund in which a Sub-account of the Separate Account invests.
Premium Based Charge: A charge that is deducted on each Quarterly Annuity Anniversary from your Account Value, during the first seven years after each Purchase Payment is made.
Protected Withdrawal Value: In connection with an optional living benefit, the amount to which the Withdrawal Percentage is applied to determine your Annual Income Amount, which initially equals your Account Value. The Protected Withdrawal Value is also used to determine your optional living benefit fee. It is separate from your Account Value and not available as cash or a lump sum withdrawal.
Purchase Payment: A cash consideration (a "premium") in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.
Quarterly Annuity Anniversary: Each successive three-month anniversary of the Issue Date of the Annuity.
Roll-Up Rate: In connection with an optional living benefit, the guaranteed compounded effective rate of return credited to your Protected Withdrawal Value until the earlier of your first Lifetime Withdrawal and the 10th benefit anniversary. The Roll-Up Rate is set when you elect the benefit and will not change. The rate is an annual effective rate and compounds daily.
Secure Value Account: The fixed account to which we allocate 10% of your initial Purchase Payment and 10% of any subsequent Purchase Payments if you elect an optional living benefit. The Secure Value Account earns interest at a rate we declare no more frequently than annually, is supported by assets held in our general account and is subject to our claims paying ability.
Separate Account: Refers to the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, which holds assets associated with annuities issued by Pruco Life Insurance Company of New Jersey. Separate Account assets held in support of the annuities are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.
Service Center: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Center at any time, and will notify you in advance of any such change of address. Please see “How to Contact Us” later in this prospectus for the Service Center address.
Sub-account: A division of the Separate Account.
Surrender Value: The Account Value less any applicable CDSC, any applicable Tax Charge, any charges assessable as a deduction from the Account Value for any optional living benefits provided by rider or endorsement, and any Annual Maintenance Fee.
Unit: A share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.
Unit Value: Each Variable Sub-account has a separate value for its Units (this is analogous to, but not the same as, the share price of a mutual fund).
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.
we, us, our: Pruco Life Insurance Company of New Jersey.
Withdrawal Percentage: In connection with an optional living benefit, the percentage applied to your Protected Withdrawal Value to determine your Annual Income Amount. The applicable Withdrawal Percentage will depend on the age at which you take your first Lifetime Withdrawal. The applicable Withdrawal Percentages are set when you first elect the benefit and will not change.
you, your: The Owner(s) shown in the Annuity.

KEY INFORMATION

Important Information You Should Consider About The Annuity
Fees and Expenses
Charges for Early Withdrawals	If you withdraw money from the Annuity within 7 years following your last Purchase Payment, you may be assessed a surrender charge. The maximum surrender charge is 5.0% of the Purchase Payment, and a surrender charge may be assessed up to 7 years after the last Purchase Payment under the Annuity. If you make an early withdrawal, you could pay a surrender charge of up to $5,000 on a $100,000 investment.
For more information on early withdrawal charges, please refer to the "Fees, Charges and Deductions" section of this prospectus.
Transaction Charges	In addition to surrender charges, you may also be charged for other transactions. Charges may be applied to transfers (if more than 20 in an Annuity Year) or if state or local premium taxes are assessed.
For more information on transaction charges, please refer to the "Fees, Charges and Deductions" section of this prospectus.
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.
	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.000%*	1.582%*
	Investment options	0.29%*	1.53%*
(Portfolio fees and expenses)
	Optional benefits available for an additional charge	1.00%	2.00%
(for a single optional benefit, if elected)
* Charge based on average daily assets allocated to the Sub-accounts.
[1] Charge based on average daily assets allocated to the Sub-accounts plus an amount attributable to the Premium Based Charge. For more information on the Premium Based Charge, please refer to the "Fees, Charges and Deductions" section of this prospectus.

Because your Annuity is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Annuity, the following table shows the lowest and highest cost you could pay each year, based on current charges.
This estimate assumes that you do not take withdrawals from the Annuity, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost	Highest Annual Cost
	$1,865	$4,881
	Assumes:	Assumes:
	· Investment of $100,000	· Investment of $100,000
	· 5% annual appreciation	· 5% annual appreciation
	· Least expensive Portfolio fees and expenses	· Most expensive combination of optional benefits and Portfolio fees and expenses
	· No optional benefits	· No sales charges
	· No sales charges	· No additional Purchase Payments, transfers or withdrawals
· No additional Purchase Payments, transfers or withdrawals
For more information on ongoing fees and expenses, please refer to the "Fee Table" section of this prospectus.

Risks
Risk of Loss	You can lose money by investing in the Annuity.
For more information on the risk of loss, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Not a Short-Term Investment	The Annuity is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing Purchase Payments in the Annuity is consistent with the purpose for which the investment is being considered.
For more information on the short-term investment risks, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Risks Associated with Investment Options	An investment in the Annuity is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Annuity, each of which has its own unique risks. You should review the Investment Options before making an investment decision.
For more information on the risks associated with Investment Options, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Insurance Company Risks
An investment in the Annuity is subject to the risks related to Pruco Life of New Jersey. Any obligations, guarantees, or benefits are subject to the claims-paying ability of Pruco Life of New Jersey. More information about Pruco Life of New Jersey is available upon request. Such requests can be made toll-free at 1-888-PRU-2888.

For more information on insurance company risks, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Restrictions
Investments	You may make twenty (20) free transfers between Investment Options each Annuity Year. After the twentieth transfer in each Annuity Year, we will charge $10 for each additional transfer.
If you select an optional benefit, your selection of Investment Options may be limited.
Pruco Life of New Jersey reserves the right to remove or substitute Portfolios as Investment Options.
We may impose limitations on an investment professional's or investment advisor's ability to request financial transactions on your behalf.
For more information on investment and transfer restrictions, please refer to the "Fees, Charges and Deductions" section, "Appendix A," the "What is the Separate Account?"section and the "Financial Professional Permission to Forward Transaction Instructions" section of this prospectus.

Optional Benefits	You may be able to obtain an optional benefit, which may require additional charges. If you elect to purchase an optional benefit, we will deduct an additional charge on a quarterly basis from your Account Value allocated to the Sub-accounts. The charge for the optional benefit is deducted in addition to the insurance charge due to the increased insurance risk associated with the optional benefit. Any withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.
For more information on optional benefits under the Annuity, please refer to the "Benefits Available Under the Annuity" section of this prospectus.
Taxes
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Annuity. There is no additional tax benefit if you purchase the Annuity through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to a 10% additional tax for distributions taken prior to age 59½.

For more information on tax implications, please refer to the "Tax Considerations" section of this prospectus.
Conflicts of Interest
Investment Professional Compensation	Investment professionals may receive compensation for selling the Annuity to investors and may have a financial incentive to offer or recommend the Annuity over another investment. This compensation is paid in the form of commissions, based on your investments in the Annuity.
For more information on investment professional compensation, please refer to the "Who Distributes Annuities Offered by Pruco Life of New Jersey?" section of this prospectus.
Exchanges	Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract. This Annuity is no longer sold.
For more information on exchanges, please refer to the "Who Distributes Annuities Offered by Pruco Life of New Jersey?" section of this prospectus.

OVERVIEW OF THE ANNUITY
The Annuity referenced in this prospectus and applicable riders is no longer available for new sales or re-elections.
The Annuity is a long-term investment designed for long-term retirement purposes because it allows you to accumulate retirement savings and also offers annuity payment options when you are ready to begin receiving income. This Annuity is a “flexible premium deferred annuity.” It is called “flexible premium” because you have considerable flexibility in the timing and amount of premium payments. Generally, investors “defer” receiving annuity payments until after an Accumulation Period. This Annuity may be appropriate for investors accumulating retirement savings on a tax deferred basis and would seek guaranteed income through an annuity payment option.
We offered optional living benefits, for an additional charge, that guarantee your ability to take withdrawals for life as a percentage of “Protected Withdrawal Value”, even if your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). The Account Value has no guarantees, may fluctuate, and can lose value. Withdrawals in excess of the Annual Income Amount, called “Excess Income,” will impact the value of the benefit including a permanent reduction in future guaranteed amounts. As part of these benefits you are required to invest only in certain permitted Investment Options.
The Annuity offers a basic Death Benefit that could protect your retirement savings if you die during a period of declining markets, depending on when you die. It may be used as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Roth IRA or Tax-Sheltered Annuity (or 403(b)). It may also be used as an investment vehicle for “non-qualified” investments. The Annuity allows you to invest your money in several variable Investment Options.
The Annuity features two distinct phases—the Accumulation Period and the Payout Period. During the Accumulation Period your Account Value is allocated to one or more Investment Options. The variable Investment Options, each a Sub-account of the Separate Account, invest in an underlying Portfolio. Additional information about the Portfolios is provided in Appendix A to the prospectus.
During the Payout Period (after Annuitization), you can elect to receive annuity payments (1) for life; (2) based on joint lives; or (3) for a guaranteed number of payments. We currently make annuity payments available on a fixed basis. After Annuitization, the Death Benefit and optional benefits described in this prospectus will no longer apply.
You are allowed to withdraw a limited amount of money from your Annuity on an annual basis without any charges. Other product features allow you to access your Account Value at any time, although a charge may apply.
Transfers between Investment Options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Annuity. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Annuity, surrender or make withdrawals from the Annuity, or transfer Account Value between Investment Options. State premium taxes may also be deducted. These fees and charges are described in more detail within this prospectus in the "Fees, Charges and Deductions" section.

Transaction Expenses
Sales Charge Imposed on Purchases	None
Contingent Deferred Sales Charge (as a percentage of each Purchase Payment)[1]	5%[2]
Maximum Transfer Fee[3]	$10
1    The Contingent Deferred Sales Charges, if applicable, are assessed as a percentage of each applicable Purchase Payment and deducted upon surrender or withdrawal. For purposes of calculating this charge, we consider the year following the date of each Purchase Payment as Year 1. Purchase Payments are withdrawn on a “first-in, first-out” basis.
2     The Contingent Deferred Sales Charge for Total Purchase Payments Amount of $50,000 or greater will be the same or less than the charge shown. Please see chart below for full Contingent Deferred Sales Charge information.
3    Currently, we deduct the fee after the 20th transfer each Annuity Year. Transfers in connection with a rebalancing or dollar cost averaging program do not count toward the 20 free transfers in an Annuity Year.

The following Contingent Deferred Sales Charge percentages apply based on the year of the surrender or withdrawal:

	Age of Purchase Payment Being Withdrawn
Total Purchase Payment Amount[1]	Less than 1 Year	1 Year or more but less than 2 Years	2 Years or more but less than 3 Years	3 Years or more but less than 4 Years	4 Years or more but less than 5 Years	5 Years or more but less than 6 Years	6 Years or more but less than 7 Years	7 Years or more
Less than $50,000	5.0%	5.0%	4.0%	4.0%	3.0%	3.0%	2.0%	0%
$50,000 or more but less than $100,000	5.0%	4.0%	4.0%	3.0%	3.0%	2.0%	2.0%	0%
$100,000 or more but less than $250,000	4.0%	3.0%	3.0%	2.0%	2.0%	2.0%	1.0%	0%
$250,000 or more but less than $500,000	3.0%	2.0%	2.0%	2.0%	1.0%	1.0%	1.0%	0%
$500,000 or more but less than $1,000,000	2.0%	2.0%	2.0%	1.0%	1.0%	1.0%	1.0%	0%
$1,000,000 or more	2.0%	2.0%	1.0%	1.0%	1.0%	1.0%	1.0%	0%
1.     The different tiers of Contingent Deferred Sales Charges (CDSC), separated by “breakpoints”, are shown in the table above. If a portion of a Purchase Payment results in total Purchase Payments crossing into a new Purchase Payment tier (as set forth in the table above), then the entire Purchase Payment will be subject to the CDSC applicable to that tier. Once a Purchase Payment is assigned to a particular tier for purposes of the CDSC, the CDSC schedule for that specific Purchase Payment will not change for the remainder of that CDSC period. Please see Appendix D for examples of the operation of the Contingent Deferred Sales Charge.
The next table describes the maximum fees and expenses that you will pay each year during the time that you own the Annuity (not including Portfolio fees and expenses). Your current fees and expenses may be less than the maximum.
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Annuity Expenses	Maximum
Administrative Expenses[2] (assessed annually as a percentage of Account Value)	Lesser of $50 or 2% of Account Value[1]
Premium Based Charge[3] (assessed quarterly on Purchase Payments subject to a CDSC)	0.70%
Base Contract Expenses[4] (based on the average daily net assets of the Sub-accounts) (excluding Settlement Service Charge)	0.85%
Optional Benefit Fees and Charges
HIGHEST DAILY LIFETIME INCOME v3.0 BENEFIT[5] (assessed against greater of Account Value and Protected Withdrawal Value)	2.00%
SPOUSAL HIGHEST DAILY LIFETIME INCOME v3.0 BENEFIT[5] (assessed against greater of Account Value and Protected Withdrawal Value)	2.00%
1    The Administrative Expense is referred to as "Annual Maintenance Fee" elsewhere in this Prospectus. Assessed annually on the Annuity’s anniversary date or upon surrender. Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $50,000.
2    The Administrative Expense for the Beneficiary Continuation Option is the lesser of $30 or 2% of Account Value and only applies if the Account Value is less than $25,000 at the time the fee is due.

3    Please see the “Fees, Charges and Deductions” section for details on how this charge is applied and Appendix C for examples of the operation of the Premium Based Charge.
4    The Base Contract Expense is referred to as the "insurance charge" elsewhere in this Prospectus and does not apply if you are a Beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge only applies if your Beneficiary elects the Beneficiary Continuation Option. Beneficiaries are assessed a Settlement Service Charge equal to 1.00% which is an annual charged assessed on a daily basis against the assets allocated to the Sub-accounts.
5    Effective December 31, 2020, these optional living benefits are no longer offered for new elections or re-elections. This also means that if you currently have one of these benefits and elect to terminate it, you will not be permitted to re-elect it.
The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Annuity. A complete list of Portfolios available under the Annuity, including their annual expenses, may be found at Appendix A of this prospectus.

Annual Portfolio Expenses If a Living Benefit is Elected
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	Minimum	Maximum
	0.77%	1.24%

Annual Portfolio Expenses If a Living Benefit is Not Elected
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	Minimum	Maximum
	0.29%	1.53%
Example
This Example is intended to help you compare the cost of investing in the Annuity with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Annuity Expenses, and Annual Portfolio Expenses.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes that a Spousal Highest Daily Lifetime Income v3.0 Benefit has been elected, and assumes the maximum Annual Portfolio Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	WITH SPOUSAL HIGHEST DAILY LIFETIME INCOME v3.0 BENEFIT
	Assuming Maximum Fees and Expenses of any of the Portfolios Available				Assuming Minimum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$9,881	$18,988	$28,578	$52,356	$9,408	$17,592	$26,300	$48,082
If you annuitize your annuity at the end of the applicable time period:[1]	$4,881	$14,988	$25,578	$52,356	$4,408	$13,592	$23,300	$48,082
If you do not surrender your annuity:	$4,881	$14,988	$25,578	$52,356	$4,408	$13,592	$23,300	$48,082
1 Your ability to annuitize in the first 3 Annuity Years may be limited.

	WITHOUT SPOUSAL HIGHEST DAILY LIFETIME INCOME v3.0 BENEFIT
	Assuming Maximum Fees and Expenses of any of the Portfolios Available				Assuming Minimum Fees and Expenses of any of the Portfolios Available
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$8,124	$13,504	$19,069	$31,325	$6,865	$9,704	$12,700	$18,387
If you annuitize your annuity at the end of the applicable time period:[1]	$3,124	$9,504	$16,069	$31,325	$1,865	$5,704	$9,700	$18,387
If you do not surrender your annuity:	$3,124	$9,504	$16,069	$31,325	$1,865	$5,704	$9,700	$18,387
1 Your ability to annuitize in the first 3 Annuity Years may be limited.

PRINCIPAL RISKS OF INVESTING IN THE ANNUITY
The risks identified below are the principal risks of investing in the Annuity. The Annuity may be subject to additional risks other than those identified and described in this prospectus.
Risks Associated with Variable Investment Options. You take all the investment risk for amounts allocated to one or more of the Sub-accounts, which invest in Portfolios. If the Sub-accounts you select increase in value, then your Account Value goes up; if they decrease in value, your Account Value goes down. How much your Account Value goes up or down depends on the performance of the Portfolios in which your Sub-accounts invest. We do not guarantee the investment results of any Portfolio. An investment in the Annuity is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the Portfolios before making an investment decision.
Insurance Company Risk. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that Pruco Life of New Jersey owes under the Annuity. You should look to the financial strength of Pruco Life of New Jersey for its claims-paying ability. Pruco Life of New Jersey is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Pruco Life of New Jersey and our ability to conduct business and process transactions. Although Pruco Life of New Jersey has business continuity plans, it is possible that the plans may not operate as intended or required and that Pruco Life of New Jersey may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Possible Adverse Tax Consequences. The tax considerations associated with the Annuity vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Before making a Purchase Payment or taking other action related to your Annuity, you should consult with a qualified tax adviser for complete information and advice. For example, distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. In addition, if you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain.
Possible Fees on Access to Account Value. We may apply fees if you access your Account Value during the Accumulation Period or surrender your Annuity. For example, in addition to possible tax consequences discussed above, you may incur fees for accessing your Account Value such as a Contingent Deferred Sales Charge, Annual Maintenance Fee, Tax Charge, and/or a charge for any optional benefit.
Not a Short-Term Investment. The Annuity is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing Purchase Payments in the Annuity is consistent with the purpose for which the investment is being considered.
Effect of Withdrawals on Optional Benefits. If you have elected certain Optional Benefits, a withdrawal may reduce the amount of your Benefit on more than a dollar for dollar basis.
Death Benefit Risk. While each Annuity provides a Death Benefit, the amount of that benefit is subject to investment gains and losses and is reduced for any withdrawals you take.
Risk of Loss. All investments have risks to some degree and it is possible that you could lose money by investing in the Annuity. An investment in the Annuity is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

INVESTMENT OPTIONS
WHAT ARE THE VARIABLE INVESTMENT OPTIONS?
Each variable Investment Option is a Sub-account that invests exclusively in a single Portfolio. Please refer to Appendix A for certain information regarding each Portfolio, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.), (iii) its investment adviser and any sub-adviser, (iv) current expenses, and (v) performance. There is no guarantee that any underlying Portfolio will meet its investment objective. Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. The prospectuses for the Portfolios can be found online at https://www.prudential.com/personal/annuities/annuity-prospectuses. You can also request this information at no cost by calling 1-888-PRU-2888.

FEES, CHARGES AND DEDUCTIONS
The charges under the Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life of New Jersey may make a profit on the insurance charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under the Annuity are less than the amount we deduct for the insurance charge. To the extent we make a profit on the insurance charge, such profit may be used for any other corporate purpose.
The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.
With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit Value of your investment in each Sub-account, and in that way reduce your Account Value. A “Unit” refers to a share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.
Contingent Deferred Sales Charge (“CDSC”): A CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials, and other promotional expenses. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC for each Purchase Payment is calculated as a percentage of the Purchase Payment being withdrawn. The charge decreases as the Purchase Payment ages. The aging of a Purchase Payment is measured from the date it is allocated to your Annuity. If you make a partial withdrawal of a Purchase Payment on the day before an anniversary of the date that Purchase Payment was allocated to the Annuity, we will use the CDSC percentage that would apply if the withdrawal was made on the following day. The charge is deducted from the Investment Options in the same proportion as the partial withdrawal upon which it is assessed. The imposition of a CDSC on a withdrawal will not result in any additional CDSC being incurred as a result of the amount withdrawn from the Annuity being greater than the amount of the withdrawal request (i.e., no CDSC will be imposed on the withdrawal of a CDSC).
Each Purchase Payment has its own schedule of CDSCs associated with it. The schedule of CDSCs associated with a Purchase Payment is determined when the Purchase Payment is allocated to the Annuity. The schedule of CDSCs applicable to a Purchase Payment is based on the total of all Purchase Payments allocated to the Annuity, including the full amount of the “new” Purchase Payment, when the Purchase Payment is allocated. Purchase Payments are not reduced by partial withdrawals for purposes of determining the applicable schedule of CDSCs. Thus, to determine which CDSC tier a given Purchase Payment being made currently is assigned, we consider only the sum of Purchase Payments and do not reduce that sum by the amount of any withdrawal. If a portion of a Purchase Payment results in total Purchase Payments crossing into a new Purchase Payment tier (as set forth in the table below), then the entire Purchase Payment will be subject to the CDSC applicable to that tier. Once a Purchase Payment is assigned to a particular tier for purposes of the CDSC, the CDSC schedule for that specific Purchase Payment will not change for the remainder of that CDSC period. Please see Appendix C for examples of the operation of the CDSC.
The combination of CDSC assessed and Premium Based Charge (see below) deducted with respect to any Purchase Payment will never be greater than 9%, as stipulated by Rule 6c-8 under the Investment Company Act of 1940. Purchase Payments are withdrawn on a “first-in, first-out” basis. All Purchase Payments allocated to the Annuity on the same day will be treated as one Purchase Payment for purposes of determining the applicable schedule of CDSCs. The table of CDSCs is as follows:

	Age of Purchase Payment Being Withdrawn
Total Purchase Payment Amount	Less than 1 Year	1 Year or more but less than 2 Years	2 Years or more but less than 3 Years	3 Years or more but less than 4 Years	4 Years or more but less than 5 Years	5 Years or more but less than 6 Years	6 Years or more but less than 7 Years	7 Years or more
Less than $50,000	5.0%	5.0%	4.0%	4.0%	3.0%	3.0%	2.0%	0%
$50,000 or more but less than $100,000	5.0%	4.0%	4.0%	3.0%	3.0%	2.0%	2.0%	0%
$100,000 or more but less than $250,000	4.0%	3.0%	3.0%	2.0%	2.0%	2.0%	1.0%	0%
$250,000 or more but less than $500,000	3.0%	2.0%	2.0%	2.0%	1.0%	1.0%	1.0%	0%
$500,000 or more but less than $1,000,000	2.0%	2.0%	2.0%	1.0%	1.0%	1.0%	1.0%	0%
$1,000,000 or more	2.0%	2.0%	1.0%	1.0%	1.0%	1.0%	1.0%	0%
With respect to a partial withdrawal, we calculate the CDSC by assuming that any available Charge Free Withdrawal Amount is taken out first (see “Charge Free Withdrawal Amounts” later in this prospectus). If the Charge Free Withdrawal Amount is not sufficient, we then assume that any remaining amount of a partial withdrawal is taken from Purchase Payments on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity (including gains), as described in the examples below.
EXAMPLES
These examples are designed to show you how the CDSC is calculated. They do not take into account any other fees and charges. The examples illustrate how the CDSC would apply to reduce your Account Value based on the timing and amount of your withdrawals. They also illustrate how a certain amount of your withdrawal, the “Charge Free Withdrawal" amount, is not subject to the CDSC. The Charge Free Withdrawal amount is equal to 10% of all Purchase Payments currently subject to a CDSC in each year and is described in more detail in “Access to Account Value,” later in this Prospectus.
Assume you purchase your Annuity with a $75,000 initial Purchase Payment and you make no additional Purchase Payments for the life of your Annuity.
Example 1
Assume the following:
•two years after the purchase, your Account Value is $85,000 (your Purchase Payment of $75,000 plus $10,000 of investment gain);
•the Charge Free Withdrawal amount is $7,500 ($75,000 x 0.10);
•the applicable CDSC is 4%.
If you request a withdrawal of $50,000, $7,500 is not subject to the CDSC because it is the Charge Free Withdrawal amount. The remaining amount of your withdrawal is subject to the 4% CDSC.
Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your Annual Income Amount through our systematic withdrawal program, you will only be permitted to take that withdrawal on a gross basis. In a gross withdrawal scenario, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable CDSC as well as any applicable tax withholding. In a net withdrawal scenario, you request a withdrawal for the exact dollar amount you want to receive after the deduction for any applicable CDSC as well as any applicable tax withholding. This means that an amount greater than the amount of your requested net withdrawal will be deducted from your Account Value if there is any CDSC and/or tax withholding. To make sure that you receive the net withdrawal amount, we first calculate the corresponding gross withdrawal amount, including the applicable CDSC and/or tax withholding. We then reduce the gross withdrawal by the Charge Free Withdrawal amount before applying the applicable CDSC and/or tax withholding to the remaining amount. As a result, in this example, the total withdrawal amount will be greater for a net withdrawal as compared to a gross withdrawal for the same dollar amount requested.
•If you request a gross withdrawal of $50,000, and without any consideration to tax withholding, the amount of the CDSC will reduce the amount of the withdrawal you receive. In this example, the CDSC would equal $1,700 (($50,000 – the Charge Free Withdrawal amount of $7,500 = $42,500) x 0.04 = $1,700). You would receive $48,300 ($50,000 – $1,700). To determine your remaining Account Value after your withdrawal, we reduce your initial Account Value by the amount of your requested withdrawal. In this case, your Account Value would be $35,000 ($85,000 – $50,000).
•If you request a net withdrawal of $50,000, and without any consideration to tax withholding, we first determine the gross withdrawal amount that will need to be withdrawn in order to provide the requested payment amount. We do this by first subtracting the Charge Free Withdrawal amount from the net withdrawal amount and dividing the resulting amount by the result of 1 minus the surrender charge. Here is the calculation: $42,500/(1 – 0.04) = $44,270.83. This is the total amount to which the CDSC will apply. The amount of the CDSC is $1,770.83 ($44,270.83 x 0.04). Therefore, in order for you to receive the full $50,000 amount as a net withdrawal, we will deduct a gross withdrawal amount of $51,770.83 from your Account Value, resulting in a remaining Account Value of $33,229.17.
Example 2
Assume the following:
•two years after the gross withdrawal described above, the Account Value is $48,500 ($35,000 of remaining Account Value plus $13,500 of investment gain);
•the Charge Free Withdrawal amount is still $7,500 because no additional Purchase Payments have been made and the Purchase Payment is still subject to a CDSC; and
•the applicable CDSC in Annuity Year 4 is now 3%.
If you now take a second gross withdrawal of $10,000, $7,500 is not subject to the CDSC because it is the Charge Free Withdrawal amount. The remaining $2,500 is subject to the 3% CDSC or $75 and you will receive $9,925.
Upon surrender, we calculate a CDSC based on any Purchase Payments that remain in your Account Value on the date of the surrender (and after all other withdrawals have been taken). If you have made prior partial withdrawals or if your Account Value has declined in value due to negative Sub-account performance, the Purchase Payment used in this calculation may be greater than your remaining Account Value. Consequently, a higher CDSC may result than if we had calculated the CDSC as a percentage of remaining Account Value.
We may waive any applicable CDSC under certain circumstances described below in “Exceptions/Reductions to Fees and Charges.”
Premium Based Charge. The Premium Based Charge reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials, and other promotional expenses. The Premium Based Charge applicable to the Annuity is the sum of such charges applicable to each Purchase Payment. The Premium Based Charge applicable to a Purchase Payment is determined by multiplying (1) the amount of that Purchase payment by (2) its associated Premium Based Charge percentage, as shown in the table that follows. The Premium Based Charge is calculated on each Quarterly Annuity Anniversary for those Purchase Payments subject to the charge as of the prior Valuation Day. Each

Purchase Payment is subject to a Premium Based Charge on each of the 28 Quarterly Annuity Anniversaries (i.e., for seven years) that occurs after the Purchase Payment is allocated to the Annuity. Once that time period has expired, the Purchase Payment is no longer subject to the Premium Based Charge. For purposes of calculating the Premium Based Charge: (a) a Purchase Payment is the amount of the Purchase Payment before we deduct any applicable fees, charges or taxes; and (b) Purchase Payments are not reduced by partial withdrawals taken from the Annuity.
The Premium Based Charge for each Purchase Payment is determined when it is allocated to the Annuity (except for those Purchase Payments that are allocated to the Annuity prior to the first Quarterly Annuity Anniversary) based on the total of all Purchase Payments received to date. With respect to those Purchase Payments allocated to the Annuity prior to the first Quarterly Annuity Anniversary, the associated Premium Based Charge percentage for each of those Purchase Payments is determined using the total of all Purchase Payments allocated to the Annuity prior to the first Quarterly Annuity Anniversary (that is, we total all the Purchase Payments received before the first Quarterly Annuity Anniversary to determine the Premium Based Charge that applies to each). For each Purchase Payment allocated to the Annuity on or after the first Quarterly Annuity Anniversary, the associated Premium Based Charge percentage during the seven year charge period is determined using the total of all Purchase Payments allocated to the Annuity through the date of the “new” Purchase Payment, including the full amount of that “new” Purchase Payment. That is, to determine which Premium Based Charge tier a given Purchase Payment being made currently (i.e., a “new” Purchase Payment) is assigned, we add that Purchase Payment amount to the sum of all prior Purchase Payments. A Purchase Payment received on a Quarterly Annuity Anniversary will be subject to its first Premium Based Charge on the next Quarterly Annuity Anniversary.
Each tier of Premium Based Charge is separated by a “breakpoint” dollar amount, as shown in the table below. If a portion of a Purchase Payment results in total Purchase Payments crossing a new Purchase Payment breakpoint (as set forth in the table below), then the entire “new” Purchase Payment will be subject to the Premium Based Charge applicable to that tier. With respect to those Purchase Payments allocated to the Annuity prior to the first Quarterly Annuity Anniversary, the Premium Based Charge percentage applicable to each of those Purchase Payments is based on the total of all such Purchase Payments (that is, we total all the Purchase Payments received before the first Quarterly Annuity Anniversary to determine the Premium Based Charge that applies to each). Purchase Payments received on or after the first Quarterly Annuity Anniversary that result in breakpoints being reached will result in lower charge percentages for only such Purchase Payments and those that follow. Once a Premium Based Charge percentage is established for any Purchase Payment, such percentage is fixed and will not be reduced even if additional Purchase Payments are made or partial withdrawals are taken. Please see Appendix C for examples of the operation of the Premium Based Charge. The Premium Based Charge is deducted on a proportional basis from the Sub-accounts in which you maintain Account Value on the date the Premium Based Charge is due but will not be deducted from the Secure Value Account. If a Quarterly Annuity Anniversary falls on a day other than a Valuation Day, we will deduct the Premium Based Charge on the next following Valuation Day. If both a Premium Based Charge and a fee for an optional benefit are to be deducted on the same day, then the Premium Based Charge will be deducted first.
A Premium Based Charge is not deducted: (a) when there are no Purchase Payments subject to the Premium Based Charge; (b) on or after the Annuity Date; (c) if a Death Benefit has been determined under the Annuity (unless Spousal Continuation occurs); or (d) in the event of a full surrender of the Annuity (unless the full surrender occurs on a Quarterly Annuity Anniversary, in which case we will deduct the charge prior to terminating the Annuity).
We will only deduct that portion of the Premium Based Charge that does not reduce the Account Value below the lesser of $500 or 5% of the sum of the Purchase Payments allocated to the Annuity (which we refer to here as the “floor”). However, if a Premium Based Charge is deducted on the same day that a withdrawal is taken, it is possible that the deduction of the charge will cause the Account Value to fall below the immediately referenced Account Value “floor.”
The Premium Based Charge is not considered a withdrawal for any purpose, including determination of Charge Free Withdrawals, CDSC, or calculation of values associated with the optional living benefits.
The table of Premium Based1,2 Charges is as follows:

Total Purchase Payment Amount	Premium Based Charge Percentage (deducted quarterly)	Annual Equivalent of Premium Based Charge Percentage
Less than $50,000	0.1750%	0.70%
$50,000 or more, but less than $100,000	0.1500%	0.60%
$100,000 or more, but less than $250,000	0.1250%	0.50%
$250,000 or more, but less than $500,000	0.0875%	0.35%
$500,000 or more, but less than $1,000,000	0.0625%	0.25%
$1,000,000 or more	0.0375%	0.15%
1.The Premium Based Charge applicable to a Purchase Payment is determined by multiplying (1) the amount of that Purchase Payment by (2) its associated Premium Based Charge percentage, as shown in the table above. Each Purchase Payment is subject to a Premium Based Charge for a 7 year period following the date the Purchase Payment is allocated to the Annuity. The Premium Based Charge for each Purchase Payment is determined when it is allocated to the Annuity (except for those Purchase Payments that are allocated to the Annuity prior to the first Quarterly Annuity Anniversary) based on the total of all Purchase Payments received to date. For Purchase Payments allocated to the Annuity before the first Quarterly Annuity Anniversary, the Premium Based Charge for each Purchase Payment is based on the total of all such Purchase Payments received up to and including the Valuation Day before the first Quarterly Annuity Anniversary. Please see Appendix C for examples of the operation of the Premium Based Charge. “Quarterly Annuity Anniversary” refers to each successive three-month anniversary of the Issue Date of the Annuity.
2.The different tiers of Premium Based Charges separated by “breakpoints”, are shown in the table above. If a portion of a Purchase Payment results in total Purchase Payments crossing into a new Purchase Payment tier (as set forth in the table above), then the entire Purchase Payment will be subject to the Premium Based Charge applicable to that tier. With respect to those Purchase Payments allocated to the Annuity prior to the first Quarterly Annuity Anniversary, the Premium Based Charge percentage applicable to each of those Purchase Payments is based on the total of all such Purchase Payments (that is, we total all the Purchase Payments received before the first Quarterly Annuity Anniversary to determine the Premium Based Charge that applies to each). Purchase Payments received on or after the first Quarterly Annuity Anniversary that result in breakpoints being reached will result in lower charge percentages for only such Purchase Payments and those that follow. Once a Premium Based Charge percentage is established for any Purchase Payment, such percentage is fixed and will not be reduced even if additional Purchase Payments are made or partial withdrawals are taken. Please see Appendix C for examples of the operation of the Premium Based Charge.
Transfer Fee: Currently, you may make 20 free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the 20th in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging or Automatic Rebalancing Program when we count the 20 free transfers. All transfers made on the same day will be treated as one transfer. The following transfers are not subject to the transfer fee and are not counted toward the 20 free transfers: (a) transfers made pursuant to a formula used with an optional living benefit; (b) transfers we make to or from the Secure Value Account due to the election, termination or re-election of an optional living benefit and (c) transfers made through any electronic method or program we specify. The transfer fee is deducted on a proportional basis from all Sub-accounts in which you maintain Account Value immediately subsequent to the transfer.
Annual Maintenance Fee: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $50 or 2% of your Account Value, whichever is less. This fee compensates us for administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken out from the Sub-accounts on a proportional basis. The Annual Maintenance Fee will never be deducted from the Secure Value Account. The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $50,000. For purposes of determining the sum of the Purchase Payments at the time the fee is deducted, we do not reduce Purchase Payments by the amount of withdrawals. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. For Beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value and is only assessed if the Account Value is less than $25,000 at the time the fee is due.
Tax Charge: The Tax Charge is designed to approximate the taxes that we are required to pay and is generally assessed as a percentage of Purchase Payments, Surrender Value, or Account Value as applicable. The Tax Charge currently ranges up to 3.5%.
Currently, New York does not impose any premium tax. Other states and municipalities may impose a premium tax or similar tax on annuities that we are required to pay. We reserve the right to deduct a Tax Charge from Purchase Payments when received, from Surrender Value upon surrender, or from Account Value upon Annuitization if the State of New York imposes this type of tax in the future or if this type of tax is imposed by another jurisdiction. We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the separate accounts.
Company Taxes: We pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for taxes, and we may charge for taxes and may impose a charge in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Annuity, including any tax imposed with respect to the operation of the Separate Account or General Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the Tax Charge you pay under the Annuity. We reserve the right to change these tax practices.
Insurance Charge: We deduct an insurance charge daily based on the annualized rate shown in the “Summary of Contract Fees and Charges.” The charge, which is equal to 0.85% annually, is assessed against the assets allocated to the Sub-accounts. The insurance charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The insurance charge is intended to compensate Pruco Life of New Jersey for providing the insurance benefits under the Annuity, including the Annuity’s Death Benefit (as described in “Death Benefits” later in this prospectus) that, subject to the Annuity’s terms and conditions, provides guaranteed benefits to your Beneficiaries even if your Account Value declines, and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge further compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs.
Charges for Optional Living Benefits: For information about the benefits available under the Annuity and their corresponding charges, please refer to page 29 of this prospectus.
Settlement Service Charge: If your Beneficiary takes the death benefit under a Beneficiary Continuation Option, the insurance charge no longer applies. However, we then begin to deduct a Settlement Service Charge which compensates us for the cost of providing administrative services in connection with the Beneficiary Continuation Option. This charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annualized charge of 1.00%.
Fees and Expenses Incurred by the Portfolios: Each Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees and short sale expenses that may apply. These fees and expenses are assessed against each Portfolio’s average daily net assets, and reflected daily by each Portfolio before it provides Pruco Life of New Jersey with the net asset value as of the close of business each Valuation Day. More detailed information about fees and charges can be found in Appendix A to this prospectus and the prospectuses for the Portfolios located at https://www.prudential.com/personal/annuities/annuity-prospectuses.
ANNUITY PAYMENT OPTION CHARGES
There is no specific charge deducted from annuity payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a Tax Charge may apply.
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total insurance charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

PURCHASING YOUR ANNUITY
The Annuity referenced in this prospectus and any applicable riders are no longer available for new sales or re-elections.
REQUIREMENTS FOR PURCHASING THE ANNUITY
We may apply certain limits, restrictions, and/or underwriting standards as a condition of our issuance of the annuity and/or acceptance of Purchase Payments. Certain of the current limitations, restrictions and standards are described below. We may change these limitations, restrictions and standards in the future.
Your financial professional is required to complete annuity training prior to soliciting an application for an annuity product. If your annuity application was submitted prior to your financial professional fulfilling the applicable annuity training requirements, your application will be returned and the annuity product will need to be re-solicited. If the annuity training is not completed within five (5) Valuation Days from the date your initial Purchase Payment is received by Prudential in Good Order and we do not have your consent to retain the Purchase Payment, we will return your Purchase Payment and your Annuity will not be issued.
Initial Purchase Payment: We no longer allow new purchases of this Annuity or any applicable riders. An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. This is the payment that issues your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment of $10,000. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.
We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to the aggregate of all annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of Owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold. We may limit additional Purchase Payments under other circumstances, as explained in “Additional Purchase Payments,” below.
Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total surrenders, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.
Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life of New Jersey. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life of New Jersey by wiring funds through your financial professional’s broker-dealer firm.
Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.
Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options. A mandatory allocation to the Secure Value Account and investment restrictions will apply if you elect an optional living benefit.
Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant. You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value may be reduced by the total insurance charge and may be subject to Sub-account fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary(ies).

Additionally, we will not permit election or re-election of any optional living benefit by certain ownership types. We may issue an Annuity to ownership structures where the Annuitant is also the participant in a Qualified or Nonqualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that may elect to use our Annuity as a funding vehicle.
Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the annuity we must receive the application, in Good Order, before the oldest of the Owner(s) and Annuitant(s) turns 81 years old. The availability of certain optional living benefits may vary based on the age of the Owners and Annuitant. In addition, the selling firm through which you are purchasing the Annuity may impose a younger maximum issue age than what is described above – check with your selling firm for details. The “Annuitant” refers to the natural person upon whose life annuity payments payable to the Owner are based.
Additional Purchase Payments: Effective December 31, 2020, additional Purchase Payments are not permitted after the first anniversary of the election of any optional benefit. This means that you will no longer be able to increase the values associated with your benefit through additional Purchase Payments. In addition, the limitation on additional Purchase Payments will limit your ability to make scheduled payments directly from your bank account.
Subject to the limitation with the election of optional benefits discussed above and to the limitations below, you may make additional Purchase Payments provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer (“EFT”) purchases). We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. Purchase Payments are not permitted after the Account Value is reduced to zero.
Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular Purchase Payment, we will allocate the Purchase Payment on a proportional basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value, such as the AST Investment Grade Bond Sub-account. We will accept additional Purchase Payments up to and including the day prior to the later of (a) the oldest Owner’s 81st birthday (the Annuitant’s 81st birthday, if the Annuity is owned by an entity), or (b) the first anniversary of the Issue Date, unless otherwise required by applicable law or regulation to maintain the tax status of the Annuity.
Depending on the tax status of your Annuity (e.g, if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see the “Tax Considerations” for additional information on these contribution limits.
DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.
•Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if both Owners instruct us in a written form that we find acceptable, to allow one Owner to act independently on behalf of both Owners we will permit one Owner to do so. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term “Owner.” Prior to Annuitization, there is no right of survivorship (other than any spousal continuation right that may be available to a surviving spouse).
•Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more “Contingent Annuitants” with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the prospectus.
•Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary’s relationship to you. If you use a class designation in lieu of designating individuals (e.g. “surviving children”), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both Owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract, unless you elect an alternative Beneficiary designation.
Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT
You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.
SALARY REDUCTION PROGRAMS
These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program.

MANAGING YOUR ANNUITY
CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order, which will take effect on the date you sign the notice of change, subject to our receipt of the notice at our Service Center. As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Center.
Some of the changes we will not accept include, but are not limited to:
•a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner’s death;
•a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;
•a new Annuitant prior to the Annuity Date if the Owner is an entity;
•a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;
•any permissible designation change if the change request is received at our Service Center after the Annuity Date;
•A new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and
•a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.
In general, you may change the Owner, Annuitant and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the designated Annuitant. We accept assignments of nonqualified Annuities only.
We reserve the right to reject any proposed change of Owner, Annuitant or Beneficiary, as well as any proposed assignment of the Annuity.
We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:
•a company(ies) that issues or manages viatical or structured settlements;
•an institutional investment company;
•an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or
•a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.
We will implement this right on a non-discriminatory basis and to the extent allowed by state law, but are not obligated to process your request within any particular timeframe. There are restrictions on designation changes when you have elected certain optional living benefits.
Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See “Death Benefits” later in this prospectus for additional details.
Spousal Designations
If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both Owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract, unless you designate a different Beneficiary. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the Owner and the Non-Owner ex-spouses. The Non-Owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract Owners. Please consult with your tax adviser regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.
The federal and state tax law provisions applicable to an opposite sex spouse will also apply available to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser for more information.
Contingent Annuitant
Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”).
Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. See “Spousal Continuation of Annuity” in “Death Benefits” for more information about how the Annuity can be continued by a Custodial Account, including the amount of the Death Benefit.

MANAGING YOUR ACCOUNT VALUE
There are several programs we administer to help you manage your Account Value. We describe our current programs in this section.
DOLLAR COST AVERAGING PROGRAMS
We offer Dollar Cost Averaging Programs during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from your Sub-accounts (if you make no selection, we will effect transfers on a monthly basis).
There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining Sub-account.
AUTOMATIC REBALANCING PROGRAMS
During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose. The “Accumulation Period” refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you choose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the Automatic Rebalancing program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.
If you have an optional living benefit that makes transfers under a predetermined mathematical formula, and you have elected Automatic Rebalancing, you should be aware that: (a) the AST Investment Grade Bond Sub-account used as part of the predetermined mathematical formula will not be included as part of Automatic Rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing program. You should also be aware that because of the mandatory allocation to the Secure Value Account, only the portion of your Account Value allocated to the Permitted Sub-accounts will be included as part of Automatic Rebalancing.
FINANCIAL PROFESSIONAL PERMISSION TO REQUEST WITHDRAWALS AND FORWARD TRANSACTION INSTRUCTIONS
Pursuant to your authorization, your financial professional may forward instructions regarding: (1) partial withdrawals of up to $250,000 per transaction (beginning on or about August 24, 2015, if permitted by your Financial Professional's broker-dealer, and including establishing or making changes to a systematic withdrawal program); (2) the allocation of your Account Value; and (3) financial transactions involving Investment Options. If your financial professional has this authority, we deem that all such transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your financial professional until we receive notification of the revocation of such person’s authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such financial professional. We will notify you and your financial professional if we implement any such restrictions or prohibitions.
PLEASE NOTE: Contracts managed by your financial professional also are subject to the restrictions on transfers between Investment Options that are discussed in the section below titled “Restrictions on Transfers Between Investment Options.” We may also require that your financial professional transmit all financial transactions using the electronic trading functionality available through our website (www.prudential.com). Limitations that we may impose on your financial professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on his or her own behalf, except as otherwise described in this prospectus.
RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS
During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.
Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as a dollar cost averaging program, an automatic rebalancing program, or pursuant to a mathematical formula required as part of an optional living benefit (e.g., Highest Daily Lifetime Income v3.0). The transfer restrictions discussed in this section apply only to transfers that you initiate, not any transfers under a program or the mathematical formula.
Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. We do not view a facsimile transmission or other electron transmission as a “writing.” For purposes of this 20 transfer limit, we will treat multiple transfer requests submitted on the same Valuation Day as a single transfer and will not count any transfer that: (i) solely involves the Sub-account corresponding to the AST Government Money Market Sub-account; (ii) involves one of our systematic programs, such as automated withdrawals; or (iii) occurs to or from the Secure Value Account due to the election or termination of an optional living benefit.
Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by the Portfolio’s Portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
•With respect to each Sub-account (other than the AST Government Money Market Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automatic rebalancing, mandatory allocations to the Secure Value Account or under a predetermined mathematical formula used with an optional living benefit; and (ii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
•We reserve the right to affect transfers on a delayed basis in accordance with our rules regarding frequent transfers. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.
If we deny one or more transfer requests under the foregoing rules, we will inform you or your financial professional promptly of the circumstances concerning the denial.
There are Owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there are Owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life of New Jersey as well as other insurance companies that have the same underlying Portfolios available to them. Since some contract Owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying Portfolio (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract Owners. Similarly, while contracts managed by a financial professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the financial professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying Portfolio's assets which may affect all contract Owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a financial professional) and will not waive a transfer restriction for any Owner.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual Owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Annuity Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

A Portfolio also may assess a short-term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

ACCESS TO ACCOUNT VALUE
TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, the Premium Based Charge if the surrender occurs on the Quarterly Anniversary that the charge is due, any Tax Charge that applies and the charge for any optional living benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called “Charge Free Withdrawals.” Unless you notify us differently as permitted, partial withdrawals are taken on a proportional basis (i.e. “on a proportional basis” meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.
If you have an optional living benefit and you take a withdrawal deemed to be Excess Income that brings your Account Value to zero, both the benefit and the Annuity itself will terminate. See “Optional Living Benefits” later in this prospectus for more information.
TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES
Prior to Annuitization
For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any “gain” in your Annuity and second as a return of your “cost basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain. You may wish to consult a professional tax adviser for advice before requesting a distribution.
During the Annuitization Period
During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.
There may also be tax implications on distributions from qualified Annuities. See “Tax Considerations” for information about qualified Annuities and for additional information about nonqualified Annuities.
CHARGE FREE WITHDRAWAL AMOUNTS
You can make a full or partial withdrawal from the Annuity during the Accumulation Period, although a CDSC, and tax consequences may apply. The Annuity offers a “charge free withdrawal” amount that applies only to partial withdrawals. The Charge Free Withdrawal Amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC. The Charge Free Withdrawal Amount during each Annuity Year is equal to 10% of all Purchase Payments that are currently subject to a CDSC. Withdrawals made within an Annuity Year reduce the Charge Free Withdrawal Amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Charge Free Withdrawal Amount to the next Annuity Year.
•The Charge Free Withdrawal Amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a charge free withdrawal do not reduce the amount of CDSC that may apply upon a subsequent partial withdrawal or surrender of your Annuity.
•You can also make partial withdrawals in excess of the Charge Free Withdrawal Amount. The minimum partial withdrawal you may request is $100.
Example. This example assumes that no withdrawals have previously been taken.
On January 3rd, to purchase your Annuity, you make an initial Purchase Payment of $20,000.
On January 3rd of the following calendar year, you make a subsequent Purchase Payment to your Annuity of $10,000.
•Because in Annuity Year 1 your initial Purchase Payment of $20,000 is still within the CDSC schedule (see “Annuity Owner Transaction Expenses”), your Charge Free Withdrawal Amount in Annuity Year 1 equals $20,000 × 0.10, or $2,000.
•Because in Annuity Year 2 both your initial Purchase Payment of $20,000 and your subsequent Purchase Payment of $10,000 are still within the CDSC schedule (see “Annuity Owner Transaction Expenses”), your Charge Free Withdrawal Amount in Annuity Year 2 equals $20,000 × 0.10, plus $10,000 × 0.10, or $2,000 + $1,000 for a total of $3,000.
To determine if a CDSC applies to partial withdrawals, we first determine if you have previously withdrawn all Purchase Payments. If so, no CDSC applies. If you have not previously withdrawn all Purchase Payments, we:
1.First determine what, if any, amounts qualify as a charge free withdrawal. These amounts are not subject to the CDSC.

2.Next determine what, if any, remaining amounts are in excess of the Charge Free Withdrawal Amount. These amounts will be treated as withdrawals of Purchase Payments, as described in “Fees, Charges and Deductions – Contingent Deferred Sales Charge (“CDSC”)” earlier in this prospectus. These amounts may be subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis.
3.Withdraw any remaining amounts from any other Account Value (including gains). These amounts are not subject to the CDSC.
Your withdrawal will include the amount of any applicable CDSC. Generally, you can request a partial withdrawal as either a “gross” or “net” withdrawal. In a “gross” withdrawal, you request a specific withdrawal amount, with the understanding that the amount you actually receive is reduced by any applicable CDSC as well as any applicable tax withholding. In a “net” withdrawal, you request a withdrawal for an exact dollar amount you want to receive after deductions for any applicable CDSC as well as any applicable tax withholding. This means that an amount greater than the amount of your requested “net” withdrawal will be deducted from your Account Value if there is any CDSC and/or tax withholding. We will deduct the partial withdrawal from your Account Value in accordance with your instructions, although if you are participating in an optional living benefit, your withdrawal must be taken on a proportional basis from each of your Investment Options and the Secure Value Account.
If You Do Not Elect An Optional Living Benefit
•If you do not elect an optional living benefit, any partial withdrawal taken in an Annuity Year that is above the Charge Free Withdrawal Amount in the same Annuity Year, will be subject to any applicable CDSC.
If You Elect An Optional Living Benefit
•Please be aware that although a given partial withdrawal may qualify as a charge free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under one of the Highest Daily Lifetime Income v3.0 benefits. In that scenario, the partial withdrawal would be deemed “Excess Income” – thereby reducing your Annual Income Amount for future years. For example, if the Annual Income Amount under Highest Daily Lifetime Income v3.0 were $2,000 and a $2,500 withdrawal that qualified as a charge free withdrawal were made, the withdrawal would be deemed Excess Income, in the amount of $500.
SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD
Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.
You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Code or Required Minimum Distributions.
You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.
Systematic withdrawals can be made from your Account Value allocated to the Sub-accounts. Please note that systematic withdrawals may be subject to any applicable CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.
The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.
Systematic Withdrawals based on the charge free amount may be available, but only if the contract is still within the surrender charge period. The withdrawals will be calculated based only on the Purchase Payments that are still subject to CDSC.
If An Optional Living Benefit is Not Elected
If you have not elected an optional living benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals on a proportional basis based on the Account Value in the Investment Options at the time we pay out your withdrawal. “On a proportional basis” means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals on a proportional basis (as described above) based on the Account Value across all of your Investment Options.
If An Optional Living Benefit is Elected
If you have certain optional living benefits that guarantee Lifetime Withdrawals (e.g., Highest Daily Lifetime Income v3.0) and elect, or have elected, to receive Lifetime Withdrawals using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:
•Systematic withdrawals must be taken from your Account Value on a proportional basis from the Investment Options and the Secure Value Account at the time we process each withdrawal.

•If you either have an existing or establish a new systematic withdrawal program for an amount less than, or equal to, your Annual Income Amount and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.
•If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your Annual Income Amount available in future Annuity Years. A combination of partial withdrawals and systematic withdrawals for an amount greater than your Annual Income Amount will further negatively impact your future Annual Income Amount.
•For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see “Optional Living Benefits” later in this prospectus.
•If you are taking your entire Annual Income Amount through the systematic withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE
If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% additional tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as nonqualified annuities, the Code may provide a similar exemption from additional tax under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) may be subject to a CDSC. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59½ that are not subject to the 10% additional tax.
Please note that if a withdrawal under Sections 72(t) or 72(q) is scheduled to be affected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the withdrawal on the last Valuation Day prior to December 25th of that year.
REQUIRED MINIMUM DISTRIBUTIONS
Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner’s lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC (if applicable) on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the Required Minimum Distribution and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a systematic withdrawal that is taken to satisfy the Required Minimum Distribution rules in relation to other savings or investment plans under other qualified retirement plans.
The amount of the Required Minimum Distribution may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code. Please see “optional Living Benefits” for further information relating to Required Minimum Distributions if you own an optional living benefit.
In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.
Please note that if a Required Minimum Distribution is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the Required Minimum Distribution on the last Valuation Day prior to December 25th of that year.
See “Tax Considerations” for a further discussion of Required Minimum Distributions. For the impact of Required Minimum Distributions on optional living benefits and Excess Income, see “Optional Living Benefits – Highest Daily Lifetime Income v3.0 Benefit – Required Minimum Distributions.”
If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the contract Owner prior to the remaining funds being sent to the transfer institution.

SURRENDERS
SURRENDER VALUE
During the Accumulation Period, you can surrender your Annuity at any time, and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any applicable CDSC, any applicable Tax Charge, any applicable optional living benefit charge and any Annual Maintenance Fee.
Please note: although the Premium Based Charge is not included in the Surrender Value calculation, if you surrender your Annuity on a Quarterly Annuity Anniversary, any applicable Premium Based Charges will apply.
We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take a Non-Lifetime Withdrawal (see “Optional Living Benefits – Non-Lifetime Withdrawal Feature”) that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “Annuity Options” later in this prospectus for information on the impact of the minimum Surrender Value at Annuitization.
MEDICALLY-RELATED SURRENDERS
Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related “Contingency Event” as described below (a “Medically-Related Surrender”). Although a CDSC will not apply to a qualifying Medically-Related Surrender, please be aware that a withdrawal from the Annuity before you have reached age 59½ may be subject to a 10% additional tax and other tax consequences – see “Tax Considerations” later in this prospectus.
If you request a full surrender, the amount payable will be your Account Value as of the date we receive, in Good Order, your request to surrender your Annuity.
This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:
•If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the “Contingency Event” described below in order to qualify for a Medically-Related Surrender;
•If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
•If the Owner is one or more natural persons, all such Owners must also be alive at such time;
•We must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us;
•No additional Purchase Payments can be made to the Annuity; and
•Proceeds will only be sent by check or electronic fund transfer directly to the Owner.
We reserve the right to impose a maximum amount of a Medically-Related Surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of Medically-Related Surrenders you have taken previously under this Annuity and any other annuities we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible Medically-Related Surrender. A “Contingency Event” occurs if the Owner (or Annuitant if entity-owned) is:
•first confined in a “Medical Care Facility” after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically-Related Surrender request at our Service Center; or
•first diagnosed as having a “Fatal Illness” after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a licensed physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.
“Fatal Illness” means a condition (a) diagnosed by a licensed physician; and (b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. “Medical Care Facility” means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically necessary in-patient care, which is (a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and (d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records.

ANNUITY OPTIONS
Annuitization involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit). We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. Please refer to the “Optional Living Benefits” section in this prospectus for a description of annuity options that are available when you elect one of the optional living benefits. You must annuitize your entire Account Value; partial Annuitizations are not allowed.
You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years). You may change your choices before the Annuity Date.
If needed, we will require proof in Good Order of the Annuitant’s age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.
If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date.
Once annuity payments begin, you no longer receive benefits under any optional living benefit (unless you have annuitized under that benefit) or the Death Benefits described below.
Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.
Please note that you may not annuitize within the first Annuity Year,
Option 1
Annuity Payments for a Period Certain: Under this option, we will make equal payments for the period chosen (the “period certain”), up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies before the end of period certain, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.
Option 2
Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semiannually, or annually for the period certain, subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant’s life expectancy at the time the Annuity Option becomes effective, as computed under applicable Internal Revenue Services ("IRS") tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.
Other Annuity Options We May Make Available
At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:
•Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.
•Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second Annuitant. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.
•Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the “period certain”), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second Annuitant. If the Annuitants’ joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.
For qualified annuities, the period certain option may be limited to 10 years or less depending on the circumstances.
We reserve the right to cease offering any of these Other Annuity Options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity or settlement options.

BENEFITS AVAILABLE UNDER THE ANNUITY
The following table summarizes information about the benefits available under the Annuity.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Restrictions/Limitations
Highest Daily Lifetime Income v3.0*	Provides a guaranteed lifetime income stream through withdrawals during the life of the Annuitant.	Optional	2.00% (assessed against the greater of Account Value and PWV)	You may not select certain Portfolios. Please refer to Appendix A for variable Sub-account availability.
Spousal Highest Daily Lifetime Income v3.0*	Provides a guaranteed lifetime income stream through withdrawals during the lives of the Annuitant and his or her spouse.	Optional	2.00% (assessed against the greater of Account Value and PWV)	You may not select certain Portfolios. Please refer to Appendix A for variable Sub-account availability.
Minimum Death Benefit	Provides protection for your Beneficiary(ies) by ensuring that they do not receive less than your Account Value.	Standard	0%	None.
Dollar Cost Averaging	Allows you to systematically transfer a percentage amount out of any variable Investment Option and into any other variable Investment Option(s).	Standard	0%	Minimum allocation requirements.
Automatic Rebalancing	You can direct us to automatically rebalance your assets to return to your original allocation percentage or to a subsequent allocation percentage you select.	Standard	0%	None.
* Effective December 31, 2020, we no longer offer these benefits.

OPTIONAL LIVING BENEFITS
The Annuity referenced in this prospectus and any applicable riders are no longer available for new sales or re-elections.
Overview
Pruco Life of New Jersey offers different optional living benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Notwithstanding the additional protection provided under the optional living benefits, the additional cost has the impact of reducing net performance of the Investment Options. Each optional living benefit offers a type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive.
The Highest Daily Lifetime Income v3.0 benefits are “Guaranteed Lifetime Withdrawal Benefits.” These benefits are designed for someone who wants a guaranteed lifetime income stream through withdrawals over time, rather than by annuitizing. Please note that there is a Latest Annuity Date under your Annuity, by which date annuity payments must commence even if you are taking withdrawals under an optional living benefit.
Effective December 31, 2020, we no longer offer the Highest Daily Lifetime Income v3.0 benefits listed below (collectively “Highest Daily v3.0 Benefits”).

Benefit	Description
Highest Daily Lifetime Income v3.0	Provides a guaranteed lifetime income stream through withdrawals during the life of the Annuitant.
Spousal Highest Daily Lifetime Income v3.0	Provides a guaranteed lifetime income stream through withdrawals during the lives of the Annuitant and his or her spouse.
Please see the benefit descriptions that follow for a complete explanation of the terms, conditions and limitations of each optional living benefit.
To make this Prospectus easier to read, we sometimes use different labels than are used in the Annuity. This is illustrated below. Although we use different labels, they have the same meaning in this prospectus as in the Annuity. You should also note that the label “Investment Options” as used in the Annuity includes the Secure Value Account; however, as used in this prospectus “Investment Options” does not include the Secure Value Account.

Annuity	Prospectus
GA Fixed Account	Secure Value Account
Transfer Account	AST Investment Grade Bond Sub-account (“Bond Sub-account”)
Annual Income Percentage	Withdrawal Percentage
Required Investment Options	Permitted Sub-accounts
Electing An Optional Living Benefit for Annuities with applications signed on or after April 27, 2015 and on or prior to December 31,2020
You may have elected any of the optional living benefits listed above only at the time you purchased the Annuity or within 30 days of the date your Annuity was issued for Annuities with applications signed on or after April 27, 2015 and on or before December 31, 2020. If you did not elect an optional living benefit at the time you purchased the Annuity or within 30 days of the date your Annuity was issued, you may not add one in the future. We reserve the right to waive, change and/or further limit availability and election frequencies in the future.
If you elect Highest Daily Lifetime Income v3.0 Benefit and later terminate it, you will not be permitted to re-elect it. See “Termination of Existing Optional Living Benefit and Election of a New Optional Living Benefit” below for information pertaining to elections, termination and re-election of optional living benefits.
Notwithstanding the limit discussed above, we may further limit, suspend or reject any additional Purchase Payments at any time, but would do so only on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
•if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s));
•if we are not then offering this benefit for new issues; or
•if we are offering a modified version of this benefit for new issues.
If we further exercise our right to suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund the Highest Daily Lifetime Income v3.0 optional living benefit that you elected to the level you originally intended. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v3.0 optional living benefit through additional Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities.
When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.

If you wish to elect an optional living benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a proportional basis from your Annuity’s Sub-accounts, the Secure Value Account (i.e., in direct proportion to the proportion that each such Sub-account and the Secure Value Account bear to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v3.0 so long as you participate in a systematic withdrawal program in which withdrawals are not taken on a proportional basis.
The federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.
Conditions of Electing An Optional Living Benefit
When you elect an optional living benefit, certain conditions apply. First, you are limited in the Sub-accounts to which you can allocate Account Value. Second, we will allocate a portion of your Account Value to the Secure Value Account. Last, we will apply a predetermined mathematical formula that may make transfers of your Account Value. These conditions are discussed briefly below.
Allocation of Account Value
As a condition of electing an optional living benefit, we limit the Investment Options to which you may allocate your Account Value (the “Permitted Sub-accounts”). If you elect an optional living benefit after your Annuity is issued (which must occur within 30 days of the date your Annuity is issued for Annuities with applications signed on or after April 27, 2015), we will require you to reallocate Account Value that is currently allocated to Sub-accounts other than the Permitted Sub-accounts to the Permitted Sub-accounts. Please see “Appendix A” for a listing of the Permitted Sub-accounts. We reserve the right to terminate your optional living benefit if you allocate amounts to a Sub-account that is not permitted. Prior to terminating an optional living benefit, we will send you written notice and provide you with an opportunity to reallocate to the Permitted Sub-accounts. If you terminate a previously elected optional living benefit, you will be able to allocate your Account Value to any of the Sub-accounts listed under “Portfolios Available If An Optional Living Benefit Is Not Elected” in “Appendix A."
We may change the Permitted Sub-accounts available with an optional living benefit. For more information, see “Other Important Considerations” in the benefit descriptions that follow.
The Secure Value Account
When you elect an optional living benefit at the time you purchase your Annuity, we allocate 10% of your initial Purchase Payment to the Secure Value Account. This means that 90% of your Purchase Payment will be allocated to the Permitted Sub-accounts. If you elect an optional living benefit after your Annuity is issued (which must occur within 30 days of the date your Annuity is issued for Annuities with applications signed on or after April 27, 2015), we will then allocate the same mandatory 10% of your Account Value to the Secure Value Account and 90% of your Account Value will remain allocated to the Permitted Sub-accounts. In addition, 10% of all additional Purchase Payments made while an optional living benefit is in effect will be allocated to the Secure Value Account. You cannot make transfers into or out of the Secure Value Account. The percentage of your overall Account Value in the Secure Value Account will change over time due to the performance of the Permitted Sub-accounts and interest credited to the Secure Value Account. When this happens, we will not rebalance your Account Value in order to maintain the 10% allocation to the Secure Value Account.
We credit a fixed rate of interest daily on the Account Value allocated to the Secure Value Account while the benefit is in effect (the “crediting rate”). We determine this rate not more frequently than once a year based on several factors, including the investment return of the assets underlying our general account. The crediting rate will initially be based on the current crediting rate we offer when you elect the optional living benefit. On each benefit anniversary, your crediting rate will equal the then current renewal rate. We will send you a confirmation that shows the renewal rate each year. The crediting rate will apply to all amounts allocated to the Secure Value Account, including 10% of any additional Purchase Payments you make, until the following benefit anniversary. The minimum crediting rate is shown in your Annuity as the “Minimum GA Fixed Account Rate” and will not be less than 1.00%.
The Predetermined Mathematical Formula
Each optional living benefit also requires your participation in a predetermined mathematical formula that may transfer your Account Value between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account. For more information, see, “Overview of The Predetermined Mathematical Formula” under “Highest Daily Lifetime Income v3.0 Benefit” in the benefit descriptions that follow.
Impact of Optional Living Benefit Conditions
The optional living benefit investment requirements and the formula are designed to reduce the difference between your Account Value and our liability under the optional living benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. The investment requirements and the formula do not guarantee any reduction in risk or volatility or any increase in Account Value. In fact, the Permitted Sub-account investment requirements could mean that you miss appreciation opportunities in other Investment Options. The formula could mean that you miss opportunities for investment gains in your selected Sub-accounts while Account Value is allocated to the AST Investment Grade Bond Sub-account, and there is no guarantee that the AST Investment Grade Bond Sub-account will not lose value. These requirements, however, could also protect your Account Value from losses that may occur in other Investment Options.

The Secure Value Account reduces potential volatility of your Account Value and provides a fixed, guaranteed rate of return that is supported by our general account. This helps us manage the risks associated with offering optional living benefits. The required allocation to the Secure Value Account could mean that you miss opportunities for investment gains that would be possible if you were entirely invested in the Permitted Sub-accounts. The required allocation to the Secure Value Account, however, could also protect your Account Value from losses that may have otherwise occurred if your entire Account Value was allocated to the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.
We are not providing you with investment advice through the use of these conditions. In addition, these conditions do not constitute an investment strategy that we are recommending to you.
Additional Purchase Payments
The Annuity referenced in this prospectus and any applicable riders are no longer available for new sales or re-elections.
While Highest Daily Lifetime Income v3.0 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time.
Notwithstanding the limit discussed above, we may further limit, suspend or reject any additional Purchase Payment at any time, but would only do so on a non-discriminatory basis. Circumstances where we may further limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
•if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s));
•if we are not then offering this benefit for new issues; or
•if we are offering a modified version of this benefit for new issues.
If we further exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v3.0 Benefit to the level you originally intended. This means that your ability to increase the values associated with your Highest Daily Lifetime Income v3.0 Benefit through additional Purchase Payments may be limited or suspended.
Lifetime Withdrawals Under an Optional Living Benefit
The optional living benefits guarantee the ability to withdraw an annual amount each contract year (the “Annual Income Amount”), regardless of the performance of your Account Value. The Annual Income Amount is available until the death of the Annuitant (or the death of two spouses, if a spousal benefit is elected), subject to our rules regarding the timing and amount of withdrawals. The Annual Income Amount is initially equal to a percentage (the “Withdrawal Percentage”) of a specific value (the “Protected Withdrawal Value”) as discussed below.
Under any of the optional living benefits, withdrawals in excess of the Annual Income Amount, called “Excess Income,” will impact the value of the benefit including a permanent reduction in future guaranteed amounts, as discussed in the benefit descriptions that follow.
Termination of Existing Optional Living Benefit and Election of a New Optional Living Benefit
If you elect an optional living benefit, you may not terminate the benefit prior to the first benefit anniversary. This means once you elect the benefit, you will be subject to the benefit charge and the conditions discussed earlier in this section for at least the first benefit year, unless you surrender the Annuity. After you terminate the benefit, you may elect one of the then currently available benefits, subject to availability of the benefit at that time and our then current rules. Please note that once you terminate an existing Highest Daily v3.0 Benefit, you lose the guarantees that you had accumulated under that benefit. If you had previously terminated a Highest Daily v3.0 and subsequently re-elected it, new guarantees under the newly elected Highest Daily v3.0 Benefit were based on your Account Value as of the date the new benefit became effective. Also, the Withdrawal Percentages and Roll-Up Rate applicable to the newly elected Highest Daily v3.0 Benefit may be different than those applicable to your terminated benefit. We reserve the right to waive, change and/or further limit availability, waiting periods and election frequencies in the future. Check with your financial professional regarding the availability of re-electing or electing a benefit and any waiting period. You and your financial professional should carefully consider whether terminating your existing Highest Daily v3.0 Benefit is appropriate for you.
Please refer to the benefit descriptions that follow for a complete explanation of the terms, conditions and limitations of each optional living benefit. You should consult with your financial professional to determine if any of these optional living benefits may be appropriate for you based on your financial needs. As is the case with optional living benefits in general, the fulfillment of our guarantee under these benefits is dependent on our claims-paying ability.

HIGHEST DAILY LIFETIME® INCOME v3.0 BENEFIT
The Highest Daily Lifetime Income v3.0 Benefit is no longer available for new sales or re-elections.
Highest Daily Lifetime Income v3.0 guarantees the ability to withdraw the “Annual Income Amount” regardless of the investment performance of your Account Value. The Annual Income Amount is available until the death of the Annuitant, subject to our rules regarding the timing and amount of withdrawals. The Annual Income Amount is initially equal to the Protected Withdrawal Value multiplied by the Withdrawal Percentage as discussed below. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. Withdrawals of Excess Income that reduce your Account Value to zero will terminate the Annuity and the optional living benefit. Withdrawals of Excess Income that do not reduce your Account Value to zero will reduce the Annual Income Amount in future Annuity Years on a proportional basis. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered “Lifetime Withdrawals” under the benefit. Withdrawals are taken first from your Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to withdrawals of Excess Income).
The income benefit under Highest Daily Lifetime Income v3.0 currently is based on a single “designated life” who is at least 50 years old on the benefit effective date. Highest Daily Lifetime Income v3.0 is not available if you elect any other optional living benefit.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v3.0.
Please note that if you elect Highest Daily Lifetime Income v3.0, your Account Value is not guaranteed, can fluctuate and may lose value.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income v3.0, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v3.0. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v3.0, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our ownership guidelines.
Key Features and Examples
Descriptions and examples of the key features of the optional living benefit are set forth below. The examples are provided only to illustrate the calculation of various components of the optional living benefit. These examples do not reflect any of the fees and charges under the Annuity. As a result, these examples may not reflect the probable results of the benefit.
Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
Before you take your first Lifetime Withdrawal, your Protected Withdrawal Value is calculated using your “Periodic Value.” Your Periodic Value is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value, as detailed below.
During the first 10 benefit years and before you take your first Lifetime Withdrawal, the Periodic Value is the greater of:
•the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of the Roll-Up Rate during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day, plus the amount of any Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day (as described in “Non-Lifetime Withdrawal Feature” below); and
•the Account Value on the Current Valuation Day.
Withdrawal Percentages and Roll-Up Rate
Withdrawal Percentages are used to calculate your Annual Income Amount at the time of your first Lifetime Withdrawal. Withdrawal Percentages are also applied to any additional Purchase Payments you make and used to determine whether any Highest Daily Auto Step-Up will occur (see “Highest Daily Auto Step-Up” later in this section).

The Roll-Up Rate is the guaranteed compounded effective rate of return credited to your Protected Withdrawal Value until the earlier of your first Lifetime Withdrawal and the 10th benefit anniversary. The rate is an annual effective rate and compounds daily. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the Roll-Up Rate will no longer increase your Protected Withdrawal Value.
We declare the current Withdrawal Percentages and Roll-Up Rate that will apply to your Annuity. The current Withdrawal Percentages and Roll-Up Rate are set forth in the applicable Rate Sheet Prospectus Supplement that must accompany this prospectus. Once the Withdrawal Percentages and Roll-Up Rate for your Annuity are established, they will not change while the benefit is in effect. If you terminate the optional living benefit, you will not be permitted to re-elect it in the future.
Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, On or Before the 10th Anniversary of the Benefit Effective Date
Assume: (1) you purchase the Annuity and elect Highest Daily Lifetime Income v3.0 on February 10th; (2) the applicable Roll-Up Rate is 5%; (3) on February 13th, you make an additional Purchase Payment of $50,000, and (4) your Account Value is as shown below.
Note: all numbers are rounded to the nearest dollar for the purpose of this example

Date	Account Value
February 10th	$150,000
February 11th	$149,500
February 12th	$150,500
February 13th *	$200,150
*    Includes the value of the additional Purchase Payment.

Periodic Value on February 10th	$150,000
Periodic Value on February 11th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,000 x (1.05)(1/365) =	$150,020
and
(2) Account Value =	$149,500
Periodic Value on February 11th	$150,020
Periodic Value on February 12th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,020 x (1.05)(1/365) =	$150,040
and
(2) Account Value =	$150,500
Periodic Value on February 12th	$150,500
Periodic Value on February 13th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,500 x (1.05)(1/365) = $150,520 plus the Purchase Payment of $50,000 =	$200,520
and
(2) Account Value =	$200,150
Periodic Value on February 13th	$200,520
After the first 10 benefit years but before you take your first Lifetime Withdrawal, the Roll-Up Rate will no longer increase your Periodic Value, and your Protected Withdrawal Value will be the greater of:
•the Periodic Value for the Prior Valuation Day, plus the amount of any additional Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day; and
•the Account Value on the Current Valuation Day.
Because the daily appreciation of the Roll-Up Rate ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, After the 10th Anniversary of the Benefit Effective Date
Assume: (1) the 10th anniversary of the date you elected Highest Daily Lifetime Income v3.0 was February 10th; (2) on March 10th, your Periodic Value is $300,000; (3) on March 13th, you make an additional Purchase Payment of $25,000; and (4) your Account Value is as shown below.
Note: all numbers are rounded to the nearest dollar for the purpose of this example

Date	Account Value
March 11th	$299,500
March 12th	$300,750
March 13th *	$325,400
*    Includes the value of the additional Purchase Payment.

Periodic Value on March 10th	$300,000
Periodic Value on March 11th is the greater of:
(1) Periodic Value for the immediately preceding business day =	$300,000
and
(2) Account Value =	$299,500
Periodic Value on March 11th	$300,000
Periodic Value on March 12th is the greater of:
(1) Periodic Value for the immediately preceding business day =	$300,000
and
(2) Account Value =	$300,750
Periodic Value on March 12th	$300,750
Periodic Value on March 13th is the greater of:
(1) Periodic Value for the immediately preceding business day ($300,750) plus the Purchase Payment of $25,000 =	$325,750
and
(2) Account Value =	$325,400
Periodic Value on March 13th	$325,750
After you take your first Lifetime Withdrawal, your Protected Withdrawal Value will be the greater of:
•the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals; and
•the highest daily Account Value upon any step-up, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals (see “Highest Daily Auto Step-Up” later in this section).
Annual Income Amount
The Annual Income Amount is the annual amount of income for which you are eligible for life under Highest Daily Lifetime Income v3.0. The Annual Income Amount is equal to the applicable Withdrawal Percentage multiplied by the Protected Withdrawal Value at the time of the first Lifetime Withdrawal. The applicable Withdrawal Percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. For example, if your Protected Withdrawal Value is $300,000 and the applicable Withdrawal Percentage is 5%, your initial Annual Income Amount would be $15,000. The Annual Income Amount does not reduce in subsequent Annuity Years, unless you take a withdrawal of Excess Income as described below. Any additional Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v3.0 and subsequent to the first Lifetime Withdrawal will immediately increase the then-existing Annual Income Amount by an amount equal to the additional Purchase Payment multiplied by the applicable Withdrawal Percentage based on the age of the Annuitant at the time of the first Lifetime Withdrawal.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
•If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
•If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Withdrawals and Highest Daily Lifetime Income v3.0
Highest Daily Lifetime Income v3.0 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. All withdrawals will be taken on a proportional basis from all Investment Options and the Secure Value Account.

Under Highest Daily Lifetime Income v3.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount:
•they will not reduce your Annual Income Amount in subsequent Annuity Years;
•they will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year; and
•you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.
If cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be proportionately reduced (except with regard to certain Required Minimum Distributions as discussed in “Required Minimum Distributions” later in this section).
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income v3.0. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by the applicable Withdrawal Percentage which varies based on the age of the Annuitant on that Annuity Anniversary. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will repeat this process on each subsequent Annuity Anniversary. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new Withdrawal Percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on Valuation Days. Taking regular Lifetime Withdrawals makes it less likely that a Highest Daily Auto Step-up will occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up.
If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v3.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v3.0 upon a step-up, we will notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the Optional Benefit Fees and Charges in the "Fee Table" section in this prospectus.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v3.0 or any other fees and charges under the Annuity. Assume the following for all three examples:
•The Issue Date is July 2nd,
•Highest Daily Lifetime Income v3.0 is elected on July 2nd
•The applicable Withdrawal Percentage is 5%.
•The first withdrawal is a Lifetime Withdrawal.
•Unless otherwise indicated, it is assumed that all dates referenced in these examples fall on consecutive business days.
Example of Dollar-for-Dollar Reductions
On October 28th, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including July 1st) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29th and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount.)

Here is the calculation:

Account Value before Lifetime withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500/$114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the applicable Withdrawal Percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
Example 1 – Assume the following:
•The first Lifetime Withdrawal was taken in a prior Annuity Year.
•The Annuity Anniversary is July 1.
•The AIA for this Annuity Year is $12,000.
•The applicable Withdrawal Percentage is 5%.
•There were no excess withdrawals during the annuity year.
•The highest daily Account Value for this Annuity Year through June 30 is $238,000.
•The Account Value on July 1 is $239,000.
•There are no withdrawals or additional Purchase Payments on July 1.
On the anniversary, July 1, we will evaluate whether an Auto Step-Up will occur. First, we check to see if the highest daily Account Value has changed. Since the Account Value on July 1 is greater than the previous highest daily Account Value of $238,0000, the highest daily Account Value becomes $239,000. Next, we check to see if the AIA should step up. The applicable Withdrawal Percentage of the highest daily Account Value is 5% of $239,000 = $11,950. Since the AIA of $12,000 is greater, there is no Auto Step-Up and the AIA will remain at $12,000.
Example 2 – Assume the following:
•The first Lifetime Withdrawal was taken in a prior Annuity Year.
•The Annuity Anniversary is July 1.
•The AIA for this Annuity Year is $12,000.
•The applicable Withdrawal Percentage is 5%.
•There were no excess withdrawals during the annuity year.
•The highest daily Account Value for this Annuity Year through June 30 is $242,000.
•The Account Value on July 1 is $239,000.
•There are no withdrawals or additional Purchase Payments on July 1.
On the anniversary, July 1, we will evaluate whether an Auto Step-Up will occur. First, we check to see if the highest daily Account Value has changed. Since the Account Value on July 1 is less than the previous highest daily Account Value of $239,0000, the highest daily Account Value remains $242,000. Next, we check to see if the AIA should step up. The applicable Withdrawal Percentage of the highest daily Account Value is 5% of $242,000 = $12,100. Since this amount is greater than the existing AIA, the AIA is automatically stepped-up to $12,100.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income v3.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v3.0. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v3.0. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:
•The Issue Date is December 3rd
•Highest Daily Lifetime Income v3.0 is elected on December 3rd
•The Account Value at benefit election was $105,000
•No previous withdrawals have been taken under Highest Daily Lifetime Income v3.0
On October 3rd the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3rd and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v3.0 will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 72 and by December 31st for subsequent calendar years. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the below rules are applied.
A “Calendar Year” runs from January 1st to December 31st of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:
•the remaining Annual Income Amount for that Annuity Year; plus
•the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2021 to 12/31/2021	06/01/2021 to 05/31/2022	01/01/2022 to 12/31/2022
Assume the following:
•RMD Amount for both Calendar Years = $6,000;
•Annual Income Amount = $5,000; and
•A withdrawal of $2,000 was taken on 07/01/2021 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2022 and 05/31/2022 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:
•The remaining Annual Income for that Annuity Year ($3,000); plus
•The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).

If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2022.
Other Important Information
•If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.
•If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.
•If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
Benefits Under Highest Daily Lifetime Income v3.0
•To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income v3.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Highest Daily Lifetime Income v3.0 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments are permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.
•Please note that if your Account Value is reduced to zero, any subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of a withdrawal less than, equal to or in excess of your Annual Income Amount.
•If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value, less any applicable Tax Charge, to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Center. If applying your Account Value, less any applicable Tax Charge, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
•In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable IRS tables). The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
Other Important Considerations
•Withdrawals under Highest Daily Lifetime Income v3.0 are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you elect a systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v3.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any partial withdrawals made under the benefit will be taken on a proportional basis from the Sub-accounts (including the AST Investment Grade Bond Sub-account), and the Secure Value Account. If you elect a systematic withdrawal program and you elect this benefit, the program must withdraw funds on a proportional basis.
•Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Charge Free Withdrawal Amount. For example, if your Charge Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.

•You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals, and you will be using an optional living benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
•You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account or the Secure Value Account. A summary description of the AST Investment Grade Bond Sub-account appears in “Appendix A.” You can find a copy of the AST Investment Grade Bond Sub-account prospectus by going to https://www.prudential.com/personal/annuities/annuity-prospectuses.
•Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity. Also, transfers we make to or from the Secure Value Account due to the election, termination or re-election of an optional living benefit will not count toward the maximum number of free transfers.
•Upon election of the benefit, we allocate 10% of your Account Value to the Secure Value Account. This means 90% of your Account Value will be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current Owners of the benefit. Current Owners of the benefit will be able to maintain amounts previously allocated to those Sub-accounts, but may not be permitted to transfer amounts or allocate new Purchase Payments to those Sub-accounts.
•If you elected this benefit after your Annuity is issued (which must occur within 30 days of the date your Annuity is issued) or terminate and later re-elect this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Permitted Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
•Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income v3.0 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of a withdrawal less than, equal to or in excess of your Annual Income Amount. (See “Death Benefits” for more information.)
Charge for Highest Daily Lifetime Income v3.0
The maximum charge for Highest Daily Lifetime Income v3.0 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.50% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee on a proportional basis from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account but we do not deduct the fee from the Secure Value Account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v3.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Termination of Your Highest Daily Lifetime Income v3.0 Benefit
You may not terminate Highest Daily Lifetime Income v3.0 prior to the first benefit anniversary (the calendar date on which you elected the optional living benefit, occurring each Annuity Year after the first benefit year). If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. If you elect to terminate the benefit, you will not be permitted to re-elect it in the future.
The benefit automatically terminates upon the first to occur of the following:
(i)your termination of the benefit;
(ii)your surrender of the Annuity;
(iii)the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);
(iv)our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);

(v)both the Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;
(vi)you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value;* or
(vii)you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed Owner, Annuitant or Beneficiary designations.*
*    Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one Beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income v3.0, other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Sub-account and the Secure Value Account to your variable Investment Options, on a proportional basis (i.e. in the same proportion as the current balances in your variable Investment Options). If you are participating in an asset allocation program, amounts will be transferred in accordance with your instructions for that program. If, prior to the transfer from the AST Investment Grade Bond Sub-account and the Secure Value Account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v3.0 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in “Election of and Designations under the Benefit” and “Termination of Your Highest Daily Lifetime Income v3.0” earlier in this benefit description. For surviving spouses, however, we are currently waiving the 90 day waiting period. We reserve the right to resume applying this requirement at any time.
Highest Daily Lifetime Income v3.0 Conditions
Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income v3.0 benefits, while managing the risk to Pruco Life of New Jersey associated with offering these products. Three of the features that help us accomplish that balance are the Permitted Sub-accounts investment requirement, the mandatory allocation to the Secure Value Account and the predetermined mathematical formula that transfers Account Value between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account (referred to in this section as the “Bond Sub-account”). The Permitted Sub-accounts and predetermined mathematical formula are designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income v3.0 benefits. The Secure Value Account helps us manage the risks associated with offering optional living benefits by reducing potential volatility of your Account Value, while also providing a fixed, guaranteed rate of return. These features are not investment advice.
Permitted Sub-accounts
When you elect the benefit, we limit the Investment Options to which you may allocate your Account Value, as set forth in “Appendix A” in this prospectus.
The Secure Value Account
When you elect Highest Daily Lifetime Income v3.0, we will transfer 10% of your Account Value to the Secure Value Account. You cannot transfer into, or out of, the Secure Value Account. The Secure Value Account will earn interest at a crediting rate that will be declared annually and reflected on the confirmation you will receive each year.
Overview of The Predetermined Mathematical Formula
The formula is described below and set forth in Appendix B.
The predetermined mathematical formula (“formula”) monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk to us associated with these benefits, which is generally represented by the gap between your Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with restrictions on the Sub-accounts you are allowed to invest in, and the mandatory allocation to the Secure Value Account lessens the risk that your Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit.

The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula. The formula does not constitute an investment strategy that we are recommending to you. The formula may limit the potential for your Account Value to grow.
Transfer Activity Under the Formula
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, assuming none of the Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Account Value before a transfer to the Bond Sub-account is made.
It is important to understand that transfers within your Annuity are specific to the performance of your chosen Investment Options, interest credited to the Secure Value Account and the performance of the Bond Sub-account while Account Value is allocated to it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same Investment Options.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
•The difference between your Account Value and your Protected Withdrawal Value;
•The amount of time the benefit has been in effect on your Annuity;
•The amount allocated to and the performance of the Permitted Sub-accounts, the Bond Sub-account and the Secure Value Account;
•Any additional Purchase Payments you make to your Annuity (while the benefit is in effect); and
•Any withdrawals you take from your Annuity (while the benefit is in effect).
Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.
At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.
The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts are two of the variables in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those Sub-accounts will have a greater impact on your Account Value and hence a greater impact on if (and how much of) your Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
How the Formula Operates
Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.
(1)First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the “Target Value” or “L”.
(2)Second, we subtract the sum of any amounts invested in the Bond Sub-account (“B”) plus amounts in the Secure Value Account (“F”) from the Target Value and divide that number by the amount invested in the Permitted Sub-accounts (“V”). We refer to this resulting value as the “Target Ratio” or “R”.
(3)Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.
(4)If a transfer needs to occur, we use another calculation to determine the amount of the transfer.
The Formula is:
R = (L – (B+F))/V
More specifically, the formula operates as follows:
(1)We calculate the Target Value (L) by multiplying the Income Basis (as defined in Appendix B) for that day by 5% and by the applicable Annuity Factor found in Appendix B. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments, and any withdrawals of Excess Income.
Example (assume the Income Basis is $200,000, and the contract is 11½ months old, resulting in an annuity factor of 14.95)

Target Value (L) = $200,000 x 5% x 14.95 = $149,500
(2)Next, to calculate the Target Ratio (R), the Target Value is reduced by any amounts held within the Bond Sub-account (B) and the Secure Value Account (F) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (V).
Example (assume the amount in the Bond Sub-account is zero, and the amount in the Secure Value Account is $ 15,000 and the amount held within the Permitted Sub-accounts is $161,000)
Target Ratio (R) = ($149,500 – $15,000)/$161,000 = 83.5%
(3)If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.
Example: Assuming the Target Ratio is above 83% for a 3rd consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.
(4)In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts, the Bond Sub-account and the Secure Value Account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap and the Maximum Daily Transfer Limit discussed below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be, subject to the Maximum Daily Transfer Limit.
The 90% Cap
The formula will not execute a transfer to the Bond Sub-account if the sum of your percentage of Account Value in the Bond Sub-account and your percentage of Account Value in the Secure Value Account would equal more than 90% on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account and the Secure Value Account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account and the Secure Value Account will be transferred. For example, assume 83% of your Account Value is allocated to the Bond Sub-account and 6% of your Account Value is allocated to the Secure Value Account. If the formula would require a transfer of 5% of your Account Value to the Bond Sub-account, only 1% of your Account Value would actually be transferred to the Bond Sub-account. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the combination of the Bond Sub-account and the Secure Value Account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected as well as interest credited to amounts in the Secure Value Account, your Account Value could be more than 90% invested in the Bond Sub-account and the Secure Value Account.
Maximum Daily Transfer Limit
On any given day, notwithstanding the above calculation and the 90% cap discussed immediately above, no more than a predetermined percentage of the sum of the value of Permitted Sub-accounts (the “Maximum Daily Transfer Limit”) will be transferred to the Bond Sub-account. The applicable Maximum Daily Transfer Limit is stated in your Annuity and is currently 30%. If the formula would result in an amount higher than the Maximum Daily Transfer Limit being transferred into the Bond Sub-account, only amounts up to the Maximum Daily Transfer Limit will be transferred. On the following Valuation Day, the formula will calculate the Target Ratio for that day and determine any applicable transfers within your Annuity as described above. The formula will not carry over amounts that exceeded the prior day’s Maximum Daily Transfer Limit, but a transfer to the Bond Sub-account may nevertheless occur based on the application of the formula on the current day. There is no limitation on the amounts of your Account Value that may be transferred out of the Bond Sub-account on any given day.
Monthly Transfers
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:
a)The total value of all your Account Value in the Bond Sub-account, or
b)An amount equal to 5% of your total Account Value.

Other Important Information
•The Bond Sub-account is not a Permitted Sub-account. As such, only the formula can transfer Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Account Value to or from the Bond Sub-account.
•The Secure Value Account is not a Permitted Sub-account. You may not allocate Purchase Payments or transfer any of your Account Value to or from the Secure Value Account. In addition, the formula will not transfer Account Value to or from the Secure Value Account.
•While you are not notified before a transfer occurs to or from the Bond Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
•Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or
•If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
•Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.
•If you make additional Purchase Payments to your Annuity, 10% of the additional Purchase Payments will be allocated to the Secure Value Account and the balance will be allocated to the Permitted Sub-accounts and subject to the formula. Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular additional Purchase Payment, we will allocate the Purchase Payment on a proportional basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value, such as the AST Investment Grade Bond Sub-account.
•Additional Purchase Payments allocate Account Value to the Secure Value Account but not to the Bond Sub-account. This means that additional Purchase Payments could adjust the ratio calculated by the formula and may result in Account Value being transferred either to the Permitted Sub-accounts or to the Bond Sub-account.
•If you make additional Purchase Payments to your Annuity during a time when the 90% cap has suspended transfers to the Bond Sub-account, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account and the Secure Value Account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 72. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income v3.0 or Spousal Highest Daily Lifetime Income v3.0 through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
SPOUSAL HIGHEST DAILY LIFETIME® INCOME v3.0 BENEFIT
The Spousal Highest Daily Lifetime Income v3.0 Benefit is no longer available for new sales or re-elections.
Spousal Highest Daily Lifetime Income v3.0 is the spousal version of Highest Daily Lifetime Income v3.0. This benefit guarantees, until the later death of two natural persons who are each other’s spouses at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw the Annual Income Amount regardless of the investment performance of your Account Value, subject to our rules regarding the timing and amount of withdrawals. The Annual Income Amount is initially equal to the Protected Withdrawal Value multiplied by the Withdrawal Percentage as discussed below. Withdrawals of Excess Income that do not reduce your Account Value to zero will reduce the Annual Income Amount in future Annuity Years on a proportional basis. Withdrawals of Excess Income that reduce your Account Value to zero will terminate the Annuity and the optional living benefit. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v3.0 after the death of the first spouse.

Spousal Highest Daily Lifetime Income v3.0 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old when the benefit is elected. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v3.0 benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income v3.0 is not available if you elect any other optional living benefit.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income v3.0.
Please note that if you elect Spousal Highest Daily Lifetime Income v3.0, your Account Value is not guaranteed, can fluctuate and may lose value.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income v3.0 can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v3.0 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:
•One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or
•Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or
•One Annuity Owner, where the Owner is a Custodial Account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.
We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However, if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v3.0. If the designated lives divorce, Spousal Highest Daily Lifetime Income v3.0 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The Non-Owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Remaining Designated Life: A Remaining Designated Life must be a natural person and must have been listed as one of the spousal designated lives when the benefit was elected. A spousal designated life will become the Remaining Designated Life on the earlier of the death of the first of the spousal designated lives to die or divorce from the other spousal designated life while the benefit is in effect. That said, if a spousal designated life is removed as Owner, Beneficiary, or Annuitant due to divorce, the other spousal designated life becomes the Remaining Designated Life when we receive notice of the divorce, and any other documentation we require, in Good Order. Any new Beneficiary(ies) named by the Remaining Designated Life will not be a spousal designated life.
Key Features and Examples
Descriptions and examples of the key features of the optional living benefit are set forth below. The examples are provided only to illustrate the calculation of various components of the optional living benefit. These examples do not reflect any of the fees and charges under the Annuity. As a result, these examples may not reflect the probable results of the benefit.
Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
Before you take your first Lifetime Withdrawal, your Protected Withdrawal Value is calculated using your “Periodic Value.” Your “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value, as detailed below.
During the first 10 benefit years and before you take your first Lifetime Withdrawal, the Periodic Value is the greater of:
•the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of the Roll-Up Rate during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day, plus the amount of any Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day (as described in “Non-Lifetime Withdrawal Feature” below); and
•the Account Value on the Current Valuation Day.

Withdrawal Percentages and Roll-Up Rate
Withdrawal Percentages are used to calculate your Annual Income Amount at the time of your first Lifetime Withdrawal. Withdrawal Percentages are also applied to any additional Purchase Payments you make and used to determine whether any Highest Daily Auto Step-Up will occur (see “Highest Daily Auto Step-Up” later in this section).
The Roll-Up Rate is the guaranteed compounded effective rate of return credited to your Protected Withdrawal Value until the earlier of your first Lifetime Withdrawal and the 10th benefit anniversary. The rate is an annual effective rate and compounds daily. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the Roll-Up Rate will no longer increase your Protected Withdrawal Value.
We declare the current Withdrawal Percentages and Roll-Up Rate that will apply to your Annuity. The current Withdrawal Percentages and Roll-Up Rate are set forth in the applicable Rate Sheet Prospectus Supplement that must accompany this prospectus. Once the Withdrawal Percentages and Roll-Up Rate for your Annuity are established, they will not change while the benefit is in effect. If you terminate the benefit, you will not be permitted to re-elect it in the future.
Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, On or Before the 10th Anniversary of the Benefit Effective Date
Assume: (1) you purchase the Annuity and elect Spousal Highest Daily Lifetime Income v3.0 on February 10th; (2) the applicable Roll-Up Rate is 5%; (3) on February 13th, you make an additional Purchase Payment of $50,000, and (4) your Account Value is as shown below.
Note: all numbers are rounded to the nearest dollar for the purpose of this example

Date	Account Value
February 10th	$150,000
February 11th	$149,500
February 12th	$150,500
February 13th*	$200,150
*    Includes the value of the additional Purchase Payment.

Periodic Value on February 10th	$150,000
Periodic Value on February 11th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,000 x (1.05)(1/365) =	$150,020
and
(2) Account Value =	$149,500
Periodic Value on February 11th	$150,020
Periodic Value on February 12th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,020 x (1.05)(1/365) =	$150,040
and
(2) Account Value =	$150,500
Periodic Value on February 12th	$150,500
Periodic Value on February 13th is the greater of:
(1) Periodic Value for the immediately preceding business day appreciated at the daily equivalent of 5% annually $150,500 x (1.05)(1/365) = $150,520 plus the Purchase Payment of $50,000 =	$200,520
and
(2) Account Value =	$200,150
Periodic Value on February 13th	$200,520
After the first 10 benefit years but before you take your first Lifetime Withdrawal, the Roll-Up Rate will no longer increase your Periodic Value, and your Protected Withdrawal Value will be the greater of:
•the Periodic Value for the Prior Valuation Day, plus the amount of any additional Purchase Payments made on the Current Valuation Day, reduced for any Non-Lifetime Withdrawal made on the Current Valuation Day; and
•the Account Value on the Current Valuation Day.
Because the daily appreciation of the Roll-Up Rate ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
Example of Calculating Your Periodic Value Before Your First Lifetime Withdrawal, After the 10th Anniversary of the Benefit Effective Date

Assume: (1) the 10th anniversary of the date you elected Spousal Highest Daily Lifetime Income v3.0 was February 10th; (2) on March 10th, your Periodic Value is $300,000; (3) on March 13th, you make an additional Purchase Payment of $25,000; and (4) your Account Value is as shown below.
Note: all numbers are rounded to the nearest dollar for the purpose of this example

Date	Account Value
March 11th	$299,500
March 12th	$300,750
March 13th*	$325,400
*    Includes the value of the additional Purchase Payment.

Periodic Value on March 10th	$300,000
Periodic Value on March 11th is the greater of:
(1) Periodic Value for the immediately preceding business day =	$300,000
and
(2) Account Value =	$299,500
Periodic Value on March 11th	$300,000
Periodic Value on March 12th is the greater of:
(1) Periodic Value for the immediately preceding business day =	$300,000
and
(2) Account Value =	$300,750
Periodic Value on March 12th	$300,750
Periodic Value on March 13th is the greater of:
(1) Periodic Value for the immediately preceding business day ($300,750) plus the Purchase Payment of $25,000 =	$325,750
and
(2) Account Value =	$325,400
Periodic Value on March 13th	$325,750
After you take your first Lifetime Withdrawal, your Protected Withdrawal Value will be the greater of:
•the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals; and
•the highest daily Account Value upon any step-up, increased for additional Purchase Payments and reduced for subsequent Lifetime Withdrawals (see “Highest Daily Auto Step-Up” later in this section).
Annual Income Amount
The Annual Income Amount is the annual amount of income for which you are eligible for life under Spousal Highest Daily Lifetime Income v3.0. The Annual Income Amount is equal to the Withdrawal Percentage applicable to the younger designated life’s age at the time of the first Lifetime Withdrawal multiplied by the Protected Withdrawal Value at the time of the first Lifetime Withdrawal. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. For example, if your Protected Withdrawal Value is $300,000 and the applicable Withdrawal Percentage is 4.5%, your initial Annual Income Amount would be $13,500. The Annual Income Amount does not reduce in subsequent Annuity Years, unless you take a withdrawal of Excess Income as described below. Any additional Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v3.0 and subsequent to the first Lifetime Withdrawal will immediately increase the then-existing Annual Income Amount by an amount equal to the additional Purchase Payment multiplied by the applicable Withdrawal Percentage based on the age of the younger designated life at the time of the first Lifetime Withdrawal.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
•If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
•If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.

Withdrawals and Spousal Highest Daily Lifetime Income v3.0
Spousal Highest Daily Lifetime Income v3.0 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. All withdrawals will be taken on a proportional basis from all Investment Options and the Secure Value Account.
Under Spousal Highest Daily Lifetime Income v3.0, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount:
•they will not reduce your Annual Income Amount in subsequent Annuity Years;
•they will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year; and
•you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years.
If cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be proportionately reduced (except with regard to certain Required Minimum Distributions as discussed in “Required Minimum Distributions” later in this section).
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by the applicable Withdrawal Percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will repeat this process on each subsequent Annuity Anniversary. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new Withdrawal Percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on Valuation Days. Taking regular Lifetime Withdrawals makes it less likely that a Highest Daily Auto Step-up will occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up.
If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v3.0 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v3.0 upon a step-up, we will notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the Optional Benefit Fees and Charges in the "Fee Table" section in this prospectus.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Income v3.0 or any other fees and charges under the Annuity. Assume the following for all three examples:
•The Issue Date is July 2nd
•Spousal Highest Daily Lifetime Income v3.0 is elected on July 2nd
•The applicable Withdrawal Percentage is 4.5%.
•The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, it is assumed that all dates referenced in these examples fall on consecutive business days.
Example of Dollar-for-Dollar Reductions
On October 28th, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including July 1st) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).

Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29th and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount.)
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$2,900.00
Account Value immediately before Excess Income of $2,100	$115,100.0
Excess Income amount	$2,100.00
Ratio ($2,100/$115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00
1.82% Reduction in Annual Income Amount	$98.28
Annual Income Amount for future Annuity Years	$5,301.72
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the applicable Withdrawal Percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
Example 1 – Assume the following:
•The first Lifetime Withdrawal was taken in a prior Annuity Year.
•The Annuity Anniversary is July 1.
•The AIA for this Annuity Year is $12,000.
•The applicable Withdrawal Percentage is 5%.
•There were no excess withdrawals during the annuity year.
•The highest daily Account Value for this Annuity Year through June 30 is $238,000.
•The Account Value on July 1 is $239,000.
•There are no withdrawals or additional Purchase Payments on July 1.
On the anniversary, July 1, we will evaluate whether an Auto Step-Up will occur. First, we check to see if the highest daily Account Value has changed. Since the Account Value on July 1 is greater than the previous highest daily Account Value of $238,0000, the highest daily Account Value becomes $239,000. Next, we check to see if the AIA should step up. The applicable Withdrawal Percentage of the highest daily Account Value is 5% of $239,000 = $11,950. Since the AIA of $12,000 is greater, there is no Auto Step-Up and the AIA will remain at $12,000.
Example 2 – Assume the following:
•The first Lifetime Withdrawal was taken in a prior Annuity Year.
•The Annuity Anniversary is July 1.
•The AIA for this Annuity Year is $12,000.
•The applicable Withdrawal Percentage is 5%.
•There were no excess withdrawals during the annuity year.
•The highest daily Account Value for this Annuity Year through June 30 is $242,000.
•The Account Value on July 1 is $239,000.
•There are no withdrawals or additional Purchase Payments on July 1.
On the anniversary, July 1, we will evaluate whether an Auto Step-Up will occur. First, we check to see if the highest daily Account Value has changed. Since the Account Value on July 1 is less than the previous highest daily Account Value of $239,0000, the highest daily Account Value remains $242,000. Next, we check to see if the AIA should step up. The applicable Withdrawal Percentage of the highest daily Account Value is 5% of $242,000 = $12,100. Since this amount is greater than the existing AIA, the AIA is automatically stepped-up to $12,100.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income v3.0. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v3.0. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v3.0. If you do not designate the withdrawal as a Non-

Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
•The Issue Date is December 3rd
•Spousal Highest Daily Lifetime Income v3.0 is elected on December 3rd
•The Account Value at benefit election is $105,000
•No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income v3.0
On October 3rd of the same year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3rd and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v3.0 will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Protected Withdrawal Value	$109,375
Required Minimum Distributions
See “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income v3.0 for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Benefits Under Spousal Highest Daily Lifetime Income v3.0
•To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income v3.0, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Spousal Highest Daily Lifetime Income v3.0 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.
•Please note that if your Account Value is reduced to zero, any subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of a withdrawal less than, equal to or in excess of your Annual Income Amount.
•If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)    apply your Account Value, less any applicable Tax Charge, to any annuity option available; or
(2)    request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the first designated life, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to Annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our Service Center. If applying your Account Value, less any applicable Tax Charge, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
•In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable IRS tables). The amount that will be applied to provide such annuity payments will be the greater of:
(1)    the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
(2)    the Account Value.
Other Important Considerations
•Withdrawals under the Spousal Highest Daily Lifetime Income v3.0 benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you elect a systematic withdrawal program at the time you elect this benefit, the first systematic withdrawal that processes will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v3.0 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken on a proportional basis from the Sub-accounts (including the AST Investment Grade Bond Sub-account) and the Secure Value Account. If you elect a systematic withdrawal program and you elect this benefit, the program must withdraw funds on a proportional basis.
•Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Charge Free Withdrawal Amount. For example, if your Charge Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.
•You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals, and you will be using an optional living benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
•You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account or the Secure Value Account. A summary description of the AST Investment Grade Bond Sub-account appears in “Appendix A.” In addition, you can find a copy of the AST Investment Grade Bond Sub-account prospectus by going to https://www.prudential.com/personal/annuities/annuity-prospectuses.
•Transfers to and from the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity. Also, transfers we make to or from the Secure Value Account due to the election, termination or re-election of an optional living benefit will not count toward the maximum number of free transfers.
•Upon election of the benefit, we allocate 10% of your Account Value to the Secure Value Account. This means 90% of your Account Value will be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current Owners of the benefit. Current Owners of the benefit will be able to maintain amounts previously allocated to those Sub-accounts, but may not be permitted to transfer amounts or allocate new Purchase Payments to those Sub-accounts.
•If you elected this benefit after your Annuity is issued (which must occur within 30 days of the date your Annuity is issued) or terminate and later re-elected this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Permitted Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
•Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income v3.0 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of a withdrawal less than, equal to or in excess of your Annual Income Amount. (See “Death Benefits” for more information.)
Charge for the Spousal Highest Daily Lifetime Income v3.0
The maximum charge for Spousal Highest Daily Lifetime Income v3.0 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.50% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee on a proportional basis from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account but we do not deduct the fee from the Secure Value Account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v3.0 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, a withdrawal that is not a withdrawal of Excess Income may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Termination of Your Spousal Highest Daily Lifetime Income v3.0
You may not terminate the Spousal Highest Daily Lifetime Income v3.0 prior to the first benefit anniversary (the calendar date on which you elected the optional living benefit, occurring each Annuity Year after the first benefit year). If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective. If you elect to terminate the benefit, you will not be permitted to re-elect it in the future.
The benefit automatically terminates upon the first to occur of the following:
(i)upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;
(ii)upon the death of the second designated life;
(iii)your termination of the benefit;
(iv)your surrender of the Annuity;
(v)the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);
(vi)both the Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;
(vii)you allocate or transfer any portion of your Account Value to any Sub–account(s) to which you are not permitted to electively allocate or transfer Account Value;* or
(viii)you cease to meet our requirements as described in “Election of and Designations under the Benefit” or if we process a requested change that is not consistent with our allowed Owner, Annuitant or Beneficiary designations.*
*    Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one Beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income v3.0 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program (i.e., Automatic Rebalancing Program) for which we are providing administrative support, transfer all amounts held in the AST Investment Grade Bond Sub-account and the Secure Value Account to your variable Investment Options, on a proportional basis (i.e. in the same proportion as the current balances in your variable Investment Options). If you are participating in an asset allocation program, amounts will be transferred in accordance with your instructions for that program. If, prior to the transfer from the AST Investment Grade Bond Sub-account and the Secure Value Account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
Spousal Highest Daily Lifetime Income v3.0 Conditions
See “Highest Daily Lifetime Income v3.0 Conditions” in the discussion of Highest Daily Lifetime Income v3.0 above for information regarding the conditions of the benefit.
Additional Tax Considerations

Please see “Additional Tax Considerations” under Highest Daily Lifetime Income v3.0 above.

DEATH BENEFITS
TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT
The Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If the Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. If the Annuity is owned by a natural person Owner who is not also the Annuitant and the Annuitant dies, then no Death Benefit is payable because of the Annuitant's death. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value may be reduced by the total insurance charge and may be subject to Sub-account fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries.
We determine the amount of the Death Benefit as of the date we receive “Due Proof of Death.” Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of all eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.
Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary – see “Payment of Death Benefit” below).
After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Government Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Government Money Market Sub-account, the amount of the Death Benefit may be impacted by the insurance charge and may be subject to Sub-account fluctuations.
No Death Benefit will be payable if the Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).
EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
There are certain exceptions to the amount of the Death Benefit.
Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death (i.e., we would not pay the "Return of Adjusted Purchase Payment" amount defined below).
Death Benefit Suspension Period. You also should be aware that there is a Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), the Death Benefit will be suspended for a two year period starting from the date that person first became Owner or Annuitant. This suspension would not apply if the ownership or Annuitant change was the result of Spousal Continuation or death of the prior Owner or Annuitant. While the two year suspension is in effect, any applicable charge will continue to apply but the Death Benefit amount will equal the Account Value. After the two-year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See “Change of Owner, Annuitant and Beneficiary Designations” in “Managing Your Annuity” with regard to changes of Owner or Annuitant that are allowable.
DEATH BENEFIT AMOUNT
The Annuity provides a Death Benefit at no additional charge. The amount of the Death Benefit is equal to the greater of:
•The Return of Adjusted Purchase Payment amount, defined as the sum of all Purchase Payments you have made since the Issue Date of the Annuity until the date of Due Proof of Death, reduced by withdrawals as described below (currently, there are no charges that reduce Purchase Payments, for purposes of the Return of Adjusted Purchase Payment amount); and

•Your Account Value.
Impact of Withdrawals on Death Benefit Amount
Partial withdrawals reduce the Return of Adjusted Purchase Payment amount. The calculation utilized to reduce the Return of Adjusted Purchase Payment amount is dependent upon whether or not either Highest Daily Lifetime Income v3.0 or Spousal Highest Daily Lifetime Income v3.0 is in effect on the date of the withdrawal. Initially, the Return of Adjusted Purchase Payment amount is equal to the sum of all “adjusted” Purchase Payments (i.e., the amount of Purchase Payments we receive, less any fees or Tax Charge deducted from Purchase Payments upon allocation to the Annuity) allocated to the Annuity on its Issue Date. Thereafter, the Return of Adjusted Purchase Payments Amount is:
(1)Increased by any additional adjusted Purchase Payments allocated to the Annuity, and
(2)Reduced for any partial withdrawals. The method of reduction depends on whether or not any Highest Daily Lifetime Income v3.0 Benefit is in effect on the date the withdrawal is made and the amount of the withdrawal, as described below.
(i)If either Highest Daily Lifetime Income v3.0 or Spousal Highest Daily Lifetime Income v3.0 is in effect on the date the partial withdrawal is made, a Non-Lifetime Withdrawal, as defined under the benefit, will proportionally reduce the Return of Adjusted Purchase Payments amount (i.e., by the ratio of the amount of the withdrawal to the Account Value immediately prior to the withdrawal). Any Lifetime Withdrawal that is not deemed Excess Income, as those terms are described in the benefit, will cause a dollar-for-dollar basis reduction to the Return of Adjusted Purchase Payments amount. All or any portion of a Lifetime Withdrawal in an Annuity Year that is deemed Excess Income, as defined in the benefit, will cause a proportional basis reduction to the Return of Adjusted Purchase Payments amount (i.e., by the ratio of the amount of the withdrawal to the Account Value immediately prior to the withdrawal).
(ii)If neither Highest Daily Lifetime Income v3.0 nor Spousal Highest Daily Lifetime Income v3.0 is in effect on the date the partial withdrawal is made, the withdrawal will cause a proportional basis reduction to the Return of Adjusted Purchase Payments Amount (i.e., by the ratio of the amount of the withdrawal to the Account Value immediately prior to the withdrawal).
Please be advised that a partial withdrawal that occurs on the same date as the effective date of Highest Daily Lifetime Income v3.0 or Spousal Highest Daily Lifetime Income v3.0 will be treated as if such benefit were in effect at the time of the withdrawal, for purposes of calculating the Return of Adjusted Purchase Payments amount. Further, if you terminate Highest Daily Lifetime Income v3.0 or Spousal Highest Daily Lifetime Income v3.0, and also take a withdrawal on that date, then the withdrawal will be treated as if such benefit were NOT in effect at the time of the withdrawal.
Here is an example of how the Death Benefit is calculated if you elected the Highest Daily Lifetime Income v3.0 or Spousal Highest Daily Lifetime Income v3.0:
The contract was issued with Purchase Payments totaling $100,000 but, due to negative Sub-account performance, the Account Value had decreased to $80,000. If the Owner died, the death benefit would still be $100,000. This amount, however, is reduced when you make a withdrawal from the contract. If the contract Owner had withdrawn 5% of the remaining $80,000 as a Lifetime Withdrawal that is not considered Excess Income, the death benefit would be reduced by $4,000 ($80,000 x .05% = $4,000). Since the death benefit had been $100,000, it would now be $96,000. However, if the contract Owner had withdrawn 50% of the remaining $80,000 as a Non-Lifetime Withdrawal or an Excess Income, the death benefit would also be reduced by 50%. Since the death benefit had been $100,000, it would now be $50,000.
Here is an example of how the Death Benefit is calculated if neither benefit is effective on the date of the withdrawals:
The contract was issued with Purchase Payments totaling $100,000 but, due to negative Sub-account performance, the Account Value had decreased to $80,000. If the Owner died, the death benefit would still be $100,000. This amount, however, is reduced proportionally when you make a withdrawal from the contract. If the contract Owner had withdrawn 50% of the remaining $80,000, the death benefit would also be reduced by 50%. Since the death benefit had been $100,000, it would now be $50,000.
SPOUSAL CONTINUATION OF ANNUITY
Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. The Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Account Value will be allocated to the Sub-accounts (if you participate in an optional living benefit, such amount will not be directly added to the AST Investment Grade Bond Sub-account used by the benefit, but may be reallocated by the predetermined mathematical formula on the same day). No CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuation. However, any additional Purchase Payments made after the date the spousal continuation is effective will be subject to all provisions of the Annuity, including the CDSC when applicable. For purposes of calculating the CDSC to which Purchase Payments made after spousal continuation may be subject, we employ the same CDSC schedule in the same manner as for Purchase Payments made prior to spousal continuation. Moreover, to calculate the CDSC applicable to the withdrawal of a Purchase Payment made by the surviving spouse, we would consider cumulative Purchase Payments made both before, on and after the date of spousal continuation. We will impose the Premium Based Charge on all Purchase Payments (whether received before, on or after the date of spousal continuation) according to the same schedule used prior to spousal continuation. To calculate the Premium Based Charge applicable to Purchase Payments after the date of spousal continuation, we would consider cumulative Purchase Payments made both before, on and after the date of spousal continuation.
Subsequent to spousal continuation, the Death Benefit will be equal to the greater of:
•The Account Value on Due Proof of Death of the surviving spouse; and

•The Return of Adjusted Purchase Payments amount (as described above). However, upon spousal continuation, we reset the Return of Adjusted Purchase Payments amount to equal the Account Value. Any subsequent additional Purchase Payments or partial withdrawals would affect the Return of Adjusted Purchase Payments amount as described above.
Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.
We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuation, annuity payments would begin immediately.
PAYMENT OF DEATH BENEFIT
Alternative Death Benefit Payment Options – Annuities Owned By Individuals (Not Associated with Tax-favored Plans)
Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent’s death before the Annuity Date, the Death Benefit must be distributed:
•within five (5) years of the date of death (the “5 Year Deadline”); or
•as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year Deadline.
If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when a contract is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the contract and receive Required Minimum Distributions under the contract, instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse.
For deaths occurring after 2019, H.R. 1865, the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)), impacts defined contribution plans and IRA balances death benefits paid starting in 2020. if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
•If you die after a designated Beneficiary has been named, the death benefit must be fully distributed by December 31st of the year including the ten year anniversary of the date of death (the “Qualified Ten-Year Deadline”) with the exception of “eligible designated beneficiaries.” ”Eligible designated beneficiaries” may elect periodic payments not extending beyond the life expectancy of the eligible designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). Eligible designated beneficiaries generally include any designated Beneficiary who is your surviving spouse, your child who has not reached majority, disabled and chronically ill beneficiaries (as specified by the Code) and any Beneficiary who is not more than 10 years younger than you. In the case of a child who has not attained the age of majority, the Qualified Ten Year Deadline would apply as of the date the child attains the age of majority. The determination of whether a designated Beneficiary is an eligible designated Beneficiary shall be made as of the date of your death.
•If the eligible designated Beneficiary does not begin installments by December 31st of the year following the year of death, then we require that the Beneficiary take the Death Benefit by the Qualified Ten-Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 72, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.
•If you die before a designated Beneficiary is named, and your Beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed as follows:
•If death occurs before the date Minimum Distributions must begin under the Code, the Death Benefit can be paid out in either a lump sum, by December 31st of the year that includes five year anniversary of the date of death,

•If death occurs after the date Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.
•Where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.
For more information, see “Tax Considerations.” You may wish to consult a professional tax advisor about the federal income tax consequences of your Beneficiary designations.
Designated Beneficiaries may be eligible for the IRA Beneficiary Continuation Option; however, distribution periods may be limited by applicable tax law as stated above. Beneficiaries should consult a professional tax advisor about the federal income tax consequences of distribution options.
Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.
If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See the “Tax Considerations” and consult your tax adviser.
BENEFICIARY CONTINUATION OPTION
Instead of receiving the Death Benefit in a single payment, or under an Annuity Option, a Beneficiary may take the Death Benefit under an alternative Death Benefit payment option, as provided by the Code and described above under the sections titled “Payment of Death Benefit” and “Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans.” This “Beneficiary Continuation Option” is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)) and nonqualified Annuities. Under the Beneficiary Continuation Option:
•The Beneficiary must apply at least $15,000 to the Beneficiary Continuation Option (thus, the Death Benefit amount payable to each Beneficiary must be at least $15,000).
•The Annuity will be continued in the Owner’s name, for the benefit of the Beneficiary.
•Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the assets allocated to the Sub-accounts. The charge is 1.00% per year.
•Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur an Annual Maintenance Fee equal to the lesser of $30 or 2% of Account Value. The fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
•The initial Account Value will be equal to any Death Benefit that would have been payable to the Beneficiary if the Beneficiary had taken a lump sum distribution.
•The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-accounts may not be available.
•The Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
•No additional Purchase Payments can be applied to the Annuity. Multiple death benefits cannot be combined in a single Beneficiary Continuation Option.
•Premium Based Charges will no longer apply.
•The Death Benefit and any optional living benefits elected by the Owner will no longer apply to the Beneficiary.
•The Beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the Beneficiary’s withdrawal rights.
•Withdrawals are not subject to CDSC.
•Upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary (successor), unless the successor chooses to continue receiving payments through a Beneficiary Continuation Option established for the successor.

•If the Beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in Good Order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.
We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Beneficiary Continuation Option.

VALUING YOUR INVESTMENT
VALUING THE SUB-ACCOUNTS
When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the Sub-account fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the insurance charge, and if you elected one or more optional living benefits whose annualized charge is deducted daily, the additional charge for such benefits.
Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price” or "Unit Value." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the insurance charge and the charges for any optional living benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity.
Example
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.
PROCESSING AND VALUING TRANSACTIONS
Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
•trading on the NYSE is restricted;
•an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or
•the SEC, by order, permits the suspension or postponement for the protection of security holders.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
Initial Purchase Payments: We no longer allow new purchases of this Annuity. We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Center. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days.
With respect to your initial Purchase Payment and any additional Purchase Payments pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to Sub-account fluctuations during that period.
As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that customer funds will be deposited in a segregated bank account and held by the insurer until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract Owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to claims of our general creditors.
Additional Purchase Payments: We will apply any additional Purchase Payments at our Service Center in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time. See “Additional Purchase Payments” under “Purchasing Your Annuity” earlier in this prospectus. With respect to your additional Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to Sub-account fluctuations during that period. Additionally, effective December 31, 2020, additional Purchase Payments are not permitted after the first anniversary of the election of any optional benefit.
Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Automatic Rebalancing, Systematic Withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day. In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.
Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for partial withdrawals or Charge Free Withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the financial professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in “Processing And Valuing Transactions.”
Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Center in Good Order all supporting documentation we require for such transactions.
We generally pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Center.
Termination of Optional Living Benefits: For the Highest Daily Lifetime Income v3.0 benefits, if the benefit terminates for any reason other than death or Annuitization, we will deduct a final charge upon termination, based on the number of days since the charge for the benefit was most recently deducted.

TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances.
Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
On advisory products, you may establish an advisory fee deduction program for a qualified or non-qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable to the Annuity Owner.  Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a non-qualified Annuity to be treated as not taxable. Charges for investment advisory fees that are taken from a qualified or non-qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if your non-qualified Annuity satisfies the requirements of a Private Letter Ruling issued to us by the Internal Revenue Services (“IRS”). In accordance with the PLR, advisory fee payments from your non-qualified Annuity are treated as an expense as long as your advisor attests to Prudential that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the advisor for fees related to investment advice and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity.
It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to a 10% additional tax. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982 is not subject to the 10% additional tax.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.

Taxes on Annuity Payments
If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Maximum Annuity Date
You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
We do not currently permit partial Annuitization.
Medicare Tax on Net Investment Income
The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $13,450 for estates and trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
10% Additional Tax for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from your Nonqualified Annuity. Amounts are not subject to this additional tax if:
•the amount is paid on or after you reach age 59½;
•the amount is paid on or after your death (or the death of the Annuitant when the Owner is not an individual);
•the amount received is attributable to your becoming disabled (as defined in the Code);
•generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or five years and modification of payments during that time period will result in retroactive application of the 10% additional tax); or
•the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% additional tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction, as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before

August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.
Taxes Payable by Beneficiaries for a Nonqualified Annuity
If an Owner dies before the Annuity Date, the Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:
•As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.
•Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted to be paid to Beneficiaries under our Annuity contracts.
•Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.
After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Considerations for Contingent Annuitants: We may allow the naming of a Contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a Contingent Annuitant when a Nonqualified Annuity is held by an entity Owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the Contingent Annuitant.
Reporting and Withholding on Distributions
Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we apply default withholding under the applicable tax rules unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States or do not provide a U.S. taxpayer identification number, we are required to withhold income tax.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of income taxes (including any estimated taxes that may be due) on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation, partnership), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living or death benefits violates their fiduciary duty to the remainder Beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity is generally not considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person, provided that all grantors of the trust are natural persons. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.

Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death (or the Annuitant’s death in certain instances) under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Sub-accounts Nonqualified Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules generally apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a Co-Annuitant, then such required distributions will be triggered by the death of the first Co-Annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.
QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may have been purchased for use in connection with:
•Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;
•Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;
•A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
•H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
•Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);
•Section 457 plans (subject to 457 of the Code).

A Nonqualified Annuity may have been purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or Custodial Account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all Purchase Payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contribution Limits/Rollovers. Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. Go to www.irs.gov for the contribution limits for each year. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule. There is no age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
•You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);
•Your rights as Owner are non-forfeitable;
•You cannot sell, assign or pledge the Annuity;
•The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);
•The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 72; and
•Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
•A 10% early withdrawal additional tax described below;
•Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
•Failure to take a Required Minimum Distribution, also described below.
Simplified Employee Pensions (SEP). SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
•If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) the annual employer contribution limit as indexed for inflation, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. Go to www.irs.gov for the current year contribution limit and compensation limit.
•SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
•SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals from employee income. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year are permitted to contribute an additional catch up contribution amount. These amounts are indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.
ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
•Contributions to a Roth IRA cannot be deducted from your gross income;
•“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
•If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the Owner’s lifetime.
Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a "conversion"). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax).
The Code also permits the recharacterization of current year contribution amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:
•Your attainment of age 59½;
•Your severance of employment;
•Your death;
•Your total and permanent disability; or

•Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 72 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “Custodial Account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, and hardship distributions) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification
You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 72 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA Owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2) the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For Owner and Beneficiary deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
The information provided below applies to Owner and Beneficiary deaths after 2019. In addition, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
•Death before your required beginning date. If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin within one year of your death and continuing over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses, see “Spousal Continuation” below.
Death on or after your required beginning date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors, EDBs who are older than the Owner, and Beneficiaries that are not individuals.
Annuity payments. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.
Other rules. The new post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as rapidly rule, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
•Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA, subject to the new rules under the regulations.
The post-death distribution requirements are complex and unclear in numerous respects. Treasury has issued proposed regulations that may impact these required minimum distribution requirements for calendar years on or after January 1, 2022. Prudential reserves the right to make changes in order to comply with the proposed regulations, or any final regulations published in the future. Any such changes will apply uniformly to affected Owners or Beneficiaries and will be made with such notice to affected Owners or Beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
Unless payments are being made in the form of an annuity, a Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the required beginning date.

10% Additional Tax for Early Withdrawals from a Qualified Annuity You may owe a 10% additional tax on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan. Amounts are not subject to this additional tax if:
•the amount is paid on or after you reach age 59½ or die;
•the amount received is attributable to your becoming disabled; or
•generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or five years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional tax.)
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
•For any annuity payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules; and
•For all other distributions, we will withhold at a 10% rate.
If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. In addition, if you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.
Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country.
CARES Act impacts. In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans, including a 2020 Required Minimum Distribution waiver, plan loan relief and special rules that applied to coronavirus related distributions. While most provisions applied only to 2020, certain items impact future years as well.
Repayments of Coronavirus Related Distributions: Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs made at any time on or after January 1, 2020 and before December 31, 2020. Coronavirus related distributions are permitted to be recontributed to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.

Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract. Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.

OTHER INFORMATION
HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our website at http://www.prudential.com/personal/annuities/annuity-prospectuses or any other electronic means. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, such as the Annual Maintenance Fee, systematic withdrawals (including 72(t) payments and required minimum distributions), bank drafting, dollar cost averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report.
Any errors or corrections on transactions for your Annuity must be reported to us at our Office as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 30 days from the date you receive the confirmation. For transactions that are first confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 30 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 30-day period. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our website or other electronic means.
WHAT IS PRUCO LIFE OF NEW JERSEY?
Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states. Pruco Life of New Jersey is an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that Pruco Life of New Jersey owes under its annuity contracts. This means that where you participate in an optional living benefit and the value of that benefit (e.g., the Protected Withdrawal Value for Highest Daily Lifetime Income v3.0) exceeds your current Account Value, you would rely solely on the ability of Pruco Life of New Jersey to make payments under the benefit out of its own assets. As Pruco Life of New Jersey’s ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life of New Jersey.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life of New Jersey delivers this prospectus to current contract Owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract Owners while outside of the United States.
Service Providers
Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2021, non-affiliated entities that could be deemed service providers to Pruco Life of New Jersey and/or an affiliated insurer within the Pruco Life of New Jersey business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
Guidehouse	Claim related services	150 North Riverside Plaza, Suite 2100, Chicago, IL 60606
National Financial Services	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
Open Text, Inc	Fax Services	100 Tri-State International Parkway, Lincolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	26 Dartmouth Street, Westwood, MA 02090
WHAT IS THE SEPARATE ACCOUNT?
We have established a Separate Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life of New Jersey and legally belong to us. Pruco Life of New Jersey segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, for assets allocated to the Separate Account are, in accordance with the Annuities, credited to or charged against the Separate Account without regard to other income, gains, or losses of Pruco Life of New Jersey. The obligations under the Annuity are those of Pruco Life of New Jersey, which is the issuer of the Annuity and the depositor of the Separate Account. More detailed information about Pruco Life of New Jersey, including its audited financial statements, is provided in the Statement of Additional Information.
In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:
•offer new Sub-accounts, eliminate Sub-accounts, substitute Sub-accounts or combine Sub-accounts;
•close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;
•combine the Separate Account with other separate accounts;
•deregister the Separate Account under the Investment Company Act of 1940;
•manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;
•make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;
•establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;
•make any changes required by federal or state laws with respect to annuity contracts; and
•to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.
We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with guidance provided by the SEC or its staff (or after obtaining an order from the SEC, if required). We reserve the right to substitute underlying Portfolios, as allowed by applicable law. If we make a fund substitution or change, we may change the Annuity contract to reflect the substitution or change. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.
The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account and are subject to our claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the New Jersey Department of Banking and Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.
Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.
LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS
Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying Portfolios are sold to Separate Accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal Owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the separate account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.

We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Similar Funds
The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuity are managed by the same adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account.
Material Conflicts
In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:
(1)changes in state insurance law;
(2)changes in federal income tax law;
(3)changes in the investment management of any Variable Investment Option; or
(4)differences between voting instructions given by variable life insurance and variable annuity Contract Owners.
Fees and Payments Received by Pruco Life of New Jersey
As detailed below, Pruco Life of New Jersey and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Pruco Life of New Jersey and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.
We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We also receive administrative services payments from the Portfolios or the advisers of the underlying Portfolios or their affiliates, which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity (in certain cases, however, this amount may be equal to annual rate of 0.60% of the average assets allocated to the Portfolio). We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. For the annual period ended December 31, 2021, with regard to the total annual amounts that were paid (or as to which a payment amount was accrued) under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from $700 to $74,246. These amounts relate to all individual variable annuity contracts issued by Pruco Life of New Jersey or its affiliates, not only the Annuity covered by this prospectus.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of Investment Options within variable annuities or life insurance offered by different Prudential business units.
WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY?
Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuity offered through this prospectus. PAD acts as the distributor of several annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, “Firms”). The affiliated broker-dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuity offered through this prospectus is an insurance product as well as security, all registered representatives who sell the Annuity are also appointed insurance agents o Pruco Life of New Jersey.
In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuity according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 5.0%. In addition, we may pay trail commissions, equal to a percentage of the average Account Value or based on other criteria. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life of New Jersey products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life of New Jersey annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm's registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
The lists below includes the names of the Firms and Entities that we are aware (as of December 31, 2021) received compensation with respect to our annuity business generally during 2021 (or as to which a payment amount was accrued during 2021). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. The Annuity is also distributed by other selling Firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation (“PALAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2021 retrospective depiction. During 2021, non-cash compensation received by Firms and Entities ranged from $3.13 to $8,675,066.21. During 2021, cash compensation received by Firms ranged from $3.13 to $11,802,788.26.

All of the Firms and Entities listed below received non-cash compensation during 2021. In addition, Firms in bold also received cash compensation during 2021.

AIM	Gateway Financial Advisors	PFG Advisors
AMERICAN PORTFOLIO FIN SVCS INC	Gradient Securities, LLC	Purshe Kaplan Sterling Investments
Arete Wealth Management	High Point Insurance	Retirement Advisors of the Southwest
AXA Advisors, LLC	Hightower Advisors, LLC	Retirement Wealth Management, LLC
Bank of Canton	Invesco Ltd.	Revere Securities
BankersLife Securities	Investment Architects Inc	SAGEPOINT FINANCIAL, INC.
Capital Investment Group, Inc.	KMS Financial Services, Inc.	Saxony Securities, Inc.
Capitol Financial Solutions	Kuderna Financial Team	SCF Securities, Inc.
Cetera Advisor Network LLC	M.S. Howell	SMH Capital
Citigroup Global Markets Inc.	Madison Advisors	Snowden Capital Advisors LLC
Citizens Securities, Inc.	Market Counsel	Spectrum Advisors
Community America Financial Solutions Inc.	Market Street Trust Company	Steel Peak Wealth Management
Community State Bank	McNally Financial Services Corporation	The Leaders Group
Complete Financial Services	Mercer Allied Company L.P.	UBS Financial Services, Inc.
Concord Financial Advisors	Morgan Stanley Smith Barney	United Brokerage Services, Inc.
CUSO Financial Services, L.P.	Mutual Securities, Inc	VOYA Financial Advisors
David Lerner and Associates	National Securities Corp.	WADDELL & REED INC.
Dempsey Lord Smith, LLC	NCNY	WATERSTONE FINANCIAL GROUP INC
Dimensional Fund Advisors Ltd	Ohio National Financial Services	Wells Fargo Advisors LLC
Equity Services, Inc.	Pericles Financial Services	Woodbury Financial Services
Fidelity Investments
While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your financial professional can provide you with more information about the compensation arrangements that apply upon request.
FINANCIAL STATEMENTS
The financial statements of the Separate Account and Pruco Life of New Jersey are included in the Statement of Additional Information.
LEGAL PROCEEDINGS
As of the date of this prospectus, none of Pruco Life of New Jersey, the Separate Account or Prudential Annuities Distributors, Inc. is a party to any material legal proceedings outside of the ordinary routine litigation incidental to the business. Although Pruco Life of New Jersey and its affiliates are involved in pending and threatened legal proceedings in the normal course of its business, we do not anticipate that the outcome of any such legal proceedings will have a material adverse effect on the Separate Account, or Pruco Life of New Jersey's ability to meet its obligations under the Annuity, or the ability of Prudential Annuities Distributors, Inc. to meet its obligations related to the Annuity.
HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity through our website: www.prudential.com
Correspondence Sent by Regular Mail
Prudential Annuities Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuities Service Center
1600 Malone Street
Millville, NJ 08332

*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a Purchase Payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system and at www.prudential.com, our website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudential.com, our website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Pruco Life of New Jersey does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life of New Jersey reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.
This prospectus is being provided for informational or educational purposes only and does not consider the investment objectives or financial situation of any Annuity Owner. The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Annuity Owners seeking information regarding their particular investment needs should contact a financial professional.
PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS.

APPENDIX A – PORTFOLIOS AVAILABLE UNDER THE ANNUITY
The following is a list of Portfolios available under the Annuity. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://www.prudential.com/personal/annuities/annuity-prospectuses . You can also request this information at no cost by calling 1-800-346-3778 or by sending an email to service@prudential.com. Depending on the option benefits you choose, you may not be able to invest in certain Portfolio Companies.
The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1-Year	5-Year	10-Year
Allocation	AST Academic Strategies Asset Allocation Portfolio*, 1 First Quadrant, L.P. Jennison Associates LLC J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Morgan Stanley Investment Management Inc. PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC PGIM Real Estate Wellington Management Company LLP Western Asset Management Company, LLC Western Asset Management Company Limited	1.12%	12.44%	7.06%	6.40%
Allocation	AST Advanced Strategies Portfolio[1] LSV Asset Management Massachusetts Financial Services Company Pacific Investment Management Company, LLC T. Rowe Price Associates, Inc. PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC William Blair Investment Management, LLC	0.93%	13.83%	11.06%	9.87%
Allocation	AST AllianzGI World Trends Portfolio*, 1 Allianz Global Investors U.S. LLC	0.97%	11.15%	9.89%	8.14%
Allocation	AST American Funds Growth Allocation Portfolio*, ‡, 1 Capital International, Inc.	0.92%	14.74%	N/A	N/A
Allocation	AST Balanced Asset Allocation Portfolio*, 1 ClearBridge Investments, LLC Jennison Associates LLC J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Company PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC Wellington Management Company LLP	0.86%	12.84%	10.47%	9.49%
Allocation	AST BlackRock 60/40 Target Allocation ETF Portfolio*, ‡, 1 BlackRock Financial Management, Inc.	0.75%	11.59%	N/A	N/A
Allocation	AST BlackRock 80/20 Target Allocation ETF Portfolio*, ‡, 1 BlackRock Financial Management, Inc.	0.75%	15.99%	N/A	N/A
Allocation	AST BlackRock Global Strategies Portfolio*, 1 BlackRock Financial Management, Inc. BlackRock International Limited	1.03%	11.67%	7.97%	7.07%
Allocation	AST Capital Growth Asset Allocation Portfolio*, 1 ClearBridge Investments, LLC Jennison Associates LLC J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Company PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC Wellington Management Company LLP	0.86%	16.98%	12.39%	11.14%
Equity	AST ClearBridge Dividend Growth Portfolio*, 1 ClearBridge Investments, LLC	0.91%	26.52%	14.38%	N/A

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1-Year	5-Year	10-Year
Equity	AST Cohen & Steers Global Realty Portfolio*, 1 Cohen & Steers Capital Management, Inc. Cohen & Steers Asia Limited Cohen & Steers UK Limited	1.09%	26.90%	10.24%	9.48%
Equity	AST Cohen & Steers Realty Portfolio*, 1 Cohen & Steers Capital Management, Inc.	1.10%	42.85%	13.01%	12.17%
Fixed Income	AST Core Fixed Income Portfolio (formerly AST Western Asset Core Plus Bond Portfolio)*, 1 PGIM Fixed Income PGIM Limited Wellington Management Company LLP Western Asset Management Company, LLC Western Asset Management Company Limited	0.68%	-2.24%	4.28%	4.10%
Equity	AST Emerging Markets Equity Portfolio*, 1 AQR Capital Management, LLC J.P. Morgan Investment Management, Inc. Martin Currie Inc.	1.28%	0.20%	5.12%	3.07%
Allocation	AST Franklin 85/15 Diversified Allocation Portfolio*, 1 Brandywine Global Investment Management, LLC ClearBridge Investments, LLC Franklin Advisers Western Asset Management Company, LLC Western Asset Management Company Limited	1.03%	20.90%	10.27%	N/A
Fixed Income	AST Global Bond Portfolio*, 1 AllianceBernstein L.P. Goldman Sachs Asset Management, L.P. Goldman Sachs Asset Management International Wellington Management Company LLP	0.84%	-1.46%	3.14%	N/A
Equity	AST Goldman Sachs Small-Cap Value Portfolio*, 1 Goldman Sachs Asset Management, L.P.	1.03%	26.64%	8.93%	11.99%
Fixed Income	AST Government Money Market Portfolio[1] PGIM Fixed Income	0.57%	0.00%	0.71%	0.35%
Fixed Income	AST High Yield Portfolio*, 1 J.P. Morgan Investment Management, Inc. PGIM Fixed Income PGIM Limited	0.85%	6.34%	5.80%	6.32%
Equity	AST International Growth Portfolio*, 1 Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC	1.06%	12.50%	18.03%	11.90%
Equity	AST International Value Portfolio*, 1 Lazard Asset Management LLC LSV Asset Management	1.08%	7.64%	5.75%	5.72%
Fixed Income	AST Investment Grade Bond Portfolio*, 1, 2 PGIM Fixed Income PGIM Limited	0.73%	-2.17%	5.69%	4.62%
Allocation	AST J.P. Morgan Global Thematic Portfolio[1] J.P. Morgan Investment Management, Inc.	1.04%	12.41%	10.48%	9.18%
Equity	AST J.P. Morgan International Equity Portfolio[1] J.P. Morgan Investment Management, Inc.	0.99%	11.07%	11.32%	8.35%
Allocation	AST J.P. Morgan Tactical Preservation Portfolio*, 1 J.P. Morgan Investment Management, Inc.	0.91%	7.95%	7.95%	7.01%
Equity	AST Jennison Large-Cap Growth Portfolio*, 1 Jennison Associates LLC	0.98%	15.72%	25.86%	19.48%
Equity	AST Large-Cap Core Portfolio*, 1 J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Company PGIM Quantitative Solutions LLC	0.80%	27.84%	14.93%	N/A

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1-Year	5-Year	10-Year
Equity	AST Large-Cap Value Portfolio (formerly AST Hotchkis & Wiley Large-Cap Value Portfolio)*, 1 Hotchkis and Wiley Capital Management, LLC Massachusetts Financial Services Company T. Rowe Price Associates, Inc. Wellington Management Company LLP	0.80%	29.21%	11.42%	13.44%
Equity	AST Loomis Sayles Large-Cap Growth Portfolio*, 1 Loomis, Sayles & Company, L.P.	0.91%	18.36%	21.55%	17.99%
Equity	AST MFS Global Equity Portfolio*, 1 Massachusetts Financial Services Company	1.09%	16.85%	14.20%	12.81%
Allocation	AST MFS Growth Allocation Portfolio[1] Massachusetts Financial Services Company	0.94%	14.84%	10.60%	N/A
Equity	AST MFS Growth Portfolio*, 1 Massachusetts Financial Services Company	0.96%	23.38%	24.25%	18.87%
Equity	AST Mid-Cap Growth Portfolio*, 1 Massachusetts Financial Services Company Victory Capital Management Inc.	1.05%	10.49%	18.71%	14.83%
Equity	AST Mid-Cap Value Portfolio*, 1 Massachusetts Financial Services Company Victory Capital Management Inc. Wellington Management Company LLP	0.97%	33.63%	8.59%	12.34%
Allocation	AST Preservation Asset Allocation Portfolio*, 1 ClearBridge Investments, LLC Jennison Associates LLC J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Company PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC Wellington Management Company LLP	0.87%	6.24%	7.31%	6.72%
Allocation	AST Prudential Flexible Multi-Strategy Portfolio* Jennison Associates LLC PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC	1.19%	13.32%	9.12%	N/A
Allocation	AST Prudential Growth Allocation Portfolio[1] Jennison Associates LLC PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC PGIM Real Estate	0.87%	16.70%	9.57%	9.57%
Equity	AST QMA International Core Equity Portfolio* PGIM Quantitative Solutions LLC	0.99%	12.12%	8.03%	N/A
Equity	AST Small-Cap Growth Opportunities Portfolio*, 1 Victory Capital Management Inc. Wellington Management Company LLP	1.04%	-1.35%	15.69%	14.91%
Equity	AST Small-Cap Growth Portfolio*, 1 Emerald Mutual Fund Advisers Trust UBS Asset Management (Americas) Inc.	0.99%	4.54%	18.03%	15.08%
Equity	AST Small-Cap Value Portfolio*, 1 Boston Partners Global Investors, Inc Goldman Sachs Asset Management, L.P. Hotchkis & Wiley Capital Management, LLC J.P. Morgan Investment Management, Inc.	1.05%	31.52%	7.57%	11.77%
Allocation	AST T. Rowe Price Asset Allocation Portfolio[1] T. Rowe Price Associates, Inc. T. Rowe Price International Ltd	0.87%	12.41%	10.80%	9.70%

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1-Year	5-Year	10-Year
Allocation	AST T. Rowe Price Diversified Real Growth Portfolio* T. Rowe Price Associates, Inc. T. Rowe Price Hong Kong Limited T. Rowe Price International, Ltd. T. Rowe Price Japan, Inc. T. Rowe Price Singapore Private Ltd	1.05%	13.17%	11.95%	N/A
Allocation	AST T. Rowe Price Growth Opportunities Portfolio[1] T. Rowe Price Associates, Inc. T. Rowe Price Hong Kong Limited T. Rowe Price International, Ltd. T. Rowe Price Japan, Inc.	0.98%	15.71%	12.78%	N/A
Equity	AST T. Rowe Price Large-Cap Growth Portfolio*, 1 T. Rowe Price Associates, Inc.	0.88%	17.11%	24.63%	20.03%
Equity	AST T. Rowe Price Natural Resources Portfolio*, 1 T. Rowe Price Associates, Inc.	0.99%	23.80%	5.40%	3.67%
Equity	AST Wellington Management Hedged Equity Portfolio*, 1 Wellington Management Company LLP	1.02%	12.06%	9.23%	8.79%
Fixed Income	AST Western Asset Emerging Markets Debt Portfolio Western Asset Management Company, LLC Western Asset Management Company Limited	1.03%	-3.05%	4.07%	N/A
Allocation	BlackRock Global Allocation V.I. Fund - Class III* BlackRock Advisors, LLC	1.00%	6.42%	9.71%	7.68%
Allocation	JPMorgan Insurance Trust Income Builder Portfolio - Class 2* J.P. Morgan Investment Management Inc.	0.89%	8.22%	6.68%	N/A
Equity	PSF Small-Cap Stock Index Portfolio - Class I PGIM Quantitative Solutions LLC	0.38%	26.34%	12.10%	14.20%
Equity	PSF Stock Index Portfolio - Class I PGIM Quantitative Solutions LLC	0.29%	28.28%	18.13%	16.23%

PORTFOLIOS AVAILABLE IF AN OPTIONAL LIVING BENEFIT IS ELECTED
(Please note that the DCA Market Value Adjustment Options described in the Investment Options section are also available if you elect an optional living benefit.)

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1-Year	5-Year	10-Year
Allocation	AST Academic Strategies Asset Allocation Portfolio*, 1 First Quadrant, L.P. Jennison Associates LLC J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Morgan Stanley Investment Management Inc. PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC PGIM Real Estate Wellington Management Company LLP Western Asset Management Company, LLC Western Asset Management Company Limited	1.12%	12.44%	7.06%	6.40%
Allocation	AST Advanced Strategies Portfolio[1] LSV Asset Management Massachusetts Financial Services Company Pacific Investment Management Company, LLC T. Rowe Price Associates, Inc. PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC William Blair Investment Management, LLC	0.93%	13.83%	11.06%	9.87%

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1-Year	5-Year	10-Year
Allocation	AST AllianzGI World Trends Portfolio*, 1 Allianz Global Investors U.S. LLC	0.97%	11.15%	9.89%	8.14%
Allocation	AST American Funds Growth Allocation Portfolio*, ‡, 1 Capital International, Inc.	0.92%	14.74%	N/A	N/A
Allocation	AST Balanced Asset Allocation Portfolio*, 1 ClearBridge Investments, LLC Jennison Associates LLC J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Company PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC Wellington Management Company LLP	0.86%	12.84%	10.47%	9.49%
Allocation	AST BlackRock 60/40 Target Allocation ETF Portfolio*, ‡, 1 BlackRock Financial Management, Inc.	0.75%	11.59%	N/A	N/A
Allocation	AST BlackRock 80/20 Target Allocation ETF Portfolio*, ‡, 1 BlackRock Financial Management, Inc.	0.75%	15.99%	N/A	N/A
Allocation	AST BlackRock Global Strategies Portfolio*, 1 BlackRock Financial Management, Inc. BlackRock International Limited	1.03%	11.67%	7.97%	7.07%
Allocation	AST Capital Growth Asset Allocation Portfolio*, 1 ClearBridge Investments, LLC Jennison Associates LLC J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Company PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC Wellington Management Company LLP	0.86%	16.98%	12.39%	11.14%
Allocation	AST Franklin 85/15 Diversified Allocation Portfolio*, 1 Brandywine Global Investment Management, LLC ClearBridge Investments, LLC Franklin Advisers Western Asset Management Company, LLC Western Asset Management Company Limited	1.03%	20.90%	10.27%	N/A
Fixed Income	AST Investment Grade Bond Portfolio*, 1, 2 PGIM Fixed Income PGIM Limited	0.73%	-2.17%	5.69%	4.62%
Allocation	AST J.P. Morgan Global Thematic Portfolio[1] J.P. Morgan Investment Management, Inc.	1.04%	12.41%	10.48%	9.18%
Allocation	AST J.P. Morgan Tactical Preservation Portfolio*, 1 J.P. Morgan Investment Management, Inc.	0.91%	7.95%	7.95%	7.01%
Allocation	AST MFS Growth Allocation Portfolio[1] Massachusetts Financial Services Company	0.94%	14.84%	10.60%	N/A
Allocation	AST Preservation Asset Allocation Portfolio*, 1 ClearBridge Investments, LLC Jennison Associates LLC J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Company PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC Wellington Management Company LLP	0.87%	6.24%	7.31%	6.72%
Allocation	AST Prudential Growth Allocation Portfolio[1] Jennison Associates LLC PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC PGIM Real Estate	0.87%	16.70%	9.57%	9.57%

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2021)
			1-Year	5-Year	10-Year
Allocation	AST T. Rowe Price Asset Allocation Portfolio[1] T. Rowe Price Associates, Inc. T. Rowe Price International Ltd	0.87%	12.41%	10.80%	9.70%
Allocation	AST T. Rowe Price Growth Opportunities Portfolio[1] T. Rowe Price Associates, Inc. T. Rowe Price Hong Kong Limited T. Rowe Price International, Ltd. T. Rowe Price Japan, Inc.	0.98%	15.71%	12.78%	N/A
Equity	AST Wellington Management Hedged Equity Portfolio*, 1 Wellington Management Company LLP	1.02%	12.06%	9.23%	8.79%

(1)
These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits.
Those other variable annuity contracts offer certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract Owner’s Account Value daily and, if necessary, will systematically transfer amounts among Investment Options. The formula transfers funds between the Sub-accounts for those variable annuity contracts and an AST bond portfolio Sub-account (those AST bond portfolios are not available in connection with the annuity contracts offered through this prospectus). You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying Portfolios that are available with your contract. These asset flows could adversely impact the underlying Portfolios, including their risk profile, expenses and performance. Because transfers between the Sub-accounts and the AST bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the underlying Portfolios could experience the following effects, among others:
(a)a Portfolio’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategy;
(b)the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and
(c)a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.
The efficient operation of the asset flows among Portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one portfolio to another portfolio, which in turn could adversely impact performance.
Before you allocate to the Sub-account with the AST Portfolios listed above, you should consider the potential effects on the Portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Variable Annuity. Please work with your financial professional to determine which Portfolios are appropriate for your needs.

(2)	The AST Investment Grade Bond variable Investment Option is not available for allocation of Purchase Payments or contract Owner transfers.
*	This information includes annual expenses that reflect temporary fee reductions.

‡	Please see additional information below regarding certain Portfolios.
AST American Funds Growth Allocation Portfolio This Portfolio is available on newly issued contracts with an application signed date on or after April 30, 2018.
AST BlackRock 60/40 Target Allocation ETF Portfolio This Portfolio is available for Annuities issued based on applications signed on or after November 18, 2019.
AST BlackRock 80/20 Target Allocation ETF Portfolio This Portfolio is available for Annuities issued based on applications signed on or after November 18, 2019.

Fidelity and Contrafund are registered marks of FMR LLC. Used with permission
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the Portfolios of the Advanced Series Trust (AST). AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the Portfolios of AST. PGIM Investments LLC manages each of the Portfolios of the Prudential Series Fund (PSF).

INVESTMENT RESTRICTIONS
Available Investment Options if An Optional Living Benefit is NOT Elected

Advanced Series Trust
AST Academic Strategies Asset Allocation Portfolio*	AST Mid-Cap Growth Portfolio*
AST Advanced Strategies Portfolio*	AST Mid-Cap Value Portfolio*
AST AllianzGI World Trends Portfolio*	AST Preservation Asset Allocation Portfolio*
AST American Funds Growth Allocation Portfolio*	AST Prudential Flexible Multi-Strategy Portfolio*
AST Balanced Asset Allocation Portfolio*	AST Prudential Growth Allocation Portfolio*
AST BlackRock 60/40 Target Allocation ETF Portfolio*	AST QMA International Core Equity Portfolio*
AST BlackRock 80/20 Target Allocation ETF Portfolio*	AST Small-Cap Growth Opportunities Portfolio*
AST BlackRock Global Strategies Portfolio*	AST Small-Cap Growth Portfolio*
AST Capital Growth Asset Allocation Portfolio*	AST Small-Cap Value Portfolio*
AST ClearBridge Dividend Growth Portfolio*	AST T. Rowe Price Asset Allocation Portfolio*
AST Cohen & Steers Global Realty Portfolio*	AST T. Rowe Price Diversified Real Growth Portfolio
AST Cohen & Steers Realty Portfolio*	AST T. Rowe Price Growth Opportunities Portfolio*
AST Core Fixed Income*	AST T. Rowe Price Large-Cap Growth Portfolio*
AST Emerging Markets Equity Portfolio*	AST T. Rowe Price Natural Resources Portfolio*
AST Franklin 85/15 Diversified Allocation Portfolio*	AST Wellington Management Hedged Equity Portfolio*
AST Global Bond Portfolio*	AST Western Asset Emerging Markets Debt Portfolio*
AST Goldman Sachs Small-Cap Value Portfolio*
AST Government Money Market Portfolio*	BlackRock Variable Series Funds, Inc.
AST High Yield Portfolio*	BlackRock Global Allocation V.I. Fund – Class III
AST International Growth Portfolio*
AST International Value Portfolio*	JPMorgan Insurance Trust
AST J.P. Morgan Global Thematic Portfolio*	JPMorgan Insurance Trust Income Builder Portfolio – Class 2
AST J.P. Morgan International Equity Portfolio*
AST J.P. Morgan Tactical Preservation Portfolio*	Prudential Series Funds
AST Jennison Large-Cap Growth Portfolio*	PSF Small-Cap Stock Index Portfolio - Class I
AST Large-Cap Core Portfolio*	PSF Stock Index Portfolio - Class I
AST Large-Cap Value Portfolio*
AST Loomis Sayles Large-Cap Growth Portfolio*
AST MFS Global Equity Portfolio*
AST MFS Growth Allocation Portfolio*
AST MFS Growth Portfolio*
*These Portfolios may be impacted by a predetermined mathematical formula utilized by Portfolios offered with optional living benefits to manage the guarantee offered in connection with such optional benefits. Please see the “Optional Living Benefits” section above for information about the potential impact of the formula on the Portfolios.

Available Investment Options if An Optional Living Benefit IS Elected

Advanced Series Trust
AST Academic Strategies Asset Allocation Portfolio*
AST Advanced Strategies Portfolio*
AST AllianzGI World Trends Portfolio*
AST American Funds Growth Allocation Portfolio*
AST Balanced Asset Allocation Portfolio*
AST BlackRock 60/40 Target Allocation ETF Portfolio*
AST BlackRock 80/20 Target Allocation ETF Portfolio*
AST BlackRock Global Strategies Portfolio*
AST Capital Growth Asset Allocation Portfolio*
AST Franklin 85/15 Diversified Allocation Portfolio*
AST Investment Grade Bond Portfolio[1],*
AST J.P. Morgan Global Thematic Portfolio*
AST J.P. Morgan Tactical Preservation Portfolio*
AST MFS Growth Allocation Portfolio*
AST Preservation Asset Allocation Portfolio*
AST Prudential Growth Allocation Portfolio*
AST T. Rowe Price Asset Allocation Portfolio*
AST T. Rowe Price Growth Opportunities Portfolio*
AST Wellington Management Hedged Equity Portfolio*
*These Portfolios may be impacted by a predetermined mathematical formula utilized by Portfolios offered with optional living benefits to manage the guarantees offered in connection with such optional benefits. Please see the “Optional Living Benefits” section above for information about the potential impact of the formula on the Portfolios.

APPENDIX B – FORMULA FOR HIGHEST DAILY LIFETIME INCOME V3.0 SUITE OF OPTIONAL LIVING BENEFITS
TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE
AST INVESTMENT GRADE BOND SUB-ACCOUNT
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
•Cu – the upper target is established on the effective date of the Highest Daily Lifetime Income v3.0 Suite of benefits (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.
•Cus – the secondary upper target is established on the Effective Date and is not changed for the life of the guarantee. Currently it is 84.5%.
•Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.
•Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.
•L – the target value as of the current Valuation Day.
•r – the target ratio.
•a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors)
•V – the Account Value of all elected Sub-accounts in the Annuity.
•F – the Account Value of the Secure Value Account.
•B – the total value of the AST Investment Grade Bond Sub-account.
•P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, and adjusted proportionally for Excess Income*, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional Purchase Payments and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity anniversary, or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional Purchase Payments and adjusted for withdrawals, as described herein.
•T – the amount of a transfer into or out of the AST Investment Grade Bond Sub-account.
•TM – the amount of a monthly transfer out of the AST Investment Grade Bond Sub-account.
•X – the Maximum Daily Transfer Percentage that can be transferred into the AST Investment Grade Bond Sub-account. There is no Maximum Daily Transfer Percentage applied to transfers out of the AST Investment Grade Bond Sub-account.
*    Note: Lifetime Withdrawals that are not considered withdrawals of Excess Income do not reduce the Income Basis.
DAILY TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. Target Values are subject to change for new elections of this benefit on a going-forward basis.

L	=	0.05 * P * a
Daily Transfer Calculation:
The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – (B+F)) / V
•If on the third consecutive Valuation Day r is greater than Cu and r is less than or equal to Cus or if on any day r is greater than Cus, and transfers have not been suspended due to the 90% cap rule, assets in the elected Sub-accounts are transferred to the AST Investment Grade Bond Sub-account.
•If r is less than Cl, and there are currently assets in the AST Investment Grade Bond Sub-account (B is greater than 0), assets in the AST Investment Grade Bond Sub-account are transferred to the elected Sub-accounts as described above.
90% CAP RULE: If, on any Valuation Day this benefit remains in effect, a transfer into the AST Investment Grade Bond Sub-account occurs that results in 90% of the Account Value being allocated to a combination of the AST Investment Grade Bond Sub-account and the Secure Value Account, any transfers into the AST Investment Grade Bond Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Sub-account should occur. Transfers out of the AST Investment Grade Bond Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Sub-account occurs
B-1

either due to a Daily or Monthly Transfer Calculation. Due to the performance of the AST Investment Grade Bond Sub-account and the elected Sub-accounts, and the interest credited to the Secure Value Account, the Account Value could be more than 90% invested in a combination of the AST Investment Grade Bond Sub-account and the Secure Value Account.
The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, 0.90 * (V+B)) – (B+F)) [L – (B+F) – V * Ct] / (1 – Ct) X * V (1 – Ct))	Money is transferred from the elected Sub-accounts to the AST Investment Grade Bond Portfolio Sub-account
T	=	{Min (B, – [L – (B+F) – V * Ct] / (1 – Ct)}	Money is transferred from the AST Investment Grade Bond Portfolio Sub-account to the elected Sub-accounts
Maximum Daily Transfer Limit
On any given day, notwithstanding the above calculation and the 90% Cap discussed immediately above, no more than a predetermined percentage of the sum of the value of Permitted Sub-accounts (the “Maximum Daily Transfer Limit”) will be transferred to the Bond Sub-account. The applicable Maximum Daily Transfer Limit is stated in your Annuity and is currently 30%. If the formula would result in an amount higher than the Maximum Daily Transfer Limit being transferred into the Bond Sub-account, only amounts up to the Maximum Daily Transfer Limit will be transferred. On the following Valuation Day, the formula will calculate the Target Ratio for that day and determine any applicable transfers within your Annuity as described above. The formula will not carry over amounts that exceeded the prior day’s Maximum Daily Transfer Limit, but a transfer to the Bond Sub-account may nevertheless occur based on the application of the formula on the current day. There is no limitation on the amounts of your Account Value that may be transferred out of the Bond Sub-account on any given day.
Monthly Transfer Calculation
On each monthly anniversary of the Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Portfolio Sub-account to the elected Sub-accounts will occur:
If, after the Daily Transfer Calculation is performed,
{Min (B, .05 * (V+ B+F))} is less than (Cu * V – L + (B+F)) / (1 – Cu), then

TM	=	{Min (B, .05 * (V+ B+F))}	Money is transferred from the AST Investment Grade Bond Portfolio Sub-account to the elected Sub-accounts.
TARGETS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
Cu= 83%
Cus= 84.5%
Ct= 80%
Cl= 78%
B-2

“a” Factors for Liability Calculations
(for the corresponding Year and Month of the Benefit)*

Year	Month 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06**
*    The values set forth in this table are applied to all ages.
**    In all subsequent years and months thereafter, the annuity factor is 4.06

B-3

APPENDIX C – HYPOTHETICAL EXAMPLES OF OPERATION OF PREMIUM
BASED CHARGE AND CONTINGENT DEFERRED SALES CHARGE
To demonstrate how the Contingent Deferred Sales Charge and the Premium Based Charge operate, set forth below are various hypothetical examples. These examples are illustrative only, and do not represent the values under any particular Annuity.
A. CDSC EXAMPLES

Purchase Payment Rec’d Date	Actual Purchase Payment	CDSC Schedule							CDSC Expiry Date
6/1/2011	$45,000.00	5%	5%	4%	4%	3%	3%	2%	5/31/2018
7/15/2011	$55,000.00	4%	3%	3%	2%	2%	2%	1%	7/14/2018
In this example, please note that the first Purchase Payment receives a CDSC schedule for total Purchase Payments less than $50,000.00. The second Purchase Payment results in a situation where the total Purchase Payments are $100,000.00 and the CDSC schedule reflects this.
B. Premium Based Charge Examples
Example 1: Assume that two Purchase Payments received prior to the first Quarterly Annuity Anniversary attain the Premium Based Charge tier indicated below. In this example, the Premium Based Charge rate for both Purchase Payments will be established based upon the total Purchase Payments received prior to the first Quarterly Annuity Anniversary, or 9/1/2011.

Purchase Payment Rec’d Date	Purchase Payment Amount	Premium Based Charge Rate	Annualized Premium Based Charge	Quarterly Premium Based Charge	Premium Based Charge First Fee	Premium Based Charge Last Fee
6/1/2011	$45,000.00	0.50%	$225.00	$56.25	9/1/2011	6/1/2018
7/15/2011	$55,000.00	0.50%	$275.00	$68.75	9/1/2011	6/1/2018
Example 2: In this example, the second Purchase Payment is not received prior to the first Quarterly Annuity Anniversary. The Premium Based Charge rate for the first payment will be established based upon the total Purchase Payments received prior to the first Quarterly Annuity Anniversary, or 9/1/2011. The Premium Based Charge rate for the second Purchase Payment will be established based upon the total Purchase Payments received as of the date it is received, or 9/15/2011.

Purchase Payment Rec’d Date	Purchase Payment Amount	Premium Based Charge Rate	Annualized Premium Based Charge	Quarterly Premium Based Charge	Premium Based Charge First Fee	Premium Based Charge Last Fee
6/1/2011	$45,000.00	0.70%	$315.00	$78.75	9/1/2011	6/1/2018
9/15/2011	$55,000.00	0.50%	$275.00	$68.75	12/1/2011	9/1/2018
Example 3: In this example, assume that two Purchase Payments received prior to the first Quarterly Annuity Anniversary attain the indicated Premium Based Charge tier. Assume the third Purchase Payment is received after the first Quarterly Annuity Anniversary. In this example, the Premium Based Charge rate for the first two Purchase Payments will be established based upon the total Purchase Payments received prior to the first Quarterly Annuity Anniversary, or 9/1/2011. The Premium Based Charge rate for the third Purchase Payment will be established based upon the total Purchase Payments received as of the date it is received, or 9/15/2011.

Purchase Payment Rec’d Date	Purchase Payment Amount	Premium Based Charge Rate	Annualized Premium Based Charge	Quarterly Premium Based Charge	Premium Based Charge First Fee	Premium Based Charge Last Fee
6/1/2011	$45,000.00	0.50%	$225.00	$56.25	9/1/2011	6/1/2018
7/15/2011	$55,000.00	0.50%	$275.00	$68.75	9/1/2011	6/1/2018
9/15/2011	$150,000.00	0.35%	$525.00	$131.25	12/1/2011	9/1/2018
Example 4: In this example, assume that the second Purchase Payment is received the day before the quarter’s end. In this example, the Premium Based Charge rate for both Purchase Payments will be established based upon the total Purchase Payments received on the first Quarterly Annuity Anniversary, or 9/1/2011.
C-1

Purchase Payment Rec’d Date	Purchase Payment Amount	Premium Based Charge Rate	Annualized Premium Based Charge	Quarterly Premium Based Charge	Premium Based Charge First Fee	Premium Based Charge Last Fee
6/1/2011	$45,000.00	0.50%	$225.00	$56.25	9/1/2011	6/1/2018
8/30/2011	$55,000.00	0.50%	$275.00	$68.75	9/1/2011	6/1/2018
Example 5: In this example, assume that the second Purchase Payment is received on the first Quarterly Annuity Anniversary. Since the second Purchase Payment is received on the first Quarterly Annuity Anniversary, it is not utilized for purposes of determining the Premium Based Charge rate for the first Purchase Payment.

Purchase Payment Rec’d Date	Purchase Payment Amount	Premium Based Charge Rate	Annualized Premium Based Charge	Quarterly Premium Based Charge	Premium Based Charge First Fee	Premium Based Charge Last Fee
6/1/2011	$45,000.00	0.70%	$315.00	$78.75	9/1/2011	6/1/2018
9/1/2011	$55,000.00	0.50%	$275.00	$68.75	12/1/2011	9/1/2018

C-2

This prospectus describes the important features of the Annuity and provides information about Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”, “we”, “our”, or “us”).
We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (SAI) that includes additional information about the Annuity, Pruco Life of New Jersey and the Separate Account. The SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Annuity, or to make other investor inquiries, please call 1-888-PRU-2888.
We file periodic reports and other information about the Annuity and the Separate Account a s required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov , and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

Edgar Contract Identifier C000133837        PPRTBNY30DPR

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

Edgar Contract Identifier C000133837        PPRTBNY30DPR

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
Pruco Life Insurance Company of New Jersey Flexible
Premium Variable Annuity Account
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777
PRUDENTIAL PREMIER ® RETIREMENT VARIABLE ANNUITY
(For Annuities issued on or after February 25, 2013)
Flexible Premium Deferred Annuity Offering Highest Daily Lifetime ® Income v2.1 Optional Benefits
This prospectus describes a flexible premium deferred annuity contract (“Annuity”) offered by Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”, “we”, “our”, or “us”). This prospectus is being provided for informational or educational purposes only and does not take into account the investment objectives or financial situation of any client or prospective clients. The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Clients seeking information regarding their particular investment needs should contact a financial professional. The Annuity has features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity.
If you are receiving this prospectus, it is because you currently own the Annuity. The Annuity is no longer offered for new sales.
Please read this prospectus and retain it for future reference.
This Annuity was only offered for sale in the State of New York.
In compliance with U.S. law, Prudential Annuities delivers this prospectus to Annuity Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Annuity Owners while outside of the United States.
These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.

FOR FURTHER INFORMATION CALL 1-888-PRU-2888 OR VISIT: WWW.PRUDENTIAL.COM

Prospectus dated: May 1, 2022	Statement of Additional Information dated: May 1, 2022

PPRTBNY21DPR

(i)

(ii)

GLOSSARY OF TERMS
We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.
Account Value: The total value of all allocations to the Sub-accounts on any Valuation Day. The Account Value is determined separately for each Sub-account and then totaled to determine the Account Value for your entire Annuity.
Accumulation Period: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.
Annual Income Amount: The annual amount of income for which you are eligible for life under the optional benefits.
Annuitant: The natural person upon whose life annuity payments are based.
Annuitization: The process by which you direct us to apply the Account Value to one of the available annuity options to begin making periodic payments.
Annuity Date: The date on which we apply your Account Value to the applicable annuity option and begin the Payout Period. As discussed in the Annuity Options section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.”
Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.
Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.
Charge Free Withdrawal Amount: The Charge Free Withdrawal amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contingent Annuitant: The natural person named to become the Annuitant upon the death of Annuitant prior to the Annuity Date. A Contingent Annuitant may be named only in limited circumstances involving an Annuity issued to a Custodial Account or to a tax-qualified retirement plan.
Contingent Deferred Sales Charge (“CDSC”): This is a sales charge that may be deducted when you make a surrender or take a partial withdrawal from your Annuity. We refer to this as a “contingent” charge because it is imposed only if you surrender or take a withdrawal from your Annuity. The charge is a percentage of each applicable Purchase Payment that is being surrendered or withdrawn.
Custodial Account: A trust or Custodial Account that qualifies as an individual retirement account as defined in Section 408(a) of the Code, including a Roth IRA that satisfies the definitions in Sections 408(a) and 408A of the Code.
Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claims forms from at least one Beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Excess Income: All or a portion of a Lifetime Withdrawal that exceeds the Annual Income Amount for that Annuity Year. Each withdrawal of Excess Income proportionally reduces the Annual Income Amount for future years.
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Investment Option: A Sub-account available as of any given time to which Account Value may be allocated.
Issue Date: The effective date of your Annuity.
Key Life: Under the Beneficiary Continuation Option, the person whose life expectancy is used to determine the required distributions.
Lifetime Withdrawals: Amounts withdrawn under the optional living benefits that provide the Annual Income Amount each year until the death of the Annuitant (or the death of two spouses, if a spousal benefit is elected), regardless of the performance of your Account Value subject to our rules regarding the timing and amount of withdrawals.
Owner: The Owner is either an eligible entity or individual named as having ownership rights in relation to the Annuity.
Payout Period: The period starting on the Annuity Date and during which annuity payments are made.
Portfolio: An underlying mutual fund in which a Sub-account of the Separate Account invests.
1

Premium Based Charge: A charge that is deducted on each Quarterly Annuity Anniversary from your Account Value, during the first seven years after each Purchase Payment is made.
Protected Withdrawal Value: In connection with an optional living benefit, the amount to which the Withdrawal Percentage is applied to determine your Annual Income Amount, which initially equals your Account Value. The Protected Withdrawal Value is also used to determine your optional living benefit fee. It is separate from your Account Value and not available as cash or a lump sum withdrawal.
Purchase Payment: A cash consideration (a "premium") in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.
Quarterly Annuity Anniversary: Each successive three-month anniversary of the Issue Date of the Annuity.
Roll-Up Rate: The guaranteed compounded effective rate of return credited to your Protected Withdrawal Value until the earlier of your first Lifetime Withdrawal and the 10th benefit anniversary. The rate is an annual effective rate and compounds daily.
Separate Account: Refers to the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, which holds assets associated with annuities issued by Pruco Life Insurance Company of New Jersey. Separate Account assets held in support of the annuities are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct.
Service Center: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Center at any time, and will notify you in advance of any such change of address. Please see “How to Contact Us” later in this prospectus for the Service Center address.
Sub-account: A division of the Separate Account.
Surrender Value: The Account Value less any applicable CDSC, any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Maintenance Fee.
Unit: A share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.
Unit Value: Each Variable Sub-account has a separate value for its Units (this is analogous to, but not the same as, the share price of a mutual fund).
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.
we, us, our: Pruco Life Insurance Company of New Jersey.
Withdrawal Percentage: The percentage applied to your Protected Withdrawal Value to determine your Annual Income Amount. The applicable Withdrawal Percentage will depend on the age at which you take your first Lifetime Withdrawal.
you, your: The Owner(s) shown in the Annuity.
2

KEY INFORMATION

Important Information You Should Consider About The Annuity
Fees and Expenses
Charges for Early Withdrawals	If you withdraw money from the Annuity within 7 years following your last Purchase Payment, you may be assessed a surrender charge. The maximum surrender charge is 5.0% of the Purchase Payment, and a surrender charge may be assessed up to 7 years after the last Purchase Payment under the Annuity. If you make an early withdrawal, you could pay a surrender charge of up to $5,000 on a $100,000 investment.
For more information on early withdrawal charges, please refer to the "Fees, Charges and Deductions" section of this prospectus.
Transaction Charges	In addition to surrender charges, you may also be charged for other transactions. Charges may be applied to transfers (if more than 20 in an Annuity Year) or if state or local premium taxes are assessed.
For more information on transaction charges, please refer to the "Fees, Charges and Deductions" section of this prospectus.
Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.
	Annual Fee	Minimum	Maximum
	Base Contract[1]	1.000%*	1.582%*
	Investment options	0.29%*	1.53%*
(Portfolio fees and expenses)
	Optional benefits available for an additional charge	1.00%	2.00%
(for a single optional benefit, if elected)
* Charge based on average daily assets allocated to the Sub-accounts.
[1] Charge based on average daily assets allocated to the Sub-accounts plus an amount attributable to the Premium Based Charge. For more information on the Premium Based Charge, please refer to the "Fees, Charges and Deductions" section of this prospectus.

Because your Annuity is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Annuity, the following table shows the lowest and highest cost you could pay each year, based on current charges.
This estimate assumes that you do not take withdrawals from the Annuity, which could add surrender charges that substantially increase costs.

	Lowest Annual Cost	Highest Annual Cost
	$1,865	$5,167
	Assumes:	Assumes:
	· Investment of $100,000	· Investment of $100,000
	· 5% annual appreciation	· 5% annual appreciation
	· Least expensive Portfolio fees and expenses	· Most expensive combination of optional benefits and Portfolio fees and expenses
	· No optional benefits	· No sales charges
	· No sales charges	· No additional Purchase Payments, transfers or withdrawals
· No additional Purchase Payments, transfers or withdrawals
For more information on ongoing fees and expenses, please refer to the "Fee Table" section of this prospectus.

3

Risks
Risk of Loss	You can lose money by investing in the Annuity.
For more information on the risk of loss, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Not a Short-Term Investment	The Annuity is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing Purchase Payments in the Annuity is consistent with the purpose for which the investment is being considered.
For more information on the short-term investment risks, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Risks Associated with Investment Options	An investment in the Annuity is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options available under the Annuity each of which has its own unique risks. You should review the Investment Options before making an investment decision.
For more information on the risks associated with Investment Options, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Insurance Company Risks	An investment in the Annuity is subject to the risks related to Pruco Life of New Jersey. Any obligations, guarantees, or benefits are subject to the claims-paying ability of Pruco Life of New Jersey. More information about Pruco Life of New Jersey is available upon request. Such requests can be made toll-free at 1-888-PRU-2888.
For more information on insurance company risks, please refer to the "Principal Risks of Investing in the Annuity" section of this prospectus.
Restrictions
Investments	You may make twenty (20) free transfers between Investment Options each Annuity Year. After the twentieth transfer in each Annuity Year, we will charge $10 for each additional transfer.
If you select an optional benefit, your selection of Investment Options may be limited.
Pruco Life Insurance Company of New Jersey reserves the right to remove or substitute Portfolios as Investment Options.
We may impose limitations on an investment professional's or investment advisor's ability to request financial transactions on your behalf.
For more information on investment and transfer restrictions, please refer to the "Fees, Charges and Deductions" section, "Appendix A," the "What is the Separate Account?"section and the "Financial Professional Permission to Forward Transaction Instructions" section of this prospectus.

Optional Benefits	You may be able to obtain an optional benefit, which may require additional charges. If you elect to purchase an optional benefit, we will deduct an additional charge on a quarterly basis from your Account Value allocated to the Sub-accounts. The charge for the optional benefit is deducted in addition to the insurance charge due to the increased insurance risk associated with the optional benefit. Any withdrawals that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.
For more information on optional benefits under the Annuity, please refer to the "Benefits Available Under the Annuity" section of this prospectus.
Taxes
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Annuity. There is no additional tax benefit if you purchase the Annuity through a tax-qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to a 10% additional tax for distributions taken prior to age 59½.

For more information on tax implications, please refer to the "Tax Considerations" section of this prospectus.
Conflicts of Interest
Investment Professional Compensation	Investment professionals may receive compensation for selling the Annuity to investors and may have a financial incentive to offer or recommend the Annuity over another investment. This compensation is paid in the form of commissions, based on your investments in the Annuity.
For more information on investment professional compensation, please refer to the "Who Distributes Annuities Offered by Pruco Life of New Jersey?" section of this prospectus.
Exchanges	Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing contract. This Annuity is no longer sold.
For more information on exchanges, please refer to the "Who Distributes Annuities Offered by Pruco Life of New Jersey?" section of this prospectus.
4

OVERVIEW OF THE ANNUITY
The Annuity referenced in this prospectus and applicable riders is no longer available for new sales or re-elections.
The Annuity is a long-term investment designed for long-term retirement purposes because it allows you to accumulate retirement savings and also offers annuity payment options when you are ready to begin receiving income. This Annuity is a “flexible premium deferred annuity.” It is called “flexible premium” because you have considerable flexibility in the timing and amount of premium payments. Generally, investors “defer” receiving annuity payments until after an Accumulation Period. This Annuity may be appropriate for investors accumulating retirement savings on a tax deferred basis and would seek guaranteed income through an annuity payment option.
We offered optional living benefits, for an additional charge, that guarantee your ability to take withdrawals for life as a percentage of “Protected Withdrawal Value”, even if your Account Value falls to zero (unless it does so due to a withdrawal of Excess Income). The Account Value has no guarantees, may fluctuate, and can lose value. Withdrawals in excess of the Annual Income Amount, called “Excess Income,” will impact the value of the benefit including a permanent reduction in future guaranteed amounts. As part of these benefits you are required to invest only in certain permitted Investment Options.
The Annuity offers a basic Death Benefit that could protect your retirement savings if you die during a period of declining markets, depending on when you die. It may be used as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Roth IRA or Tax-Sheltered Annuity (or 403(b)). It may also be used as an investment vehicle for “non-qualified” investments. The Annuity allows you to invest your money in several variable Investment Options.
The Annuity features two distinct phases—the Accumulation Period and the Payout Period. During the Accumulation Period your Account Value is allocated to one or more Investment Options. The variable Investment Options, each a Sub-account of the Separate Account, invest in an underlying Portfolio. Additional information about the Portfolios is provided in Appendix A to the prospectus.
During the Payout Period (after Annuitization), you can elect to receive annuity payments (1) for life; (2) based on joint lives; or (3) for a guaranteed number of payments. We currently make annuity payments available on a fixed basis. After Annuitization, the Death Benefits and optional benefits described in this prospectus will no longer apply.
You are allowed to withdraw a limited amount of money from your Annuity on an annual basis without any charges. Other product features allow you to access your Account Value at any time, although a charge may apply.
Transfers between Investment Options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.
5

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Annuity. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Annuity, surrender or make withdrawals from the Annuity, or transfer Account Value between Investment Options. State premium taxes may also be deducted. These fees and charges are described in more detail within this prospectus in the "Fees, Charges and Deductions" section.
For charges specific to contracts issued in Florida, please refer to Appendix C - Special Contract Provisions for Annuities Issued in Certain States.

Transaction Expenses
Sales Charge Imposed on Purchases	None
Contingent Deferred Sales Charge (as a percentage of each Purchase Payment)[1]	5%[2]
Maximum Transfer Fee[3]	$10
1    The Contingent Deferred Sales Charges, if applicable, are assessed as a percentage of each applicable Purchase Payment and deducted upon surrender or withdrawal. For purposes of calculating this charge, we consider the year following the date of each Purchase Payment as Year 1. Purchase Payments are withdrawn on a “first-in, first-out” basis.
2    The Contingent Deferred Sales Charge for Total Purchase Payments Amount of $50,000 or greater will be the same or less than the charge shown. Please see chart below for full Contingent Deferred Sales Charge information.
3    Currently, we deduct the fee after the 20th transfer each Annuity Year. Transfers in connection with one of our systematic programs (such as rebalancing or the formula used with optional living benefits) and transfers we make to or from due to the election or termination of an optional living benefit do not count toward the 20 transfers in an Annuity Year.

The following Contingent Deferred Sales Charge percentages apply based on the year of the surrender or withdrawal:

	Age of Purchase Payment Being Withdrawn
Total Purchase Payment Amount[1]	Less than 1 Year	1 Year or more but less than 2 Years	2 Years or more but less than 3 Years	3 Years or more but less than 4 Years	4 Years or more but less than 5 Years	5 Years or more but less than 6 Years	6 Years or more but less than 7 Years	7 Years or more
Less than $50,000	5.0%	5.0%	4.0%	4.0%	3.0%	3.0%	2.0%	0%
$50,000 or more but less than $100,000	5.0%	4.0%	4.0%	3.0%	3.0%	2.0%	2.0%	0%
$100,000 or more but less than $250,000	4.0%	3.0%	3.0%	2.0%	2.0%	2.0%	1.0%	0%
$250,000 or more but less than $500,000	3.0%	2.0%	2.0%	2.0%	1.0%	1.0%	1.0%	0%
$500,000 or more but less than $1,000,000	2.0%	2.0%	2.0%	1.0%	1.0%	1.0%	1.0%	0%
$1,000,000 or more	2.0%	2.0%	1.0%	1.0%	1.0%	1.0%	1.0%	0%
1.     The different tiers of Contingent Deferred Sales Charges (CDSC), separated by “breakpoints”, are shown in the table above. If a portion of a Purchase Payment results in total Purchase Payments crossing into a new Purchase Payment tier (as set forth in the table above), then the entire Purchase Payment will be subject to the CDSC applicable to that tier. Once a Purchase Payment is assigned to a particular tier for purposes of the CDSC, the CDSC schedule for that specific Purchase Payment will not change for the remainder of that CDSC period. Please see Appendix C for examples of the operation of the Contingent Deferred Sales Charge.
The next table describes the maximum fees and expenses that you will pay each year during the time that you own the Annuity (not including Portfolio fees and expenses). Your current fees and expenses may be less than the maximum.
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Annuity Expenses	Maximum
Administrative Expenses[2] (assessed annually on the Annuity’s anniversary date or upon surrender)	Lesser of $50 or 2% of Account Value[1]
Premium Based Charge[3] (assessed quarterly on Purchase Payments subject to a CDSC)	0.70%
Base Contract Expenses[4] (based on the average daily net assets of the Sub-accounts) (excluding Settlement Service Charge)	0.85%
Optional Benefit Fees and Charges
HIGHEST DAILY LIFETIME INCOME v2.1 BENEFIT[5] (assessed against greater of Account Value and Protected Withdrawal Value)	2.00%
SPOUSAL HIGHEST DAILY LIFETIME INCOME v2.1 BENEFIT[5] (assessed against greater of Account Value and Protected Withdrawal Value)	2.00%
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1    The Administrative Expense is referred to as "Annual Maintenance Fee" elsewhere in this Prospectus. Assessed annually on the Annuity’s anniversary date or upon surrender. Only applicable if the sum of the Purchase Payments at the time the fee is due is less than $50,000. Fee may differ in certain states.
2    The Administrative Expense for the Beneficiary Continuation Option is the lesser of $30 or 2% of Account Value and only applies if the Account Value is less than $25,000 at the time the fee is assessed.
3    Please see the “Fees, Charges and Deductions” section for details and Appendix C for examples of the operation of the Premium Based Charge.
4    The Base Contract Expense is referred to as the "insurance charge" elsewhere in this Prospectus and does not apply if you are a Beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge only applies if your Beneficiary elects the Beneficiary Continuation Option. Beneficiaries are assessed a Settlement Service Charge equal to 1.00% which is an annual charge assessed as on a daily basis against the assets allocated to the Sub-accounts.
5    Effective December 31, 2020, these optional living benefits are no longer offered for new elections or re-elections. This also means that if you currently have one of these benefits and elect to terminate it, you will not be permitted to re-elect it.
The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Annuity. A complete list of Portfolios available under the Annuity, including their annual expenses, may be found at Appendix A of this prospectus.

Annual Portfolio Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	Minimum	Maximum
	0.29%	1.53%
Example
This Example are intended to help you compare the cost of investing in the Annuity with the cost of investing in other variable annuity contracts. These costs include Transaction Expenses, Annual Annuity Expenses, and Annual Portfolio Expenses.
The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge, which includes the Spousal Highest Daily Lifetime Income v2.1. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	Assuming Maximum Fees and Expenses of any of the Portfolios Available				Assuming minimum fees and expenses of any of the portfolios available with the benefit
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
If you surrender your annuity at the end of the applicable time period:	$10,167	$19,791	$29,817	$54,247	$8,918	$16,102	$23,779	$42,823
If you annuitize your annuity at the end of the applicable time period: [1]	$5,167	$15,791	$26,817	$54,247	$3,918	$12,102	$20,779	$42,823
If you do not surrender your annuity:	$5,167	$15,791	$26,817	$54,247	$3,918	$12,102	$20,779	$42,823
1 Your ability to annuitize in the first 3 Annuity Years may be limited. For more information, please refer to the "Annuity Options" section of this prospectus.
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PRINCIPAL RISKS OF INVESTING IN THE ANNUITY
The risks identified below are the principal risks of investing in the Annuity. The Annuity may be subject to additional risks other than those identified and described in this prospectus.
Risks Associated with Variable Investment Options. You take all the investment risk for amounts allocated to one or more of the Sub-accounts, which invest in Portfolios. If the Sub-accounts you select increase in value, then your Account Value goes up; if they decrease in value, your Account Value goes down. How much your Account Value goes up or down depends on the performance of the Portfolios in which your Sub-accounts invest. We do not guarantee the investment results of any Portfolio. An investment in the Annuity is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the Portfolios before making an investment decision.
Insurance Company Risk. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that Pruco Life of New Jersey owes under the Annuity. You should look to the financial strength of Pruco Life of New Jersey for its claims-paying ability. Pruco Life of New Jersey is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Pruco Life of New Jersey and our ability to conduct business and process transactions. Although Pruco Life of New Jersey has business continuity plans, it is possible that the plans may not operate as intended or required and that Pruco Life of New Jersey may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Possible Adverse Tax Consequences. The tax considerations associated with the Annuity vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Before making a Purchase Payment or taking other action related to your Annuity, you should consult with a qualified tax adviser for complete information and advice. For example, distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. In addition, if you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain.
Possible Fees on Access to Account Value. We may apply fees if you access your Account Value during the Accumulation Period or surrender your Annuity. For example, in addition to possible tax consequences discussed above, you may incur fees for accessing your Account Value such as a Contingent Deferred Sales Charge, Annual Maintenance Fee, Tax Charge, and/or a charge for any optional benefit.
Not a Short-Term Investment. The Annuity is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Consequently, you should not use the Annuity as a short-term investment or savings vehicle. Because of the long-term nature of the Annuity, you should consider whether investing Purchase Payments in the Annuity is consistent with the purpose for which the investment is being considered.
Effect of Withdrawals on Optional Benefits. If you have elected certain Optional Benefits, a withdrawal may reduce the amount of your Benefit on more than a dollar for dollar basis.
Death Benefit Risk. While each Annuity provides a Death Benefit, the amount of that benefit is subject to investment gains and losses and is reduced for any withdrawals you take.
Risk of Loss. All investments have risks to some degree and it is possible that you could lose money by investing in the Annuity. An investment in the Annuity is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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INVESTMENT OPTIONS
WHAT ARE THE VARIABLE INVESTMENT OPTIONS?
Each variable Investment Option is a Sub-account that invests exclusively in a single Portfolio. Please refer to Appendix A for certain information regarding each Portfolio, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.), (iii) its investment adviser and any sub-adviser, (iv) current expenses, and (v) performance. There is no guarantee that any underlying Portfolio will meet its investment objective. Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. The prospectuses for the Portfolios can be found online at https://www.prudential.com/personal/annuities/annuity-prospectuses. You can also request this information at no cost by calling 1-888-PRU-2888.
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FEES, CHARGES AND DEDUCTIONS
The charges under the Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise we will incur a loss. For example, Pruco Life of New Jersey may make a profit on the insurance charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under the Annuity are less than the amount we deduct for the insurance charge. To the extent we make a profit on the insurance charge, such profit may be used for any other corporate purpose.
The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.
With regard to charges that are assessed as a percentage of the value of the Sub-accounts, please note that such charges are assessed through a reduction to the Unit Value of your investment in each Sub-account, and in that way reduce your Account Value. A “Unit” refers to a share of participation in a Sub-account used to calculate your Account Value prior to the Annuity Date.
Contingent Deferred Sales Charge (“CDSC”): A CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials, and other promotional expenses. We may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC for each Purchase Payment is calculated as a percentage of the Purchase Payment being withdrawn. The charge decreases as the Purchase Payment ages. The aging of a Purchase Payment is measured from the date it is allocated to your Annuity. If you make a partial withdrawal of a Purchase Payment on the day before an anniversary of the date that Purchase Payment was allocated to the Annuity, we will use the CDSC percentage that would apply if the withdrawal was made on the following day. The charge is deducted from the Investment Options in the same proportion as the partial withdrawal upon which it is assessed. The imposition of a CDSC on a withdrawal will not result in any additional CDSC being incurred as a result of the amount withdrawn from the Annuity being greater than the amount of the withdrawal request (i.e., no CDSC will be imposed on the withdrawal of a CDSC).
Each Purchase Payment has its own schedule of CDSCs associated with it. The schedule of CDSCs associated with a Purchase Payment is determined when the Purchase Payment is allocated to the Annuity. The schedule of CDSCs applicable to a Purchase Payment is based on the total of all Purchase Payments allocated to the Annuity, including the full amount of the “new” Purchase Payment, when the Purchase Payment is allocated. Purchase Payments are not reduced by partial withdrawals for purposes of determining the applicable schedule of CDSCs. Thus, to determine which CDSC tier a given Purchase Payment being made currently is assigned, we consider only the sum of Purchase Payments and do not reduce that sum by the amount of any withdrawal. The combination of CDSC assessed and Premium Based Charge (see below) deducted with respect to any Purchase Payment will never be greater than 9%, as stipulated by Rule 6c-8 under the Investment Company Act of 1940. Purchase Payments are withdrawn on a “first-in, first-out” basis. All Purchase Payments allocated to the Annuity on the same day will be treated as one Purchase Payment for purposes of determining the applicable schedule of CDSCs. The table of CDSCs is as follows:

Total Purchase Payment Amount	Age of Purchase Payment Being Withdrawn
	Less than 1 Year	1 Year or more but less than 2 Years	2 Years or more but less than 3 Years	3 Years or more but less than 4 Years	4 Years or more but less than 5 Years	5 Years or more but less than 6 Years	6 Years or more but less than 7 Years	7 Years or more
Less than $50,000	5.0%	5.0%	4.0%	4.0%	3.0%	3.0%	2.0%	0%
$50,000 or more but less than $100,000	5.0%	4.0%	4.0%	3.0%	3.0%	2.0%	2.0%	0%
$100,000 or more but less than $250,000	4.0%	3.0%	3.0%	2.0%	2.0%	2.0%	1.0%	0%
$250,000 or more but less than $500,000	3.0%	2.0%	2.0%	2.0%	1.0%	1.0%	1.0%	0%
$500,000 or more but less than $1,000,000	2.0%	2.0%	2.0%	1.0%	1.0%	1.0%	1.0%	0%
$1,000,000 or more	2.0%	2.0%	1.0%	1.0%	1.0%	1.0%	1.0%	0%
With respect to a partial withdrawal, we calculate the CDSC by assuming that any available Charge Free Withdrawal Amount is taken out first (see “Charge Free Withdrawal Amounts” later in this prospectus). If the Charge Free Withdrawal Amount is not sufficient, we then assume that any remaining amount of a partial withdrawal is taken from Purchase Payments on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity (including gains), as described in the examples below.
EXAMPLES
These examples are designed to show you how the CDSC is calculated. They do not take into account any other fees and charges. The examples illustrate how the CDSC would apply to reduce your Account Value based on the timing and amount of your withdrawals. They also illustrate how a certain amount of your withdrawal, the “Charge Free Withdrawal" amount, is not subject to the CDSC. The Charge Free Withdrawal amount is equal to 10% of all Purchase Payments currently subject to a CDSC in each year and is described in more detail in “Access to Account Value,” later in this Prospectus.
Assume you purchase your Annuity with a $75,000 initial Purchase Payment and you make no additional Purchase Payments for the life of your Annuity.
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Example 1
Assume the following:
•two years after the purchase, your Account Value is $85,000 (your Purchase Payment of $75,000 plus $10,000 of investment gain);
•the Charge Free Withdrawal amount is $7,500 ($75,000 x 0.10);
•the applicable CDSC is 4%.
If you request a withdrawal of $50,000, $7,500 is not subject to the CDSC because it is the Charge Free Withdrawal amount. The remaining amount of your withdrawal is subject to the 4% CDSC.
Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your Annual Income Amount through our systematic withdrawal program, you will only be permitted to take that withdrawal on a gross basis. In a gross withdrawal scenario, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable CDSC as well as any applicable tax withholding. In a net withdrawal scenario, you request a withdrawal for the exact dollar amount you want to receive after the deduction for any applicable CDSC as well as any applicable tax withholding. This means that an amount greater than the amount of your requested net withdrawal will be deducted from your Account Value if there is any CDSC and/or tax withholding. To make sure that you receive the net withdrawal amount, we first calculate the corresponding gross withdrawal amount, including the applicable CDSC and/or tax withholding. We then reduce the gross withdrawal by the Charge Free Withdrawal amount before applying the applicable CDSC and/or tax withholding to the remaining amount. As a result, in this example, the total withdrawal amount will be greater for a net withdrawal as compared to a gross withdrawal for the same dollar amount requested.
•If you request a gross withdrawal of $50,000, and without any consideration to tax withholding, the amount of the CDSC will reduce the amount of the withdrawal you receive. In this example, the CDSC would equal $1,700 (($50,000 – the Charge Free Withdrawal amount of $7,500 = $42,500) x 0.04 = $1,700). You would receive $48,300 ($50,000 – $1,700). To determine your remaining Account Value after your withdrawal, we reduce your initial Account Value by the amount of your requested withdrawal. In this case, your Account Value would be $35,000 ($85,000 – $50,000).
•If you request a net withdrawal of $50,000, and without any consideration to tax withholding, we first determine the gross withdrawal amount that will need to be withdrawn in order to provide the requested payment amount. We do this by first subtracting the Charge Free Withdrawal amount from the net withdrawal amount and dividing the resulting amount by the result of 1 minus the surrender charge. Here is the calculation: $42,500/(1 – 0.04) = $44,270.83. This is the total amount to which the CDSC will apply. The amount of the CDSC is $1,770.83 ($44,270.83 x 0.04). Therefore, in order for you to receive the full $50,000 amount as a net withdrawal, we will deduct a gross withdrawal amount of $51,770.83 from your Account Value, resulting in a remaining Account Value of $33,229.17.
Example 2
Assume the following:
•two years after the gross withdrawal described above, the Account Value is $48,500 ($35,000 of remaining Account Value plus $13,500 of investment gain);
•the Charge Free Withdrawal amount is still $7,500 because no additional Purchase Payments have been made and the Purchase Payment is still subject to a CDSC; and
•the applicable CDSC in Annuity Year 4 is now 3%.
If you now take a second gross withdrawal of $10,000, $7,500 is not subject to the CDSC because it is the Charge Free Withdrawal amount. The remaining $2,500 is subject to the 3% CDSC or $75 and you will receive $9,925.
See “Charge Free Withdrawal Amounts” later in this prospectus for a discussion as to how this might affect an optional living benefit you may have. Please be aware that under the Highest Daily Lifetime Income v2.1 suite of benefits: (a) for a gross withdrawal, if the amount requested exceeds the Annual Income Amount, the excess portion will be treated as Excess Income and (b) for a net withdrawal, if the amount you receive plus the amount of the CDSC deducted from your Account Value exceeds the Annual Income Amount, the excess portion will be treated as Excess Income (which has negative consequences under those benefits).
Upon surrender, we calculate a CDSC based on any Purchase Payments that remain in your Account Value on the date of the surrender (and after all other withdrawals have been taken). If you have made prior partial withdrawals or if your Account Value has declined in value due to negative Sub-account performance, the Purchase Payments used in this calculation may be greater than your remaining Account Value. Consequently, a higher CDSC may result than if we had calculated the CDSC as a percentage of remaining Account Value.
We may waive any applicable CDSC under certain circumstances described below in “Exceptions/Reductions to Fees and Charges.”
Premium Based Charge. The Premium Based Charge reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials, and other promotional expenses. The Premium Based Charge applicable to the Annuity is the sum of such
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charges applicable to each Purchase Payment. The Premium Based Charge is calculated on each Quarterly Annuity Anniversary for those Purchase Payments subject to the charge as of the prior Valuation Day. Each Purchase Payment is subject to a Premium Based Charge on each of the 28 Quarterly Annuity Anniversaries (i.e., for seven years) that occurs after the Purchase Payment is allocated to the Annuity. Once that time period has expired, the Purchase Payment is no longer subject to the Premium Based Charge. For purposes of calculating the Premium Based Charge: (a) a Purchase Payment is the amount of the Purchase Payment before we deduct any applicable fees, charges or taxes; and (b) Purchase Payments are not reduced by partial withdrawals taken from the Annuity.
The Premium Based Charge for each Purchase Payment is determined when it is allocated to the Annuity (except for those Purchase Payments that are allocated to the Annuity prior to the first Quarterly Annuity Anniversary) based on the total of all Purchase Payments received to date. With respect to those Purchase Payments allocated to the Annuity prior to the first Quarterly Annuity Anniversary, the associated Premium Based Charge percentage for each of those Purchase Payments is determined using the total of all Purchase Payments allocated to the Annuity prior to the first Quarterly Annuity Anniversary (that is, we total all the Purchase Payments received before the first Quarterly Annuity Anniversary to determine the Premium Based Charge that applies to each). For each Purchase Payment allocated to the Annuity on or after the first Quarterly Annuity Anniversary, the associated Premium Based Charge percentage during the seven year charge period is determined using the total of all Purchase Payments allocated to the Annuity through the date of the “new” Purchase Payment, including the full amount of that “new” Purchase Payment. That is, to determine which Premium Based Charge tier a given Purchase Payment being made currently (i.e., a “new” Purchase Payment) is assigned, we add that Purchase Payment amount to the sum of all prior Purchase Payments. A Purchase Payment received on a Quarterly Annuity Anniversary will be subject to its first Premium Based Charge on the next Quarterly Annuity Anniversary.
Each tier of Premium Based Charge is separated by a “breakpoint” dollar amount, as shown in the table below. If a portion of a Purchase Payment results in total Purchase Payments crossing a new Purchase Payment breakpoint (as set forth in the table below), then the entire “new” Purchase Payment will be subject to the Premium Based Charge applicable to that tier. Purchase Payments received on or after the first Quarterly Annuity Anniversary that result in breakpoints being reached will result in lower charge percentages for only such Purchase Payments and those that follow. Once a Premium Based Charge percentage is established for any Purchase Payment, such percentage is fixed and will not be reduced even if additional Purchase Payments are made or partial withdrawals are taken. Please see Appendix C for examples of the operation of the Premium Based Charge. The Premium Based Charge is deducted on a proportional basis from the Sub-accounts in which you maintain Account Value on the date the Premium Based Charge is due. If a Quarterly Annuity Anniversary falls on a day other than a Valuation Day, we will deduct the Premium Based Charge on the next following Valuation Day. If both a Premium Based Charge and a fee for an optional benefit are to be deducted on the same day, then the Premium Based Charge will be deducted first.
A Premium Based Charge is not deducted: (a) when there are no Purchase Payments subject to the Premium Based Charge; (b) on or after the Annuity Date; (c) if a Death Benefit has been determined under the Annuity (unless Spousal Continuation occurs); or (d) in the event of a full surrender of the Annuity (unless the full surrender occurs on a Quarterly Annuity Anniversary, in which case we will deduct the charge prior to terminating the Annuity).
We will only deduct that portion of the Premium Based Charge that does not reduce the Account Value below the lesser of $500 or 5% of the sum of the Purchase Payments allocated to the Annuity (which we refer to here as the “floor”). However, if a Premium Based Charge is deducted on the same day that a withdrawal is taken, it is possible that the deduction of the charge will cause the Account Value to fall below the immediately-referenced Account Value “floor.” The Premium Based Charge is not considered a withdrawal for any purpose, including determination of charge free withdrawals, CDSC, or calculation of values associated with the optional living benefits.
The table of Premium Based Charges1,2 is as follows:

Total Purchase Payment Amount	Premium Based Charge Percentage (deducted quarterly)	Annual Equivalent of Premium Based Charge Percentage
Less than $50,000	0.1750%	0.70%
$50,000 or more, but less than $100,000	0.1500%	0.60%
$100,000 or more, but less than $250,000	0.1250%	0.50%
$250,000 or more, but less than $500,000	0.0875%	0.35%
$500,000 or more, but less than $1,000,000	0.0625%	0.25%
$1,000,000 or more	0.0375%	0.15%
1.The Premium Based Charge applicable to a Purchase Payment is determined by multiplying (1) the amount of that Purchase Payment by (2) its associated Premium Based Charge percentage, as shown in the table above. Each Purchase Payment is subject to a Premium Based Charge for a 7 year period following the date the Purchase Payment is allocated to the Annuity. The Premium Based Charge for each Purchase Payment is determined when it is allocated to the Annuity (except for those Purchase Payments that are allocated to the Annuity prior to the first Quarterly Annuity Anniversary) based on the total of all Purchase Payments received to date. For Purchase Payments allocated to the Annuity before the first Quarterly Annuity Anniversary, the Premium Based Charge for each Purchase Payment is based on the total of all such Purchase Payments received up to and including the Valuation Day before the first Quarterly Annuity Anniversary. Please see Appendix C for examples of the operation of the Premium Based Charge. “Quarterly Annuity Anniversary” refers to each successive three-month anniversary of the Issue Date of the Annuity.
2.The different tiers of Premium Based Charges separated by “breakpoints”, are shown in the table above. If a portion of a Purchase Payment results in total Purchase Payments crossing into a new Purchase Payment tier (as set forth in the table above), then the entire Purchase Payment will be subject to the Premium Based Charge applicable to that tier. With respect to those Purchase Payments allocated to the Annuity prior to the first Quarterly Annuity Anniversary, the Premium Based Charge percentage applicable to each of those Purchase Payments is based on the total of all such Purchase Payments (that is, we total all the Purchase Payments received before the first Quarterly Annuity Anniversary to determine the Premium Based Charge that applies to each). Purchase Payments received on or after the first Quarterly Annuity Anniversary that result in breakpoints being reached will result in lower charge percentages for only such Purchase Payments and those that follow. Once a Premium Based Charge percentage is
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established for any Purchase Payment, such percentage is fixed and will not be reduced even if additional Purchase Payments are made or partial withdrawals are taken. Please see Appendix C for examples of the operation of the Premium Based Charge.
Transfer Fee: Currently, you may make 20 free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the 20th in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging or Automatic Rebalancing Program when we count the 20 free transfers. All transfers made on the same day will be treated as one transfer. Transfers made pursuant to a formula used with an optional benefit are not subject to the transfer fee and are not counted toward the 20 free transfers. Transfers made through any electronic method or program we specify are not counted toward the 20 free transfers. The transfer fee is deducted on a proportional basis from all Sub-accounts in which you maintain Account Value immediately subsequent to the transfer.
Annual Maintenance Fee: Prior to Annuitization, we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is equal to $50 or 2% of your Account Value, whichever is less. This fee compensates us for administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Maintenance Fee. The fee is taken out from the Sub-accounts on a proportional basis. The Annual Maintenance Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $50,000. For purposes of determining the sum of the Purchase Payments at the time the fee is deducted, we do not reduce Purchase Payments by the amount of withdrawals. We do not impose the Annual Maintenance Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. For Beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value and is only assessed if the Account Value is less than $25,000 at the time the fee is due.
Tax Charge: The Tax Charge is designed to approximate the taxes that we are required to pay and is generally assessed as a percentage of Purchase Payments, Surrender Value, or Account Value as applicable. The Tax Charge currently ranges up to 3.5%.
Currently, New York does not impose any premium tax. Other states and municipalities may impose a premium tax or similar tax on annuities that we are required to pay. We reserve the right to deduct a Tax Charge from Purchase Payments when received, from Surrender Value upon surrender, or from Account Value upon Annuitization if the State of New York imposes this type of tax in the future or if this type of tax is imposed by another jurisdiction. We may assess a charge against the Sub-accounts and the Fixed Rate Options equal to any taxes which may be imposed upon the separate accounts.
Company Taxes: We pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Annuity, including any tax imposed with respect to the operation of the Separate Account or General Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the Tax Charge you pay under the Annuity. We reserve the right to change these tax practices.
Insurance Charge: We deduct an insurance charge daily based on the annualized rate shown in the “Fee table" in this prospectus. The charge, which is equal to 0.85% annually, is assessed against the assets allocated to the Sub-accounts. The insurance charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The insurance charge is intended to compensate Pruco Life of New Jersey for providing the insurance benefits under the Annuity, including the Annuity’s Death Benefit (as described in “Death Benefits” later in this prospectus) that, subject to the Annuity’s terms and conditions, provides guaranteed benefits to your Beneficiaries even if your Account Value declines, and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge further compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs.
Benefits Available Under the Annuity: For information about the benefits available under the Annuity and their corresponding charges, please refer to page 27 of this prospectus.
Settlement Service Charge: If your Beneficiary takes the death benefit under a Beneficiary Continuation Option, the insurance charge no longer applies. However, we then begin to deduct a Settlement Service Charge which compensates us for the cost of providing administrative services in connection with the Beneficiary Continuation Option. This charge is assessed daily against the assets allocated to the Sub-accounts and is equal to an annualized charge of 1.00%.
Fees and Expenses Incurred by the Portfolios: Each Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees and short sale expenses that may apply. These fees and expenses are assessed against each Portfolio’s net assets, and reflected daily by each Portfolio before it provides Pruco Life of New Jersey with the net asset
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value as of the close of business each Valuation Day. More detailed information about fees and charges can be found in Appendix A to this prospectus and the prospectuses for the Portfolios located at https://www.prudential.com/personal/annuities/annuity-prospectuses.
ANNUITY PAYMENT OPTION CHARGES
There is no specific charge deducted from annuity payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total insurance charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.
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PURCHASING YOUR ANNUITY
The Annuity referenced in this prospectus and any applicable riders are no longer available for new sales or re-elections..
REQUIREMENTS FOR PURCHASING THE ANNUITY
We may apply certain limits, restrictions, and/or underwriting standards as a condition of our issuance of the annuity and/or acceptance of Purchase Payments. All such conditions are described below.
Initial Purchase Payment: We no longer allow new purchases of these Annuities or any applicable riders. An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. This is the payment that issues your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered additional Purchase Payments. Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment of $10,000. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.
We must approve any initial and additional Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to the aggregate of all annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of Owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1 million threshold. We may limit additional Purchase Payments under other circumstances, as explained in “Additional Purchase Payments,” below.
Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total surrenders, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.
Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life of New Jersey. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life of New Jersey by wiring funds through your financial professional’s broker-dealer firm.
Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.
Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options. Investment restrictions will apply if you elect an optional benefit.
Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments.  Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant.  These rules are subject to state law.  You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant.  You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant.  We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either Joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code.  If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable.  The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below.  Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value may be reduced by the total insurance charge and may be subject to Sub-account fluctuations If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary(ies).
Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the annuity we must receive the application, in Good Order, before the oldest of the Owner(s) and Annuitant(s) turns 81 years old. The availability of certain optional living benefits may vary based on the age of the Owners and Annuitant. In addition, the selling firm through which you are purchasing the Annuity may impose a younger maximum issue age than what is described above – check with your selling firm for details. The “Annuitant” refers to the natural person upon whose life annuity payments payable to the Owner are based.
Additional Purchase Payments: Effective December 31, 2020, additional Purchase Payments are not permitted after the first anniversary of the election of any optional benefit. This means that you will no longer be able to increase the values associated with your benefit through
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additional Purchase Payments. In addition, the limitation on additional Purchase Payments will limit your ability to make scheduled payments directly from your bank account.
Subject to the limitation with the election of optional benefits discussed above and to the limitations below, and if allowed by applicable state law, you may make additional Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer (“EFT”) purchases) and the Account Value has not been reduced to zero. We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments.
Each additional Purchase Payment will be allocated to the Investment Options according to the instructions you provide with such Purchase Payment. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular Purchase Payment, we will allocate the Purchase Payment on a proportional basis to the Sub-accounts in which your Account Value is then allocated, excluding Sub-accounts to which you may not choose to allocate Account Value, such as the AST Investment Grade Bond Sub-account. We will accept additional Purchase Payments up to and including the day prior to the later of (a) the oldest Owner’s 81st birthday (the Annuitant’s 81st birthday, if the Annuity is owned by an entity), or (b) the first anniversary of the Issue Date, unless otherwise required by applicable law or regulation to maintain the tax status of the Annuity.
Notwithstanding the limit discussed above, we may further limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
•if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s));
•if we are not then offering this benefit for new issues; or
•if we are offering a modified version of this benefit for new issues.
If we further exercise our right to suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund the Highest Daily Lifetime Income v2.1 benefit that you selected to the level you originally intended. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities.
When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future. Please see the “Living Benefits” section later in this prospectus for further information on additional Purchase Payments.
Depending on the tax status of your Annuity (e.g, if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see “Tax Considerations” for additional information on these contribution limits.
Additional Purchase Payments may also be limited if the total Purchase Payments under this Annuity and other annuities equals or exceeds $1,000,000.00, as described in more detail in “Initial Purchase Payment,” above.
DESIGNATION OF OWNER, ANNUITANT AND BENEFICIARY: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.
•Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if both Owners instruct us in a written form that we find acceptable, to allow one Owner to act independently on behalf of both Owners we will permit one Owner to do so. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term “Owner.” Prior to Annuitization, there is no right of survivorship (other than any spousal continuation right that may be available to a surviving spouse).
•Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the Accumulation Period. In limited circumstances and where allowed by law, we may allow you to name one or more “Contingent Annuitants” with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Tax Considerations section of the prospectus.
•Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary’s relationship to you. If you use a class designation in lieu of designating individuals (e.g. “surviving children”), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both Owners
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would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract, , unless you elect an alternative Beneficiary designation.
Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.
SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT
You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit additional Purchase Payments.
SALARY REDUCTION PROGRAMS
These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program.
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MANAGING YOUR ANNUITY
CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS
In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order, which will take effect on the date you sign the notice of change, subject to our receipt of the notice at our Service Center. As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Center.
Some of the changes we will not accept include, but are not limited to:
•a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner’s death;
•a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;
•a new Annuitant prior to the Annuity Date if the Owner is an entity;
•a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;
•any permissible designation change if the change request is received at our Service Center after the Annuity Date;
•A new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and
•a new Annuitant for an Annuity issued to a grantor trust where the new Annuitant is not the oldest grantor of the trust.
In general, you may change the Owner, Annuitant and Beneficiary designations as indicated above, and also may assign the Annuity. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the designated Annuitant, and to the extent allowed by state law. We accept assignments of nonqualified Annuities only. We are not obligated to process your request within any particular time frame. There are restrictions on designated changes when you have elected certain optional benefits.
Death Benefit Suspension Upon Change of Owner or Annuitant. If there is a change of Owner or Annuitant, the change may affect the amount of the Death Benefit. See “Death Benefits” later in this prospectus for additional details.
Spousal Designations
If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both Owners would need to be listed as the primary beneficiaries for the surviving spouse to maintain the contract unless you designate a different Beneficiary. Note that any division of your Annuity due to divorce will be treated as a withdrawal and CDSC may apply. If CDSC is applicable, it cannot be divided between the Owner and the Non-Owner ex-spouses. The Non-Owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract Owners. Please consult with your tax adviser regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.
The federal and state tax law provisions applicable to an opposite sex spouse will also apply available to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.
Contingent Annuitant
Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”).
Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. See “Spousal Continuation of Annuity” in “Death Benefits” for more information about how the Annuity can be continued by a Custodial Account, including the amount of the Death Benefit.
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MANAGING YOUR ACCOUNT VALUE
There are several programs we administer to help you manage your Account Value, we describe our current programs in this section.
DOLLAR COST AVERAGING PROGRAMS
We offer Dollar Cost Averaging Programs during the Accumulation Period. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Sub-account to one or more other Sub-accounts. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from your Sub-accounts (if you make no selection, we will effect transfers on a monthly basis).
There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining Sub-account.
AUTOMATIC REBALANCING PROGRAMS
During the Accumulation Period, we offer Automatic Rebalancing among the Sub-accounts you choose. The “Accumulation Period” refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you choose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Sub-accounts to the “underweighted” Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the Automatic Rebalancing program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.
If you are participating in an optional living benefit (such as Highest Daily Lifetime Income v2.1) that makes transfers under a predetermined mathematical formula, and you have elected Automatic Rebalancing, you should be aware that: (a) the AST Investment Grade Bond Sub-account used as part of the predetermined mathematical formula will not be included as part of Automatic Rebalancing and (b) the operation of the formula may result in the rebalancing not conforming to the percentage allocations that you specified originally as part of your Automatic Rebalancing program.
FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS
Unless you direct us otherwise, your financial professional may forward instructions regarding the allocation of your Account Value and request financial transactions involving Investment Options. If your financial professional has this authority, we deem that all such transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your financial professional until we receive notification of the revocation of such person’s authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such financial professional. We will notify you and your financial professional if we implement any such restrictions or prohibitions.
PLEASE NOTE: Contracts managed by your financial professional also are subject to the restrictions on transfers between Investment Options that are discussed in the section below titled “Restrictions on Transfers Between Investment Options.” We may also require that your financial professional transmit all financial transactions using the electronic trading functionality available through our website (www.prudential.com). Limitations that we may impose on your financial professional under the terms of an administrative agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on his or her own behalf, except as otherwise described in this prospectus.
RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS
During the Accumulation Period you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Sub-account you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.
Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as a dollar cost averaging program, an automatic rebalancing program, or pursuant to a mathematical formula as part of an optional benefit (e.g., Highest Daily Lifetime Income v2.1). The transfer restrictions discussed in this section apply only to transfers that you initiate, not any transfers under a program or the mathematical formula.
Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission or other electronic transmission as a “writing”, and (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that involves one of our systematic programs, such as automated withdrawals.
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Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by its Portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
•With respect to each Sub-account (other than the AST Government Money Market Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the “Restricted Sub-account”). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as automatic rebalancing or under a predetermined mathematical formula used with an optional living benefit; and (ii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
•We reserve the right to affect transfers on a delayed basis in accordance with our rules regarding frequent transfers. That is, we may price a transfer involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.
If we deny one or more transfer requests under the foregoing rules, we will inform you or your financial professional promptly of the circumstances concerning the denial.
There are Owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there are Owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life of New Jersey as well as other insurance companies that have the same underlying mutual fund Portfolios available to them. Since some contract Owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying Portfolio (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract Owners. Similarly, while contracts managed by a financial professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the financial professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying Portfolio’s assets which may affect all contract Owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a financial professional) and will not waive a transfer restriction for any Owner.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual Owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Annuity Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.
A Portfolio also may assess a short-term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.
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ACCESS TO ACCOUNT VALUE
TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
During the Accumulation Period you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, the Premium Based Charge if the surrender occurs on the Quarterly Anniversary that the charge is due, any Tax Charge that applies and the charge for any optional benefits. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called “charge free withdrawals.” Unless you notify us differently as permitted, partial withdrawals are taken on a proportional basis (i.e. “on a proportional basis” meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.
If you have an optional living benefit and you take a withdrawal deemed to be Excess Income that brings your Account Value to zero, both the benefit and the Annuity itself will terminate. See “Living Benefits” later in this prospectus for more information.
TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NONQUALIFIED ANNUITIES
Prior to Annuitization
For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any “gain” in your Annuity and second as a return of your “cost basis”, if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% tax in addition to ordinary income taxes on any gain. You may wish to consult a professional tax adviser for advice before requesting a distribution.
During the Annuitization Period
During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.
There may also be tax implications on distributions from qualified Annuities. See “Tax Considerations” for information about qualified Annuities and for additional information about nonqualified Annuities.
CHARGE FREE WITHDRAWAL AMOUNTS
You can make a full or partial withdrawal from the Annuity during the Accumulation Period, although a CDSC, and tax consequences may apply. The Annuity offers a “charge free withdrawal” amount that applies only to partial withdrawals. The Charge Free Withdrawal Amount is the amount that can be withdrawn from your Annuity each Annuity Year without the application of any CDSC. The Charge Free Withdrawal Amount during each Annuity Year is equal to 10% of all Purchase Payments that are currently subject to a CDSC. Withdrawals made within an Annuity Year reduce the Charge Free Withdrawal Amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Charge Free Withdrawal Amount to the next Annuity Year.
•The Charge Free Withdrawal Amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a charge free withdrawal do not reduce the amount of CDSC that may apply upon a subsequent partial withdrawal or surrender of your Annuity.
•You can also make partial withdrawals in excess of the Charge Free Withdrawal Amount. The minimum partial withdrawal you may request is $100.
Example. This example assumes that no withdrawals have previously been taken.
On January 3rd, to purchase your Annuity, you make an initial Purchase Payment of $20,000.
On January 3rd of the following calendar year, you make a subsequent Purchase Payment to your Annuity of $10,000.
•Because in Annuity Year 1 your initial Purchase Payment of $20,000 is still within the CDSC schedule (see “Annuity Owner Transaction Expenses”), your Charge Free Withdrawal Amount in Annuity Year 1 equals $20,000 × 0.10, or $2,000.
•Because in Annuity Year 2 both your initial Purchase Payment of $20,000 and your subsequent Purchase Payment of $10,000 are still within the CDSC schedule (see “Annuity Owner Transaction Expenses”), your Charge Free Withdrawal Amount in Annuity Year 2 equals $20,000 × 0.10, plus $10,000 × 0.10, or $2,000 + $1,000 for a total of $3,000.
To determine if a CDSC applies to partial withdrawals, we first determine if you have previously withdrawn all Purchase Payments. If so, no CDSC applies. If you have not previously withdrawn all Purchase Payments, we:
1.First determine what, if any, amounts qualify as a charge free withdrawal. These amounts are not subject to the CDSC.
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2.Next determine what, if any, remaining amounts are in excess of the Charge Free Withdrawal Amount. These amounts will be treated as withdrawals of Purchase Payments, as described in “Fees, Charges and Deductions – Contingent Deferred Sales Charge (“CDSC”)” earlier in this prospectus. These amounts may be subject to the CDSC. Purchase Payments are withdrawn on a first-in, first-out basis.
3.Withdraw any remaining amounts from any other Account Value (including gains). These amounts are not subject to the CDSC.
Your withdrawal will include the amount of any applicable CDSC. Generally, you can request a partial withdrawal as either a “gross” or “net” withdrawal. In a “gross” withdrawal, you request a specific withdrawal amount, with the understanding that the amount you actually receive is reduced by any applicable CDSC as well as any applicable tax withholding. In a “net” withdrawal, you request a withdrawal for an exact dollar amount you want to receive after the deduction for any applicable CDSC as well as any applicable tax withholding. This means that an amount greater than the amount of your requested “net” withdrawal will be deducted from your Account Value if there is any CDSC and/or tax withholding. We will deduct the partial withdrawal from your Account Value in accordance with your instructions, although if you are participating in an optional living benefit, your withdrawal must be taken on a proportional basis from each of your Investment Options.
Please be aware that although a given partial withdrawal may qualify as a charge free withdrawal for purposes of not incurring a CDSC, the amount of the withdrawal could exceed the Annual Income Amount under one of the Highest Daily Lifetime Income v2.1 benefits. In that scenario, the partial withdrawal would be deemed “Excess Income” – thereby reducing your Annual Income Amount for future years. For example, if the Annual Income Amount under Highest Daily Lifetime Income v2.1 were $2,000 and a $2,500 withdrawal that qualified as a charge free withdrawal were made, the withdrawal would be deemed Excess Income, in the amount of $500.
SYSTEMATIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD
Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.
You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Code or Required Minimum Distributions.
You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.
Please note that systematic withdrawals may be subject to any applicable CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.
The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.
Systematic Withdrawals based on the charge free amount may be available, but only if the contract is still within the surrender charge period. The withdrawals will be calculated based only on the Purchase Payments that are still subject to CDSC.
If you have not elected a living benefit, we will withdraw systematic withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals on a proportional basis based on the Account Value in the Investment Options at the time we pay out your withdrawal. “on a proportional basis” means that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value. For any scheduled systematic withdrawal for which you have elected a specific dollar amount and have specified percentages to be withdrawn from your designated Investment Options, if the amounts in your designated Investment Options cannot satisfy such instructions, we will withdraw systematic withdrawals on a proportional basis (as described above) based on the Account Value across all of your Investment Options.
If you have certain optional living benefits that guarantee Lifetime Withdrawals (e.g., Highest Daily Lifetime Income v2.1 ) and elect, or have elected, to receive Lifetime Withdrawals using our systematic withdrawal program, please be advised of the current administrative rules associated with this program:
•Systematic withdrawals must be taken from your Account Value on a proportional basis from the Investment Options at the time we process each withdrawal.
•If you either have an existing or establish a new systematic withdrawal program for an amount less than, or equal to, your Annual Income Amount and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program.
•If you either have or establish a new systematic withdrawal program for an amount greater than your Annual Income Amount, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your Annual Income Amount available in future Annuity Years. A combination of partial withdrawals and systematic withdrawals for an amount greater than your Annual Income Amount will further negatively impact your future Annual Income Amount.
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•For a discussion of how a withdrawal of Excess Income would impact your optional living benefits, see “Living Benefits” later in this prospectus.
•If you are taking your entire Annual Income Amount through the systematic withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE
If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% additional tax on distributions made prior to age 59½ if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as nonqualified annuities, the Code may provide a similar exemption from additional tax under Section 72(q) of the Code. Systematic withdrawals under Sections 72(t)/72(q) may be subject to a CDSC. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59½ that are not subject to the 10% additional tax.
Please note that if a withdrawal under Sections 72(t) or 72(q) is scheduled to be affected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the withdrawal on the last Valuation Day prior to December 25th of that year.
REQUIRED MINIMUM DISTRIBUTIONS
Required Minimum Distributions are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner’s lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code. We do not assess a CDSC (if applicable) on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken, provided the amount withdrawn is the amount we calculate as the Required Minimum Distribution and is paid out through a program of systematic withdrawals that we make available. However, a CDSC (if applicable) may be assessed on that portion of a systematic withdrawal that is taken to satisfy the Required Minimum Distribution rules in relation to other savings or investment plans under other qualified retirement plans.
The amount of the Required Minimum Distribution may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code. Please see “Living Benefits” for further information relating to Required Minimum Distributions if you own a living benefit.
In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.
Please note that if a Required Minimum Distribution is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the Required Minimum Distribution on the last Valuation Day prior to December 25th of that year.
See “Tax Considerations” for a further discussion of Required Minimum Distributions. For the impact of Required Minimum Distributions on optional benefits and Excess Income, see “Living Benefits – Highest Daily Lifetime Income v2.1 Benefit – Required Minimum Distributions.”
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SURRENDERS
SURRENDER VALUE
During the Accumulation Period, you can surrender your Annuity at any time, and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any applicable CDSC, any applicable benefit charge and any Annual Maintenance Fee.
Please Note: Although the Premium Based Charge is not included in the Surrender Value calculation, if you surrender your Annuity on a Quarterly Annuity Anniversary, any applicable Premium Based Charges will apply.
We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. If you purchase an Annuity without a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with a lifetime guaranteed minimum withdrawal benefit, we will not allow you to take a Non-Lifetime Withdrawal (see “Living Benefits – Non-Lifetime Withdrawal Feature”) that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “Annuity Options” later in this prospectus for information on the impact of the minimum Surrender Value at Annuitization.
MEDICALLY-RELATED SURRENDERS
Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related “Contingency Event” as described below (a “Medically-Related Surrender”). Although a CDSC will not apply to a qualifying Medically-Related Surrender, please be aware that a withdrawal from the Annuity before you have reached age 59 1/2 may be subject to a 10% additional tax and other tax consequences – see “Tax Considerations” later in this prospectus.
If you request a full surrender, the amount payable will be your Account Value as of the date we receive, in Good Order, your request to surrender your Annuity.
This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:
•If the Owner is an entity, the Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the “Contingency Event” described below in order to qualify for a Medically-Related Surrender;
•If the Owner is an entity, the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
•If the Owner is one or more natural persons, all such Owners must also be alive at such time;
•We must receive satisfactory proof of the Owner's (or the Annuitant's if entity-owned) confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us;
•No additional Purchase Payments can be made to the Annuity; and
•Proceeds will only be sent by check or electronic fund transfer directly to the Owner.
We reserve the right to impose a maximum amount of a Medically-Related Surrender (equal to $500,000), but we do not currently impose that maximum. That is, if the amount of a partial medically-related withdrawal request, when added to the aggregate amount of Medically-Related Surrenders you have taken previously under this Annuity and any other annuities we and/or our affiliates have issued to you exceeds that maximum amount, we reserve the right to treat the amount exceeding that maximum as not an eligible Medically-Related Surrender. A “Contingency Event” occurs if the Owner (or Annuitant if entity-owned) is:
•first confined in a “Medical Care Facility” after the Issue Date and while the Annuity is in force, remains confined for at least 90 consecutive days, and remains confined on the date we receive the Medically-Related Surrender request at our Service Center; or
•first diagnosed as having a “Fatal Illness” after the Issue Date and while the Annuity is in force. We may require a second or third opinion by a licensed physician chosen by us regarding a diagnosis of Fatal Illness. We will pay for any such second or third opinion.
“Fatal Illness” means a condition (a) diagnosed by a licensed physician; and (b) that is expected to result in death within 24 months after the diagnosis in 80% of the cases diagnosed with the condition. “Medical Care Facility” means a facility operated and licensed pursuant to the laws of any United States jurisdiction providing medically necessary in-patient care, which is (a) prescribed by a licensed physician in writing; (b) recognized as a general hospital or long-term care facility by the proper authority of the United States jurisdiction in which it is located; (c) recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals; and (d) certified as a hospital or long-term care facility; OR (e) a nursing home licensed by the United States jurisdiction in which it is located and offers the services of a Registered Nurse (RN) or Licensed Practical Nurse (LPN) 24 hours a day that maintains control of all prescribed medications dispensed and daily medical records.
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ANNUITY OPTIONS
Annuitization involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit). We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. Please refer to the “Living Benefits” section in this prospectus for a description of annuity options that are available when you elect one of the living benefits. You must annuitize your entire Account Value; partial Annuitizations are not allowed.
You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. If a CDSC is still remaining on your Annuity, any period certain must be at least 10 years (or the maximum period certain available, if life expectancy is less than 10 years). You may change your choices before the Annuity Date.
If needed, we will require proof in Good Order of the Annuitant’s age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.
If the initial annuity payment would be less than $20, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date.
Once annuity payments begin, you no longer receive benefits under any optional living benefit (unless you have annuitized under that benefit) or the Death Benefits described below.
Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.
Please note that you may not annuitize within the first Annuity Year,
Option 1
Annuity Payments for a Period Certain: Under this option, we will make equal payments for the period chosen (the “period certain”), up to 25 years (but not to exceed the life expectancy of the Annuitant at the time the Annuity Option becomes effective, as computed under applicable IRS tables). The annuity payments may be made monthly, quarterly, semiannually, or annually, as you choose, for the fixed period. If the Owner dies before the end of period certain, payments will continue to any surviving Owner, or if there is no surviving Owner, the named Beneficiary or your estate if no Beneficiary is named for the remainder of the period certain.
Option 2
Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semiannually, or annually for the period certain, subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you. We will use a period certain of 10 years, or a shorter duration if the Annuitant’s life expectancy at the time the Annuity Option becomes effective, as computed under applicable Internal Revenue Services ("IRS") tables, is less than 10 years. If in this instance the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.
Other Annuity Options We May Make Available
At the Annuity Date, we may make available other annuity options not described above. The additional options we currently offer are:
•Life Annuity Option. We currently make available an annuity option that makes payments for the life of the Annuitant. Under that option, income is payable monthly, quarterly, semiannually, or annually, as you choose, until the death of the Annuitant. No additional annuity payments are made after the death of the Annuitant. No minimum number of payments is guaranteed. It is possible that only one payment will be payable if the death of the Annuitant occurs before the date the second payment was due, and no other payments nor death benefits would be payable.
•Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semiannually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second Annuitant. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.
•Joint Life Annuity Option With a Period Certain. Under this option, income is payable monthly, quarterly, semiannually, or annually for the number of years selected (the “period certain”), subject to our current rules, and thereafter during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second Annuitant. If the Annuitants’ joint life expectancy is less than the period certain, we will institute a shorter period certain, determined according to applicable IRS tables. Should the two Annuitants die before the end of the period
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certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or to your estate if no Beneficiary is named, until the end of the period certain.
For qualified annuities, the period certain option may be limited to 10 years or less depending on the circumstances.
We reserve the right to cease offering any of these Other Annuity Options. If we do so, we will amend this prospectus to reflect the change. We reserve the right to make available other annuity or settlement options.
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BENEFITS AVAILABLE UNDER THE ANNUITY
The following table summarizes information about the benefits available under the Annuity.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Restrictions/Limitations
Highest Daily Lifetime Income v2.1*	Provides a guaranteed lifetime income stream through withdrawals during the life of the Annuitant.	Optional	2.00% (assessed against the greater of Account Value and PWV)	You may not select certain Portfolios. Please refer to Appendix A for variable Sub-account availability.
Spousal Highest Daily Lifetime Income v2.1*	Provides a guaranteed lifetime income stream through withdrawals during the lives of the Annuitant and his or her spouse.	Optional	2.00% (assessed against the greater of Account Value and PWV)	You may not select certain Portfolios. Please refer to Appendix A for variable Sub-account availability.
Minimum Death Benefit	Provides protection for your Beneficiary(ies) by ensuring that they do not receive less than your Account Value.	Standard	0%	None.
Dollar Cost Averaging	Allows you to systematically transfer a percentage amount out of any variable Investment Option and into any other variable Investment Option(s).	Standard	0%	Minimum allocation requirements.
Automatic Rebalancing	You can direct us to automatically rebalance your assets to return to your original allocation percentage or to a subsequent allocation percentage you select.	Standard	0%	None.
* Effective December 31, 2020, we no longer offer the Highest Daily Lifetime Income v2.1 benefits.
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OPTIONAL LIVING BENEFITS
Pruco Life of New Jersey offers different optional living benefits, for an additional charge, that can provide retirement income protection for Owners while they are alive. Notwithstanding the additional protection provided under the optional living benefits, the additional cost has the impact of reducing net performance of the Investment Options. Each optional benefit offers a type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. We reserve the right to cease offering any of these optional living benefits for new elections at any time. Depending on which optional living benefit you choose, you can have substantial flexibility to invest in the Sub-accounts while:
•guaranteeing a minimum amount of growth to be used as the basis for lifetime withdrawals; or
•guaranteeing a minimum amount of growth to be used as the basis for withdrawals over the life of two spouses
The following optional benefits will no longer be available for new business or post-issue election:
•Highest Daily Lifetime Income v2.1
•Spousal Highest Daily Lifetime Income v2.1
Each living benefit requires your participation in a predetermined mathematical formula that may transfer your Account Value between the Sub-accounts you have chosen from among those we permit with the benefit (i.e., the “Permitted Sub-accounts”) and the AST Investment Grade Bond Sub-account. See “Appendix A” for a list of Permitted Sub-accounts available with the Highest Daily Lifetime Income v2.1 suite of benefits. The optional living benefit investment requirements and the applicable formula are designed to reduce the difference between your Account Value and our liability under the benefit. Minimizing such difference generally benefits us by decreasing the risk that we will use our own assets to make benefit payments to you. The investment requirements and the formula do not guarantee any reduction in risk or volatility or any increase in Account Value. In fact, the investment requirements could mean that you miss appreciation opportunities in other Investment Options. The formula could mean that you miss opportunities for investment gains in your selected Sub-accounts while Account Value is allocated to the AST Investment Grade Bond Sub-account, and there is no guarantee that the AST Investment Grade Bond Sub-account will not lose value. We are not providing you with investment advice through the use of the formula. In addition, the formula does not constitute an investment strategy that we are recommending to you.
The Highest Daily Lifetime v2.1 benefits are “Lifetime Guaranteed Minimum Withdrawal Benefits.” These benefits are designed for someone who wants a guaranteed lifetime income stream through withdrawals over time, rather than by annuitizing. Please note that there is a Latest Annuity Date under your Annuity, by which date annuity payments must commence.
Under any of the Guaranteed Lifetime Withdrawal Benefits, withdrawals in excess of the Annual Income Amount, called “Excess Income,” will impact the value of the benefit including a permanent reduction in future guaranteed amounts. If you wish to withdraw Excess Income but are uncertain how it will impact your future guaranteed amounts, you may contact us prior to requesting the withdrawal to obtain a personalized, transaction-specific calculation showing the effect of taking the withdrawal.
Please refer to the benefit description that follows for a complete description of the terms, conditions and limitations of each optional benefit. See the chart in the “Appendix A” for a list of Investment Options available and permitted with each benefit. We reserve the right to terminate a benefit if you allocate funds into non-permitted Investment Options. Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate to permitted Investment Options applicable to your benefit. You should consult with your financial professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. As is the case with optional living benefits in general, the fulfillment of our guarantee under these benefits is dependent on our claims-paying ability.
Termination of Existing Benefits and Election of New Benefits
Effective December 31, 2020, if you currently have an optional benefit and you terminate it, you will not be permitted to re-elect it in the future. You should carefully consider whether terminating your existing benefit is appropriate for you. In purchasing the Annuity and selecting benefits, you should consider that there is no guarantee that any benefit will be available for election at a later date.
The federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a domestic partner or civil union partner.
HIGHEST DAILY LIFETIME® INCOME v2.1 BENEFIT
This optional benefit will no longer be available for new business or post-issue election.
Highest Daily Lifetime® Income v2.1 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for life. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.
We offer a benefit that guarantees until the death of the single designated life (the Annuitant) the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life provided that you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal”. You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other partial withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken
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first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). Highest Daily Lifetime Income v2.1 may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that Sub-account performance will not affect your ability to receive annual payments. You are not required to take withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section below titled “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
The income benefit under Highest Daily Lifetime Income v2.1 currently is based on a single “designated life” who is at least 50 years old on the benefit effective date. Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit. As long as your Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Appendix A" in this prospectus.
Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Highest Daily Lifetime Income v2.1. As to the impact of such a scenario on any other optional benefit you may have, please see “Spousal Highest Daily Lifetime Income v2.1 Benefit.”
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraphs.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)
The Periodic Value on or before the Roll-Up End Date:
On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of a 5% annual effective rate during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
(2)the Account Value on the current Valuation Day.
The Periodic Value after the Roll-Up End Date:
On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:
(1)the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and
(2)the Account Value on the current Valuation Day.
Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below titled “Example of dollar-for-dollar reductions”).
Please note that if you elect Highest Daily Lifetime Income v2.1, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Highest Daily Lifetime Income v2.1
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the Annuitant on the date of the first Lifetime Withdrawal. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59½; 4% for ages 59½ to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. Under Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any
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such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
•If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
•If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the Annuitant at the time of the first Lifetime Withdrawal (the percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59½; 4% for ages 59½ to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
While Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
•if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);
•if we are not then offering this benefit for new issues; or
•if we are offering a modified version of this benefit for new issues.
If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of Highest Daily Lifetime Income v2.1. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Auto Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are: 3% for ages 50 to 54; 3.5% for ages 55 to less than 59½; 4% for ages 59½ to 64; 4.5% for ages 65 to 69; 5% for ages 70 to 84; and 6% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. All daily valuations and annual step-ups will only occur on a Valuation Day. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also
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increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up.
If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Income v2.1 upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should consult with your financial professional and carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the Optional Benefit Fees and Charges in the "Fee Table" section in this prospectus.
If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Highest Daily Lifetime Income v2.1 does not affect your ability to take partial withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative Lifetime Withdrawals in any Annuity Year are less than the Annual Income Amount, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. Assume the following for all three examples:
•The Issue Date is November 1
•Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year
•The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1
•The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, it is assumed that all dates referenced hereafter in these examples fall on consecutive business days.
Example of Dollar-for-Dollar Reductions
On October 28, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29 and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $1,500 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there are other future withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime withdrawal	$118,000.00
Amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio ($1,500 / $114,500 = 1.31%)	1.31%
Annual Income Amount	$6,000.00
1.31% Reduction in Annual Income Amount	$78.60
Annual Income Amount for future Annuity Years	$5,921.40
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the applicable Withdrawal Percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity
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Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
Example 1 – Assume the following:
•The first Lifetime Withdrawal was taken in a prior Annuity Year.
•The Annuity Anniversary is July 1.
•The AIA for this Annuity Year is $12,000.
•The applicable Withdrawal Percentage is 5%.
•There were no excess withdrawals during the annuity year.
•The highest daily Account Value for this Annuity Year through June 30 is $238,000.
•The Account Value on July 1 is $239,000.
•There are no withdrawals or additional Purchase Payments on July 1.
On the anniversary, July 1, we will evaluate whether an Auto Step-Up will occur. First, we check to see if the highest daily Account Value has changed. Since the Account Value on July 1 is greater than the previous highest daily Account Value of $238,0000, the highest daily Account Value becomes $239,000. Next, we check to see if the AIA should step up. The applicable Withdrawal Percentage of the highest daily Account Value is 5% of $239,000 = $11,950. Since the AIA of $12,000 is greater, there is no Auto Step-Up and the AIA will remain at $12,000.
Example 2 – Assume the following:
•The first Lifetime Withdrawal was taken in a prior Annuity Year.
•The Annuity Anniversary is July 1.
•The AIA for this Annuity Year is $12,000.
•The applicable Withdrawal Percentage is 5%.
•There were no excess withdrawals during the annuity year.
•The highest daily Account Value for this Annuity Year through June 30 is $242,000.
•The Account Value on July 1 is $239,000.
•There are no withdrawals or additional Purchase Payments on July 1.
On the anniversary, July 1, we will evaluate whether an Auto Step-Up will occur. First, we check to see if the highest daily Account Value has changed. Since the Account Value on July 1 is less than the previous highest daily Account Value of $239,0000, the highest daily Account Value remains $242,000. Next, we check to see if the AIA should step up. The applicable Withdrawal Percentage of the highest daily Account Value is 5% of $242,000 = $12,100. Since this amount is greater than the existing AIA, the AIA is automatically stepped-up to $12,100.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Highest Daily Lifetime Income v2.1. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Highest Daily Lifetime Income v2.1. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect to take the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit.
Assume the following:
•The Issue Date is December 3rd
•Highest Daily Lifetime Income v2.1 is elected on September 4th of the following calendar year
•The Account Value at benefit election was $105,000
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•The Annuitant was 70 years old when he/she elected Highest Daily Lifetime Income v2.1
•No previous withdrawals have been taken under Highest Daily Lifetime Income v2.1
On October 3rd of the year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3rd and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Highest Daily Lifetime Income v2.1 will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the calculation:

Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio ($15,000 / $120,000 = 12.50%)	12.50%
12.50% Reduction in Annual Income Amount
Protected Withdrawal Value	$109,375.00
Required Minimum Distributions
Required Minimum Distributions (“RMD”) for this Annuity must be taken by April 1st in the year following the date you turn age 72 and by December 31st for subsequent calendar years. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. If the annual RMD amount is greater than the Annual Income Amount, a withdrawal of the RMD amount will not be treated as a withdrawal of Excess Income, as long as the RMD amount is calculated by us for this Annuity and administered under a program we support each calendar year. If you are not participating in an RMD withdrawal program each calendar year, you can alternatively satisfy the RMD amount without it being treated as a withdrawal of Excess Income as long as the below rules are applied.
A “Calendar Year” runs from January 1st to December 31st of that year.
Withdrawals made from the Annuity during an Annuity Year to meet the RMD provisions of the Code will not be treated as withdrawals of Excess Income if they are taken during one Calendar Year.
If Lifetime Withdrawals are taken over two Calendar Years, the amount that will not be treated as a withdrawal of Excess Income is:
•the remaining Annual Income Amount for that Annuity Year; plus
•the second Calendar Year’s RMD amount minus the Annual Income Amount (the result of which cannot be less than zero).
Example
The following example is purely hypothetical and intended to illustrate the scenario described above. Note that withdrawals must comply with all IRS guidelines in order to satisfy the RMD for the current calendar year.

First Calendar Year	Annuity Year	Second Calendar Year
01/01/2021 to 12/31/2021	06/01/2021 to 05/31/2022	01/01/2022 to 12/31/2022
Assume the following:
•RMD Amount for Both Calendar Years = $6,000;
•Annual Income Amount = $5,000; and
•A withdrawal of $2,000 was taken on 07/01/2021 (during the First Calendar Year) resulting in a remaining Annual Income Amount for the Annuity Year of $3,000.
The amount that can be taken between 01/03/2022 and 05/31/2022 without creating a withdrawal of Excess Income is $4,000. Here is the calculation:
•The remaining Annual Income for that Annuity Year ($3,000); plus
•The Second Calendar Year’s RMD Amount minus the Annual Income Amount ($6,000 - $5,000 = $1,000).
If the $4,000 is withdrawn during the Annuity Year, the remaining Annual Income Amount will be $0 and the remaining RMD amount for the Second Calendar Year ($2,000) may be taken in the next Annuity Year beginning on 06/01/2022.
Other Important Information
•If, in any Annuity Year, your RMD amount is less than your Annual Income Amount, any withdrawals in excess of the Annual Income Amount will be treated as Excess Income.
•If you do not comply with the rules described above, any withdrawal that exceeds the Annual Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Annual Income Amount in future Annuity Years. This may include a situation where you comply with the rules described above and then decide to take additional withdrawals after satisfying your RMD from the Annuity.
•If you take a partial withdrawal to satisfy RMD and designate that withdrawal as a Non-Lifetime Withdrawal, please note that all Non-Lifetime Withdrawal provisions will apply.
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Benefits Under Highest Daily Lifetime Income v2.1
•To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. After the Account Value is reduced to zero, you will not be permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Highest Daily Lifetime Income v2.1 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the designated life.
•Please note that if your Account Value is reduced to zero, any subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
•If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value, less any applicable tax charges, to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. If this option is elected, the Annual Income Amount will not increase after annuity payments have begun. We will make payments until the death of the single designated life. We must receive your request in a form acceptable to us at our Service Center. If applying your Account Value, less any applicable tax charges, to the life-only annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
•In the absence of an election when mandatory annuity payments are to begin we currently make annual annuity payments in the form of a single life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable IRS tables). The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
Other Important Considerations
•Withdrawals under Highest Daily Lifetime Income v2.1 are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken on a proportional basis from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds on a proportional basis.
•Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum charge free withdrawal Amount. For example, if your Charge Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.
•You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
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•You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in “Appendix A.” You can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to https://www.prudential.com/personal/annuities/annuity-prospectuses.
•Transfers to and from the Permitted Sub-accounts, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
•Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to the Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will only apply upon re-allocation of Account Value, or to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
•If you elected this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-Permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-Permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Permitted Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
•Any Death Benefit will terminate if withdrawals taken under Highest Daily Lifetime Income v2.1 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefit” for more information.)
Charge for Highest Daily Lifetime Income v2.1
The maximum charge for Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.50% of the greater of the prior Valuation Day’s Account Value and the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee on a proportional basis from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, partial withdrawals may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
For Highest Daily Lifetime Income v2.1, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 50 years old. Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Income v2.1. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Income v2.1, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability. Effective December 31, 2020, we no longer allow elections of this benefit. If you elect Highest Daily Lifetime Income v2.1 and terminate it, you cannot re-elect it. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Highest Daily Lifetime Income v2.1, you lose the guarantees that you had accumulated under your existing benefit and your guarantees under Highest Daily Lifetime Income v2.1 will be based on your Account Value on the effective date of Highest Daily Lifetime Income v2.1. You and your financial professional should carefully consider whether terminating your existing benefit is appropriate for you. In purchasing the Annuity and selecting benefits, you should consider that there is no guarantee that any benefit will be available for election at a later date.
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If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a proportional basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken on a proportional basis.
Termination of the Benefit
You may terminate Highest Daily Lifetime Income v2.1 at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and you cannot re-elect the benefit.
The benefit automatically terminates upon the first to occur of the following:
(i)your termination of the benefit;
(ii)your surrender of the Annuity;
(iii)the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to receive the Annual Income Amount in the form of annuity payments, we will continue to pay the Annual Income Amount);
(iv)our receipt of Due Proof of Death of the Owner or Annuitant (for entity-owned annuities);
(v)both the Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;
(vi)you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value;* or
(vii)you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed Owner, Annuitant or Beneficiary designations.*
*    Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms from at least one Beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Highest Daily Lifetime Income v2.1 other than upon the death of the Annuitant or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program, transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, on a proportional basis (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
If a surviving spouse elects to continue the Annuity, Highest Daily Lifetime Income v2.1 terminates upon Due Proof of Death. The spouse may newly elect the benefit subject to the restrictions discussed in “Election of and Designations under the Benefit” and “Termination of Your Highest Daily Lifetime Income v2.1” earlier in this benefit description.
How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
Overview of the Predetermined Mathematical Formula
Our goal is to seek a careful balance between providing value-added products, such as the Highest Daily Lifetime Income v2.1 suite of benefits, while managing the risk to Pruco Life of New Jersey associated with offering these products. One of the key features that helps us accomplish that balance and an integral part of the Highest Daily Lifetime Income v2.1 suite is the predetermined mathematical formula used to transfer Account Value between the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account, referred to in this section as the “Bond Sub-account”. The formula is designed primarily to mitigate some of the financial risks that we incur in providing the guarantee under the Highest Daily Lifetime Income v2.1 suite of benefits. The formula is not investment advice.
The formula is set forth in Appendix B (and is described below).
The predetermined mathematical formula (“formula”) monitors each individual contract each Valuation Day that the benefit is in effect on your Annuity, in order to help us manage guarantees through all market cycles. It helps manage the risk to us associated with these benefits, which is generally represented by the gap between your Account Value and the Protected Withdrawal Value. As the gap between these two values increases, the formula will determine if and how much money should be transferred into the Bond Sub-account. This movement is intended to reduce the equity risk we will bear in funding our obligation associated with these benefits. As the gap decreases (due to favorable performance of the Account Value), the formula then determines if and how much money should transfer back into the Permitted Sub-accounts. The use of the formula, combined with
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restrictions on the Sub-accounts you are allowed to invest in, lessens the risk that your Account Value will be reduced to zero while you are still alive, thus reducing the likelihood that we will make any lifetime income payments under this benefit. The formula may also limit the potential for your Account Value to grow.
The formula is not forward looking and contains no predictive or projective component with respect to the markets, the Account Value or the Protected Withdrawal Value. We are not providing you with investment advice through the use of the formula. The formula does not constitute an investment strategy that we are recommending to you. The formula may limit the potential for your Account Value to grow.
Transfer Activity Under the Formula
Prior to the first Lifetime Withdrawal, the primary driver of transfers to the Bond Sub-account is the difference between your Account Value and your Protected Withdrawal Value. If none of your Account Value is allocated to the Bond Sub-account, then over time the formula permits an increasing difference between the Account Value and the Protected Withdrawal Value before a transfer to the Bond Sub-account occurs. Therefore, over time, assuming none of the Account Value is allocated to the Bond Sub-account, the formula will allow for a greater decrease in the Account Value before a transfer to the Bond Sub-account is made.
It is important to understand that transfers within your Annuity are specific to the performance of your chosen Investment Options, the performance of the Bond Sub-account while Account Value is allocated to it, as well as how long the benefit has been owned. For example, two contracts purchased on the same day, but invested differently, will likely have different results, as would two contracts purchased on different days with the same Investment Options.
Each market cycle is unique, therefore the performance of your Sub-accounts, and its impact on your Account Value, will differ from market cycle to market cycle, therefore producing different transfer activity under the formula. The amount and timing of transfers to and from the Bond Sub-account depend on various factors unique to your Annuity and are not necessarily directly correlated with the securities markets, bond markets, interest rates or any other market or index. Some of the factors that determine the amount and timing of transfers (as applicable to your Annuity), include:
•The difference between your Account Value and your Protected Withdrawal Value;
•The amount of time the benefit has been in effect on your Annuity;
•The amount allocated to and the performance of the Permitted Sub-accounts and the Bond Sub-account;
•Any additional Purchase Payments you made to your Annuity (while the benefit is in effect); and
•Any withdrawals you take from your Annuity (while the benefit is in effect).
Under the formula, investment performance of your Account Value that is negative, flat, or even moderately positive may result in a transfer of a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.
At any given time, some, most or none of your Account Value will be allocated to the Bond Sub-account, as dictated by the formula.
The amount allocated to the Bond Sub-account and the amount allocated to the Permitted Sub-accounts each is a variable in the formula. Therefore, the investment performance of each affects whether a transfer occurs for your Annuity. As the amounts allocated to either the Bond Sub-account or the Permitted Sub-accounts increase, the performance of those Sub-accounts will have a greater impact on your Account Value and hence a greater impact on if (and how much of) your Account Value is transferred to or from the Bond Sub-account. It is possible that if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has positive performance, the formula might transfer a portion of your Account Value to the Permitted Sub-accounts, even if the performance of your Permitted Sub-accounts is negative. Conversely, if a significant portion of your Account Value is allocated to the Bond Sub-account and that Sub-account has negative performance, the formula may transfer additional amounts from your Permitted Sub-accounts to the Bond Sub-account even if the performance of your Permitted Sub-accounts is positive.
How the Formula Operates
Generally, the formula, which is applied each Valuation Day, takes four steps in determining any applicable transfers within your Annuity.
(1)First, the formula starts by identifying the value of future income payments we expect to pay. We refer to that value as the “Target Value” or “L”.
(2)Second, we subtract any amounts invested in the Bond Sub-account (“B”) from the Target Value and divide that number by the amount invested in the Permitted Sub-accounts (“V”). We refer to this resulting value as the “Target Ratio” or “R”.
(3)Third, we compare the Target Ratio to designated thresholds and other rules described in greater detail below to determine if a transfer needs to occur.
(4)If a transfer needs to occur, we use another calculation to determine the amount of the transfer.
The Formula is:
R = (L – B)/V
More specifically, the formula operates as follows:
(1)We calculate the Target Value (L) by multiplying the Income Basis (as defined in Appendix B) for that day by 5% and by the applicable Annuity Factor found in Appendix B. If you have already made a Lifetime Withdrawal, your Target Value would take into account any automatic step-up, any subsequent Purchase Payments and any withdrawals of Excess Income.
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    Example (assume the Income Basis is $200,000, and the contract is 11 1/2 months old, resulting in an annuity factor of 14.95)
    Target Value (L) = $200,000 x 5% x 14.95 = $149,500
(2)Next, to calculate the Target Ratio (R), the Target Value is reduced by any amount held within the Bond Sub-account (B) on that day. The remaining amount is divided by the amount held within the Permitted Sub-accounts (V).
    Example (assume the amount in the Bond Sub-account is zero, and the amount held within the Permitted Sub-accounts is $179,500)
    Target Ratio (R) = ($149,500 – 0)/$179,500 = 83.3%
(3)If, on each of three consecutive Valuation Days, the Target Ratio is greater than 83% but less than or equal to 84.5%, the formula will, on the third Valuation Day, make a transfer from your Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap discussed below). If, however, on any Valuation Day, the Target Ratio is above 84.5%, the formula will make a transfer from the Permitted Sub-accounts to the Bond Sub-account (subject to the 90% cap). Once a transfer is made, the Target Ratio must again be greater than 83% but less than or equal to 84.5% for three consecutive Valuation Days before a subsequent transfer to the Bond Sub-account will occur. If the Target Ratio falls below 78% on any Valuation Day, then a transfer from the Bond Sub-account to the Permitted Sub-accounts will occur.
    Example: Assuming the Target Ratio is above 83% for a 3rd consecutive Valuation Day, but less than or equal to 84.5% for three consecutive Valuation Days, a transfer into the Bond Portfolio occurred.
(4)In deciding how much to transfer, we perform a calculation that essentially seeks to reallocate amounts held in the Permitted Sub-accounts and the Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80% (subject to the 90% Cap discussion below). The further the Target Ratio is from 80% when a transfer is occurring under the formula, the greater the transfer amount will be.
The 90% Cap
The formula will not execute a transfer to the Bond Sub-account that results in more than 90% of your Account Value being allocated to the Bond Sub-account (“90% cap”) on that Valuation Day. Thus, on any Valuation Day, if the formula would require a transfer to the Bond Sub-account that would result in more than 90% of the Account Value being allocated to the Bond Sub-account, only the amount that results in exactly 90% of the Account Value being allocated to the Bond Sub-account will be transferred. Additionally, future transfers into the Bond Sub-account will not be made (regardless of the performance of the Bond Sub-account and the Permitted Sub-accounts) at least until there is first a transfer out of the Bond Sub-account. Once this transfer occurs out of the Bond Sub-account, future amounts may be transferred to or from the Bond Sub-account (subject to the 90% cap).
Under the operation of the formula, the 90% cap may come into and out of effect multiple times while you participate in the benefit. At no time will the formula make a transfer to the Bond Sub-account that results in greater than 90% of your Account Value being allocated to the Bond Sub-account. However, it is possible that, due to the investment performance of your allocations in the Bond Sub-account and your allocations in the Permitted Sub-accounts you have selected, your Account Value could be more than 90% invested in the Bond Sub-account.
Monthly Transfers
Additionally, on each monthly Annuity Anniversary (if the monthly Annuity Anniversary does not fall on a Valuation Day, the next Valuation Day will be used), following all of the above described daily calculations, if there is money allocated to the Bond Sub-account, the formula will perform an additional calculation to determine whether or not a transfer will be made from the Bond Sub-account to the Permitted Sub-accounts. This transfer will automatically occur provided that the Target Ratio, as described above, would be less than 83% after this transfer. The formula will not execute a transfer if the Target Ratio after this transfer would occur would be greater than or equal to 83%.
The amount of the transfer will be equal to the lesser of:
a)The total value of all your Account Value in the Bond Sub-account, or
b)An amount equal to 5% of your total Account Value.
Other Important Information
•The Bond sub-account is not a Permitted Sub-account. As such, only the formula can transfer Account Value to or from the Bond Sub-account. You may not allocate Purchase Payments or transfer any of your Account Value to or from the Bond Sub-account.
•While you are not notified before a transfer occurs to or from the Bond Sub-account, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Bond Sub-account. Your confirmation statements will be detailed to include the effective date of the transfer, the dollar amount of the transfer and the Permitted Sub-accounts the funds are being transferred to/from. Depending on the results of the calculations of the formula, we may, on any Valuation Day:
•Not make any transfer between the Permitted Sub-accounts and the Bond Sub-account; or
•If a portion of your Account Value was previously allocated to the Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts (as described above); or
•Transfer a portion of your Account Value in the Permitted Sub-accounts to the Bond Sub-account.
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•If you made additional Purchase Payments to your Annuity, they will be allocated to the Permitted Sub-accounts and will be subject to the formula.
•Additional Purchase Payments to your Annuity do not increase “B” within the formula, and may result in an additional Account Value being transferred to the Permitted Sub-accounts, or a transfer to the Bond Sub-account due to the change in the ratio.
•If you make additional Purchase Payments to your Annuity while the 90% cap is in effect, the formula will not transfer any of such additional Purchase Payments to the Bond Sub-account at least until there is first a transfer out of the Bond Sub-account, regardless of how much of your Account Value is in the Permitted Sub-accounts. This means that there could be scenarios under which, because of the additional Purchase Payments you make, less than 90% of your entire Account Value is allocated to the Bond Sub-account, and the formula will still not transfer any of your Account Value to the Bond Sub-account (at least until there is first a transfer out of the Bond Sub-account).
Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after age 72. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime.
As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see “Tax Considerations” for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Highest Daily Lifetime Income v2.1 or Spousal Highest Daily Lifetime Income v2.1 through a nonqualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
SPOUSAL HIGHEST DAILY LIFETIME® INCOME v2.1 BENEFIT
This optional benefit will no longer be available for new business or post-issue election.
Spousal Highest Daily Lifetime Income v2.1 is a lifetime guaranteed minimum withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to take a certain annual withdrawal amount for the lives of two individuals who are spouses. We reserve the right, in our sole discretion, to cease offering this benefit for new elections, at any time.
We offer a benefit that guarantees, until the later death of two natural persons who are each other’s spouse at the time of election of the benefit (the “designated lives”, and each, a “designated life”), the ability to withdraw an annual amount (the “Annual Income Amount”) equal to a percentage of an initial principal value (the “Protected Withdrawal Value”) regardless of the impact of Sub-account performance on the Account Value, subject to our rules regarding the timing and amount of withdrawals. You are guaranteed to be able to withdraw the Annual Income Amount for the lives of the designated lives, provided you have not made withdrawals of Excess Income that result in your Account Value being reduced to zero. We also permit you to designate the first withdrawal from your Annuity as a one-time “Non-Lifetime Withdrawal.” You may wish to take a Non-Lifetime Withdrawal if you have an immediate need for access to your Account Value but do not wish to begin lifetime payments under the optional living benefit. All other withdrawals from your Annuity are considered a “Lifetime Withdrawal” under the benefit. Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero (for any reason other than due to partial withdrawals of Excess Income). The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that Sub-account performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue Spousal Highest Daily Lifetime Income v2.1 after the death of the first spouse. You are not required to make withdrawals as part of the benefit – the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. An integral component of Spousal Highest Daily Lifetime Income v2.1 is the predetermined mathematical formula we employ that may periodically transfer your Account Value to and from the AST Investment Grade Bond Sub-account. See the section above titled “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account.”
Spousal Highest Daily Lifetime Income v2.1 is the spousal version of Highest Daily Lifetime Income v2.1. If you elect Spousal Highest Daily Lifetime Income v2.1 and subsequently terminate the benefit, you will not be able to re-elect it. Please note that if you terminate Spousal Highest Daily Lifetime Income v2.1, you lose the guarantees that you had accumulated under your existing benefit. See “Termination of Existing Benefits and Election of New Benefits” for details.
Spousal Highest Daily Lifetime Income v2.1 must be elected based on two designated lives, as described below. Each designated life must be at least 50 years old on the benefit effective date. We will not divide an Annuity or the Spousal Highest Daily Lifetime Income v2.1 benefit due to a divorce. See “Election of and Designations under the Benefit” below for details. Spousal Highest Daily Lifetime Income v2.1 is not available if you elect any other optional living benefit.
As long as your Spousal Highest Daily Lifetime Income v2.1 is in effect, you must allocate your Account Value in accordance with the Permitted Sub-accounts and other Investment Option(s) available with this benefit. For a more detailed description of the permitted Investment Options, see the “Appendix A” in this prospectus.
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Although you are guaranteed the ability to withdraw your Annual Income Amount for life even if your Account Value falls to zero, if any particular withdrawal is a withdrawal of Excess Income (as described below) and brings your Account Value to zero, your Annual Income Amount also would fall to zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Income v2.1. As to the impact of such a scenario on any other optional benefit you may have, please see “Highest Daily Lifetime Income v2.1 Benefit.”
Key Feature – Protected Withdrawal Value
The Protected Withdrawal Value is only used to calculate the initial Annual Income Amount and the benefit fee. The Protected Withdrawal Value is separate from your Account Value and not available as cash or a lump sum withdrawal. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter until the date of your first Lifetime Withdrawal (excluding any Non-Lifetime Withdrawal discussed below), the Protected Withdrawal Value is equal to the “Periodic Value” described in the next paragraph.
The “Periodic Value” is initially equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter until the first Lifetime Withdrawal, we recalculate the Periodic Value. We stop determining the Periodic Value upon your first Lifetime Withdrawal after the effective date of the benefit. The Periodic Value is proportionally reduced for any Non-Lifetime Withdrawal. (See below for examples of proportional reductions.)
The Periodic Value on or before the Roll-Up End Date:
On any day we recalculate the Periodic Value (a “Current Valuation Day”) that falls on or before the tenth (10th) anniversary of the benefit effective date (referred to as the “Roll-Up End Date”), the Periodic Value is equal to the greater of:
(1)the Periodic Value for the immediately preceding business day (the “Prior Valuation Day”) appreciated at the daily equivalent of a 5% annual effective rate during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment made on the Current Valuation Day; and
(2)the Account Value on the current Valuation Day.
The Periodic Value after the Roll-Up End Date:
On any Current Valuation Day that falls after the Roll-Up End Date, the Periodic Value is equal to the greater of:
(1)the Periodic Value for the Prior Valuation Day, plus the amount of any Purchase Payment made on the Current Valuation Day; and
(2)the Account Value on the current Valuation Day.
Because the 5% daily appreciation ends after the 10th anniversary of the benefit effective date, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit. If you begin taking Lifetime Withdrawals prior to your 10th benefit anniversary, the 5% daily appreciation will no longer increase your Protected Withdrawal Value.
Once the first Lifetime Withdrawal is made, the Protected Withdrawal Value at any time is equal to the greater of (i) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals, and (ii) the highest daily Account Value upon any step-up, increased for subsequent Purchase Payments and reduced for subsequent Lifetime Withdrawals (see the examples that begin immediately prior to the sub-heading below titled “Example of dollar-for-dollar reductions”).
Please note that if you elect Spousal Highest Daily Lifetime Income v2.1, your Account Value is not guaranteed, can fluctuate and may lose value.
Key Feature – Annual Income Amount under Spousal Highest Daily Lifetime Income v2.1
The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value at the first Lifetime Withdrawal and does not reduce in subsequent Annuity Years, as described below. The percentage initially depends on the age of the younger designated life on the date of the first Lifetime Withdrawal after election of the benefit. The percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59½; 3.5% for ages 59½ to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. We use the age of the younger designated life even if that designated life is no longer a participant under the Annuity due to death or divorce. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year and also will reduce the Protected Withdrawal Value on a dollar-for-dollar basis. If your cumulative Lifetime Withdrawals in an Annuity Year are in excess of the Annual Income Amount for any Annuity Year (“Excess Income”), your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Excess Income also will reduce the Protected Withdrawal Value by the same ratio.
The amount of any applicable CDSC and/or tax withholding will be included in your withdrawal amount to determine whether your withdrawal is a withdrawal of Excess Income.
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•If you request a gross withdrawal, the amount of any CDSC and/or tax withholding will be deducted from the amount you actually receive. This means you will receive less than you requested. In this instance, in order to avoid a withdrawal of Excess Income, you cannot request an amount that would result in cumulative withdrawals in that Annuity Year exceeding your Annual Income Amount.
•If you request a net withdrawal, the amount of any CDSC and/or tax withholding will be deducted from your Account Value. This means that an amount greater than the amount you requested will be deducted from your Account Value. In this instance, in order to avoid a withdrawal of Excess Income, the amount you request plus the amount of any applicable CDSC and/or tax withholding cannot cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount. If you request a net withdrawal, you are more likely to take a withdrawal of Excess Income than if you request a gross withdrawal.
You may use the systematic withdrawal program to make withdrawals of the Annual Income Amount. Any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit and must be taken as a gross withdrawal.
Any Purchase Payment that you make subsequent to the election of Spousal Highest Daily Lifetime Income v2.1 and subsequent to the first Lifetime Withdrawal will (i) immediately increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment based on the age of the younger designated life at the time of the first Lifetime Withdrawal (the percentages are: 2.5% for ages 50 to 54; 3% for ages 55 to less than 59½ ; 3.5% for ages 59½ to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older), and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment.
While Spousal Highest Daily Lifetime Income v2.1 is in effect, we may limit, restrict, suspend or reject any additional Purchase Payment at any time, but would do so on a non-discriminatory basis. Circumstances where we may limit, restrict, suspend or reject additional Purchase Payments include, but are not limited to, the following:
•if we determine that, as a result of the timing and amounts of your additional Purchase Payments and withdrawals, the Annual Income Amount is being increased in an unintended fashion. Among the factors we will use in making a determination as to whether an action is designed to increase the Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s);
•if we are not then offering this benefit for new issues; or
•if we are offering a modified version of this benefit for new issues.
 If we exercise our right to restrict, suspend, reject and/or place limitations on the acceptance of additional Purchase Payments, you may no longer be able to fund your Spousal Highest Daily Lifetime Income v2.1 benefit. This means that you may no longer be able to increase the values associated with your Spousal Highest Daily Lifetime Income v2.1 benefit through additional Purchase Payments. When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit additional Purchase Payments at some point in the future.
We will exercise such reservation of right for all annuity purchasers in the same class of annuity in a non-discriminatory manner.
Highest Daily Auto Step-Up
An automatic step-up feature (“Highest Daily Auto Step-Up”) is part of this benefit. As detailed in this paragraph, the Highest Daily Auto Step-Up feature can result in a larger Annual Income Amount subsequent to your first Lifetime Withdrawal. The Highest Daily Step-Up starts with the anniversary of the Issue Date of the Annuity (the “Annuity Anniversary”) immediately after your first Lifetime Withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on each Valuation Day within the immediately preceding Annuity Year after your first Lifetime Withdrawal. Having identified the highest daily value (after all daily values have been adjusted for subsequent Purchase Payments and withdrawals), we then multiply that value by a percentage that varies based on the age of the younger designated life on the Annuity Anniversary as of which the step-up would occur. The percentages are 2.5% for ages 50 to 54; 3% for ages 55 to less than 59½; 3.5% for ages 59½ to 64; 4% for ages 65 to 69; 4.5% for ages 70 to 84; and 5.5% for ages 85 or older. If that value exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. We will not automatically increase your Annual Income Amount solely as a result of your attaining a new age that is associated with a new age-based percentage. The Account Value on the Annuity Anniversary is considered the last daily step-up value of the Annuity Year. In later years (i.e., after the first Annuity Anniversary after the first Lifetime Withdrawal), we determine whether an automatic step-up should occur on each Annuity Anniversary by performing a similar examination of the Account Values that occurred on Valuation Days during the year. Taking Lifetime Withdrawals could produce a greater difference between your Protected Withdrawal Value and your Account Value, which may make a Highest Daily Auto Step-up less likely to occur. At the time of any increase to your Annual Income Amount, we will also increase your Protected Withdrawal Value to equal the highest daily value upon which your step-up was based only if that results in an increase to the Protected Withdrawal Value. Your Protected Withdrawal Value will never be decreased as a result of an income step-up. If, on the date that we implement a Highest Daily Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Income v2.1 has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Income v2.1 Benefit upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject. Any such increased charge will not be greater than the maximum charge set forth in the Optional Benefit Fees and Charges in the "Fee Table" section in this prospectus.
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If you are enrolled in a systematic withdrawal program, we will not automatically increase the withdrawal amount when there is an increase to the Annual Income Amount. You must notify us in order to increase the withdrawal amount of any systematic withdrawal program.
Spousal Highest Daily Lifetime Income v2.1 does not affect your ability to take withdrawals under your Annuity, or limit your ability to take partial withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Income v2.1, if your cumulative Lifetime Withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative Lifetime Withdrawals in an Annuity Year exceed the Annual Income Amount, your Annual Income Amount in subsequent years will be reduced (except with regard to Required Minimum Distributions for this Annuity that comply with our rules).
Because both the Protected Withdrawal Value and Annual Income Amount are determined in a way that is not solely related to the Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains.
Examples of dollar-for-dollar and proportional reductions, and the Highest Daily Auto Step-Up are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for Spousal Highest Daily Lifetime Income v2.1 or any other fees and charges under the Annuity. Assume the following for all three examples:
•The Issue Date is November 1st
•Spousal Highest Daily Lifetime Income v2.1 is elected on August 1 of the following calendar year
•Both designated lives were 70 years old when they elected Spousal Highest Daily Lifetime Income v2.1
•The first withdrawal is a Lifetime Withdrawal
Unless otherwise indicated, it is assumed that all dates referenced hereafter in these examples fall on consecutive business days.
Example of Dollar-for-Dollar Reductions
On October 28th, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $5,400 (since the younger designated life is between the ages of 70 and 84 at the time of the first Lifetime Withdrawal, the Annual Income Amount is 4.5% of the Protected Withdrawal Value, in this case 4.5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including October 31st) is $2,900. This is the result of a dollar-for-dollar reduction of the Annual Income Amount ($5,400 less $2,500 = $2,900).
Example of Proportional Reductions
Continuing the previous example, assume an additional withdrawal of $5,000 occurs on October 29th and the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $2,900 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount of $2,100 reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the Excess Income to the Account Value immediately prior to the Excess Income. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Amount of “non” Excess Income	$2,900.00
Account Value immediately before Excess Income of $2,100	$115,100.00
Excess Income amount	$2,100.00
Ratio ($2,100 / $115,100 = 1.82%)	1.82%
Annual Income Amount	$5,400.00
1.82% Reduction in Annual Income Amount	$98.28
Annual Income Amount for future Annuity Years	$5,301.72
Example of Highest Daily Auto Step-Up
On each Annuity Anniversary date after the first Lifetime Withdrawal, the Annual Income Amount is stepped-up if the applicable Withdrawal Percentage (based on the Annuitant's age on that Annuity Anniversary) of the highest daily value since your first Lifetime Withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments is greater than the Annual Income Amount, adjusted for Excess Income and additional Purchase Payments.
Example 1 – Assume the following:
•The first Lifetime Withdrawal was taken in a prior Annuity Year.
•The Annuity Anniversary is July 1.
•The AIA for this Annuity Year is $12,000.
•The applicable Withdrawal Percentage is 5%.
•There were no excess withdrawals during the annuity year.
•The highest daily Account Value for this Annuity Year through June 30 is $238,000.
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•The Account Value on July 1 is $239,000.
•There are no withdrawals or additional Purchase Payments on July 1.
On the anniversary, July 1, we will evaluate whether an Auto Step-Up will occur. First, we check to see if the highest daily Account Value has changed. Since the Account Value on July 1 is greater than the previous highest daily Account Value of $238,0000, the highest daily Account Value becomes $239,000. Next, we check to see if the AIA should step up. The applicable Withdrawal Percentage of the highest daily Account Value is 5% of $239,000 = $11,950. Since the AIA of $12,000 is greater, there is no Auto Step-Up and the AIA will remain at $12,000.
Example 2 – Assume the following:
•The first Lifetime Withdrawal was taken in a prior Annuity Year.
•The Annuity Anniversary is July 1.
•The AIA for this Annuity Year is $12,000.
•The applicable Withdrawal Percentage is 5%.
•There were no excess withdrawals during the annuity year.
•The highest daily Account Value for this Annuity Year through June 30 is $242,000.
•The Account Value on July 1 is $239,000.
•There are no withdrawals or additional Purchase Payments on July 1.
On the anniversary, July 1, we will evaluate whether an Auto Step-Up will occur. First, we check to see if the highest daily Account Value has changed. Since the Account Value on July 1 is less than the previous highest daily Account Value of $239,0000, the highest daily Account Value remains $242,000. Next, we check to see if the AIA should step up. The applicable Withdrawal Percentage of the highest daily Account Value is 5% of $242,000 = $12,100. Since this amount is greater than the existing AIA, the AIA is automatically stepped-up to $12,100.
Non-Lifetime Withdrawal Feature
You may take a one-time non-lifetime withdrawal (“Non-Lifetime Withdrawal”) under Spousal Highest Daily Lifetime Income v2.1. It is an optional feature of the benefit that you can only elect at the time of your first withdrawal. You cannot take a Non-Lifetime Withdrawal in an amount that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value (see “Surrenders – Surrender Value”). This Non-Lifetime Withdrawal will not establish your initial Annual Income Amount and the Periodic Value described earlier in this section will continue to be calculated. However, the total amount of the withdrawal will proportionally reduce all guarantees associated with Spousal Highest Daily Lifetime Income v2.1. You must tell us at the time you take the partial withdrawal if your withdrawal is intended to be the Non-Lifetime Withdrawal and not the first Lifetime Withdrawal under Spousal Highest Daily Lifetime Income v2.1. If you do not designate the withdrawal as a Non-Lifetime Withdrawal, the first withdrawal you make will be the first Lifetime Withdrawal that establishes your Annual Income Amount, which is based on your Protected Withdrawal Value. Once you elect the Non-Lifetime Withdrawal or Lifetime Withdrawals, no additional Non-Lifetime Withdrawals may be taken. If you do not take a Non-Lifetime Withdrawal before beginning Lifetime Withdrawals, you lose the ability to take it.
The Non-Lifetime Withdrawal will proportionally reduce the Protected Withdrawal Value by the percentage the total withdrawal amount (including any applicable CDSC) represents of the then current Account Value immediately prior to the withdrawal. The Non-Lifetime Withdrawal could result in a lower Annual Income Amount at the time you take your first Lifetime Withdrawal depending on the amount of the proportional reduction described above and duration of time between your Non-Lifetime and first Lifetime Withdrawal. As such, you should carefully consider when it is most appropriate for you to begin taking withdrawals under the benefit.
If you are participating in a systematic withdrawal program, the first withdrawal under the program cannot be classified as the Non-Lifetime Withdrawal. The first withdrawal under the program will be considered a Lifetime Withdrawal.
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not reflect the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:
•The Issue Date is December 3rd
•Spousal Highest Daily Lifetime Income v2.1 is elected on September 4th of the following calendar year
•The Account Value at benefit election was $105,000
•Each designated life was 70 years old when he/she elected Spousal Highest Daily Lifetime Income v2.1
•No previous withdrawals have been taken under Spousal Highest Daily Lifetime Income v2.1
On October 3rd of the same year the benefit is elected, the Protected Withdrawal Value is $125,000 and the Account Value is $120,000. Assuming $15,000 is withdrawn from the Annuity on that same October 3rd and is designated as a Non-Lifetime Withdrawal, all guarantees associated with Spousal Highest Daily Lifetime Income v2.1 will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.
Here is the Calculation:
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Withdrawal amount	$15,000
Divided by Account Value before withdrawal	$120,000
Equals ratio	12.50%
All guarantees will be reduced by the above ratio (12.50%)
Protected Withdrawal Value	$109,375
Required Minimum Distributions
See the sub-section entitled “Required Minimum Distributions” in the prospectus section above concerning Highest Daily Lifetime Income v2.1 for a discussion of the relationship between the RMD amount and the Annual Income Amount.
Benefits Under Spousal Highest Daily Lifetime Income v2.1
•To the extent that your Account Value was reduced to zero as a result of cumulative Lifetime Withdrawals in an Annuity Year that are less than or equal to the Annual Income Amount, and amounts are still payable under Spousal Highest Daily Lifetime Income v2.1, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the designated lives to die, and will continue to make payments until the death of the second designated life. After the Account Value is reduced to zero, you are not permitted to make additional Purchase Payments to your Annuity. To the extent that cumulative partial withdrawals in an Annuity Year exceed the Annual Income Amount (“Excess Income”) and reduce your Account Value to zero, Spousal Highest Daily Lifetime Income v2.1 terminates, we will make no further payments of the Annual Income Amount and no additional Purchase Payments will be permitted. However, if a partial withdrawal in the latter scenario was taken to satisfy a Required Minimum Distribution (as described above) under the Annuity then the benefit will not terminate, and we will continue to pay the Annual Income Amount in subsequent Annuity Years until the death of the second designated life.
•Please note that if your Account Value is reduced to zero, all subsequent payments will be treated as annuity payments. Further, payments that we make under this benefit after the Latest Annuity Date will be treated as annuity payments. Also, any Death Benefit will terminate if withdrawals reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount.
•If annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving annuity payments and there is an Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:
(1)apply your Account Value, less any applicable state required premium tax, to any annuity option available; or
(2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the designated lives to die, and will continue to make payments until the death of the second designated life. If, due to death of a designated life or divorce prior to Annuitization, only a single designated life remains, then annuity payments will be made as a life annuity for the lifetime of the designated life. We must receive your request in a form acceptable to us at our Service Center. If applying your Account Value, less any applicable tax charges, to our current life only (or joint life, depending on the number of designated lives remaining) annuity payment rates results in a higher annual payment, we will give you the higher annual payment.
•In the absence of an election when mandatory annuity payments are to begin, we currently make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with eight payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the certain period in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable IRS tables). The amount that will be applied to provide such annuity payments will be the greater of:
(1)the present value of the future Annual Income Amount payments (if no Lifetime Withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first Lifetime Withdrawal on the date the annuity payments are to begin). Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
(2)the Account Value.
Other Important Considerations
•Withdrawals under the Spousal Highest Daily Lifetime Income v2.1 benefit are subject to all of the terms and conditions of the Annuity, including any applicable CDSC for the Non-Lifetime Withdrawal as well as partial withdrawals that exceed the Annual Income Amount. If you have an active systematic withdrawal program running at the time you elect this benefit, the first systematic withdrawal that processes after your election of the benefit will be deemed a Lifetime Withdrawal. Withdrawals made while Spousal Highest Daily Lifetime Income v2.1 is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Any withdrawals made under the benefit will be taken on
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a proportional basis from the Sub-accounts (including the AST Investment Grade Bond Sub-account). If you have an active systematic withdrawal program running at the time you elect this benefit, the program must withdraw funds on a proportional basis.
•Any Lifetime Withdrawal that does not cause cumulative withdrawals in that Annuity Year to exceed your Annual Income Amount is not subject to a CDSC, even if the total amount of such withdrawals in any Annuity Year exceeds the maximum Charge Free Withdrawal Amount. For example, if your Charge Free Withdrawal Amount is $10,000 and your Annual Income Amount is $11,000, withdrawals of your entire Annual Income Amount in any Annuity Year would not trigger a CDSC. If you withdrew $12,000, however, $1,000 would be subject to a CDSC.
•You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals early, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy, and you will be using an optional benefit for which you are paying a charge. On the other hand, you could limit the value of the benefit if you begin taking withdrawals too soon. For example, withdrawals reduce your Account Value and may limit the potential for increasing your Protected Withdrawal Value. You should discuss with your financial professional when it may be appropriate for you to begin taking Lifetime Withdrawals.
•You cannot allocate Purchase Payments or transfer Account Value to or from the AST Investment Grade Bond Sub-account. A summary description of the AST Investment Grade Bond Portfolio appears in “Appendix A.” In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to https://www.prudential.com/personal/annuities/annuity-prospectuses.
•Transfers to and from the Permitted Sub-accounts, and the AST Investment Grade Bond Sub-account triggered by the predetermined mathematical formula will not count toward the maximum number of free transfers allowable under an Annuity.
•Upon election of the benefit, 100% of your Account Value must be allocated to the Permitted Sub-accounts. We may amend the Permitted Sub-accounts from time to time. Changes to Permitted Sub-accounts, or to the requirements as to how you may allocate your Account Value with this benefit, will apply to new elections of the benefit and may apply to current participants in the benefit. To the extent that changes apply to current participants in the benefit, they will apply only upon re-allocation of Account Value, to any additional Purchase Payments that are made after the changes have gone into effect. That is, we will not require such current participants to re-allocate Account Value to comply with any new requirements.
•If you elected this benefit, you may be required to reallocate to different Sub-accounts if you are currently invested in non-Permitted Sub-accounts. On the Valuation Day we receive your request in Good Order, we will (i) sell Units of the non-Permitted Sub-accounts and (ii) invest the proceeds of those sales in the Permitted Sub-accounts that you have designated. During this reallocation process, your Account Value allocated to the Sub-accounts will remain exposed to investment risk, as is the case generally. The newly-elected benefit will commence at the close of business on the following Valuation Day. Thus, the protection afforded by the newly-elected benefit will not begin until the close of business on the following Valuation Day.
•Any Death Benefit will terminate if withdrawals taken under Spousal Highest Daily Lifetime Income v2.1 reduce your Account Value to zero. This means that any Death Benefit is terminated and no Death Benefit is payable if your Account Value is reduced to zero as the result of either a withdrawal in excess of your Annual Income Amount or less than or equal to, your Annual Income Amount. (See “Death Benefit” for more information.)
Charge for Spousal Highest Daily Lifetime Income v2.1
The maximum charge for Spousal Highest Daily Lifetime Income v2.1 is 2.00% annually of the greater of the Account Value and Protected Withdrawal Value. As discussed in “Highest Daily Auto Step-Up” above, we may increase the fee upon a step-up under this benefit. We deduct this charge on quarterly anniversaries of the benefit effective date, based on the values on the last Valuation Day prior to the quarterly anniversary. Thus, we deduct, on a quarterly basis, 0.50% of the greater of the prior Valuation Day’s Account Value, or the prior Valuation Day’s Protected Withdrawal Value. We deduct the fee on a proportional basis from each of your Sub-accounts, including the AST Investment Grade Bond Sub-account. You will begin paying this charge as of the effective date of the benefit even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments.
If the deduction of the charge would result in the Account Value falling below the lesser of $500 or 5% of the sum of the Account Value on the effective date of the benefit plus all Purchase Payments made subsequent thereto (we refer to this as the “Account Value Floor”), we will only deduct that portion of the charge that would not cause the Account Value to fall below the Account Value Floor. If the Account Value on the date we would deduct a charge for the benefit is less than the Account Value Floor, then no charge will be assessed for that benefit quarter. Charges deducted upon termination of the benefit may cause the Account Value to fall below the Account Value Floor. If a charge for Spousal Highest Daily Lifetime Income v2.1 would be deducted on the same day we process a withdrawal request, the charge will be deducted first, then the withdrawal will be processed. The withdrawal could cause the Account Value to fall below the Account Value Floor. While the deduction of the charge (other than the final charge) may not reduce the Account Value to zero, a withdrawal that is not a withdrawal of Excess Income may reduce the Account Value to zero. If the Account Value is reduced to zero as a result of a partial withdrawal that is not a withdrawal of Excess Income and the Annual Income Amount is greater than zero, we will make payments under the benefit.
Election of and Designations under the Benefit
Spousal Highest Daily Lifetime Income v2.1 can only be elected based on two designated lives. Designated lives must be natural persons who are each other’s spouses at the time of election of the benefit. Currently, Spousal Highest Daily Lifetime Income v2.1 only may be elected if the Owner, Annuitant, and Beneficiary designations are as follows:
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•One Annuity Owner, where the Annuitant and the Owner are the same person and the sole Beneficiary is the Owner’s spouse. Each Owner/Annuitant and the Beneficiary must be at least 50 years old at the time of election; or
•Co-Annuity Owners, where the Owners are each other’s spouses. The Beneficiary designation must be the surviving spouse, or the spouses named equally. One of the Owners must be the Annuitant. Each Owner must be at least 50 years old at the time of election; or
•One Annuity Owner, where the Owner is a Custodial Account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”), the Beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Each of the Annuitant and the Contingent Annuitant must be at least 50 years old at the time of election.
We do not permit a change of Owner under this benefit, except as follows: (a) if one Owner dies and the surviving spousal Owner assumes the Annuity, or (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of Beneficiary designations under this benefit. However if the Beneficiary is changed, the benefit may not be eligible to be continued upon the death of the first designated life. A change in designated lives will result in cancellation of Spousal Highest Daily Lifetime Income v2.1. If the designated lives divorce, Spousal Highest Daily Lifetime Income v2.1 may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new designated life upon re-marriage. Our current administrative procedure is to treat the division of an Annuity as a withdrawal from the existing Annuity. Any applicable CDSC will apply to such a withdrawal. The Non-Owner spouse may then decide whether he or she wishes to use the withdrawn funds to purchase a new Annuity, subject to the rules that are current at the time of purchase.
Spousal Highest Daily Lifetime Income v2.1 can be elected at the time that you purchase your Annuity or after the Issue Date, subject to its availability. Effective December 31, 2020, we no longer allow elections of this benefit. If you elect Spousal Highest Daily Lifetime Income v2.1 and terminate it, you cannot re-elect it. See “Termination of Existing Benefits and Election of New Benefits” for information pertaining to elections, termination and re-election of benefits. Please note that if you terminate a living benefit and elect Spousal Highest Daily Lifetime Income v2.1, you lose the guarantees that you had accumulated under your existing benefit, and your guarantees under Spousal Highest Daily Lifetime Income v2.1 will be based on your Account Value on the effective date of Spousal Highest Daily Lifetime Income v2.1. You and your financial professional should carefully consider whether terminating your existing benefit is appropriate for you. In purchasing the Annuity and selecting benefits, you should consider that there is no guarantee that any benefit will be available for election at a later date.
If you wish to elect this benefit and you are currently participating in a systematic withdrawal program, amounts withdrawn under the program must be taken on a proportional basis from your Annuity’s Sub-accounts (i.e., in direct proportion to the proportion that each such Sub-account bears to your total Account Value) in order for you to be eligible for the benefit. Thus, you may not elect Spousal Highest Daily Lifetime Income v2.1 so long as you participate in a systematic withdrawal program in which withdrawals are not taken on a proportional basis.
Termination of the Benefit
You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and you cannot re-elect the benefit.
The benefit automatically terminates upon the first to occur of the following:
(i)upon our receipt of Due Proof of Death of the first designated life, if the surviving spouse opts to take the death benefit under the Annuity (rather than continue the Annuity) or if the surviving spouse is not an eligible designated life;
(ii)upon the death of the second designated life;
(iii)your termination of the benefit;
(iv)your surrender of the Annuity;
(v)the Latest Annuity Date or your election to begin receiving annuity payments (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount);
(vi)both the Account Value and Annual Income Amount equal zero due to a withdrawal of Excess Income;
(vii)you allocate or transfer any portion of your Account Value to any Sub-account(s) to which you are not permitted to electively allocate or transfer Account Value;* or
(viii)you cease to meet our requirements as described in “Election of and Designations under the Benefit” above or if we process a requested change that is not consistent with our allowed Owner, Annuitant or Beneficiary designations.*
*    Prior to terminating a benefit, we will send you written notice and provide you with an opportunity to reallocate amounts to the Permitted Sub-accounts or change your designations, as applicable.
“Due Proof of Death” is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claim forms
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from at least one Beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Upon termination of Spousal Highest Daily Lifetime Income v2.1 other than upon the death of the second Designated Life or Annuitization, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. This final charge will be deducted even if it results in the Account Value falling below the Account Value Floor. However, if the amount in the Sub-accounts is not enough to pay the charge, we will reduce the fee to no more than the amount in the Sub-accounts. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the Permitted Sub-accounts, and (ii) unless you are participating in an asset allocation program, transfer all amounts held in the AST Investment Grade Bond Sub-account to your variable Investment Options, on a proportional basis (i.e. in the same proportion as the current balances in your variable Investment Options). If, prior to the transfer from the AST Investment Grade Bond Sub-account, the Account Value in the variable Investment Options is zero, we will transfer such amounts to the AST Government Money Market Sub-account.
How Spousal Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account
See “How Highest Daily Lifetime Income v2.1 Transfers Account Value Between Your Permitted Sub-accounts and the AST Investment Grade Bond Sub-account” in the discussion of Highest Daily Lifetime Income v2.1 above for information regarding this component of the benefit.
Additional Tax Considerations
Please see the “Additional Tax Considerations” section under Highest Daily Lifetime Income v2.1 above.
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DEATH BENEFITS
TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT
Each Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant's death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.
Where an Annuity is issued to a trust and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the oldest grantor is designated as the Annuitant. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as either joint Annuitants during the Accumulation Period or Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value may be reduced by the total insurance charge and may be subject to Sub-account fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries.
We determine the amount of the Death Benefit as of the date we receive “Due Proof of Death.” Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of all eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefits.
Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary – see “Payment of Death Benefit” below).
After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the AST Government Money Market Sub-account. However, between the date of death and the date that we transfer any remaining Death Benefit to the AST Government Money Market Sub-account, the amount of the Death Benefit may be impacted by the insurance charge and may be subject to Sub-account fluctuations.
No Death Benefit will be payable if the Annuity terminates because your Account Value reaches zero (which can happen if, for example, you are taking withdrawals under an optional living benefit).
EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
There are certain exceptions to the amount of the Death Benefit.
Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the Account Value on the date we receive Due Proof of Death (i.e., we would not pay the "Return of Adjusted Purchase Payment" amount defined below).
Death Benefit Suspension Period. You also should be aware that there is a Death Benefit suspension period. If the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter), the Death Benefit will be suspended for a two year period starting from the date that person first became Owner or Annuitant. This suspension would not apply if the ownership or Annuitant change was the result of Spousal Continuation or death of the prior Owner or Annuitant. While the two year suspension is in effect, any applicable charge will continue to apply but the Death Benefit amount will equal the Account Value. After the two-year suspension period is completed, the Death Benefit is the same as if the suspension period had not been in force. See “Change of Owner, Annuitant and Beneficiary Designations” in “Managing Your Annuity” with regard to changes of Owner or Annuitant that are allowable.
BASIC DEATH BENEFIT AMOUNT
The Annuity provides a Death Benefit at no additional charge. The amount of the Death Benefit is equal to the greater of:
•The Return of Adjusted Purchase Payment amount, defined as the sum of all Purchase Payments you have made since the Issue Date of the Annuity until the date of Due Proof of Death, reduced by withdrawals as described below (currently, there are no charges that reduce Purchase Payments, for purposes of the Return of Adjusted Purchase Payment amount); and
•Your Account Value.
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Impact of Withdrawals on Death Benefit Amount
Partial withdrawals reduce the Return of Adjusted Purchase Payment amount. The calculation utilized to reduce the Return of Adjusted Purchase Payment amount is dependent upon whether or not either Highest Daily Lifetime Income v2.1 or Spousal Highest Daily Lifetime Income v2.1 is in effect on the date of the withdrawal. Initially, the Return of Adjusted Purchase Payment amount is equal to the sum of all “adjusted” Purchase Payments (i.e., the amount of Purchase Payments we receive, less any fees or tax charges deducted from Purchase Payments upon allocation to the Annuity) allocated to the Annuity on its Issue Date. Thereafter, the Return of Adjusted Purchase Payments Amount is:
(1)Increased by any additional adjusted Purchase Payments allocated to the Annuity, and
(2)Reduced for any partial withdrawals. The method of reduction depends on whether or not any Highest Daily Lifetime Income v2.1 Benefit is in effect on the date the withdrawal is made and the amount of the withdrawal, as described below.
(i)If either Highest Daily Lifetime Income v2.1 or Spousal Highest Daily Lifetime Income v2.1 is in effect on the date the partial withdrawal is made, a Non-Lifetime Withdrawal, as defined under the benefit, will proportionally reduce the Return of Adjusted Purchase Payments amount (i.e., by the ratio of the amount of the withdrawal to the Account Value immediately prior to the withdrawal). Any Lifetime Withdrawal that is not deemed Excess Income, as those terms are described in the benefit, will cause a dollar-for-dollar basis reduction to the Return of Adjusted Purchase Payments amount. All or any portion of a Lifetime Withdrawal in an Annuity Year that is deemed Excess Income, as defined in the benefit, will cause a proportional basis reduction to the Return of Adjusted Purchase Payments amount (i.e., by the ratio of the amount of the withdrawal to the Account Value immediately prior to the withdrawal).
(ii)If neither Highest Daily Lifetime Income v2.1 nor Spousal Highest Daily Lifetime Income v2.1 is in effect on the date the partial withdrawal is made, the withdrawal will cause a proportional basis reduction to the Return of Adjusted Purchase Payments Amount (i.e., by the ratio of the amount of the withdrawal to the Account Value immediately prior to the withdrawal).
Please be advised that a partial withdrawal that occurs on the same date as the effective date of Highest Daily Lifetime Income v2.1 or Spousal Highest Daily Lifetime Income v2.1 will be treated as if such benefit were in effect at the time of the withdrawal, for purposes of calculating the Return of Adjusted Purchase Payments amount. Further, if you terminate Highest Daily Lifetime Income v2.1 or Spousal Highest Daily Lifetime Income v2.1, and also take a withdrawal on that date, then the withdrawal will be treated as if such benefit were NOT in effect at the time of the withdrawal.
Here is an example of how the Death Benefit is calculated if you elected the Highest Daily Lifetime Income v2.1 or Spousal Highest Daily Lifetime Income v2.1:
The contract was issued with Purchase Payments totaling $100,000 but, due to negative Sub-account performance, the Account Value had decreased to $80,000. If the Owner died, the death benefit would still be $100,000. This amount, however, is reduced when you make a withdrawal from the contract. If the contract Owner had withdrawn 5% of the remaining $80,000 as a Lifetime Withdrawal that is not considered Excess Income, the death benefit would be reduced by $4,000 ($80,000 x .05% = $4,000). Since the death benefit had been $100,000, it would now be $96,000. However, if the contract Owner had withdrawn 50% of the remaining $80,000 as a Non-Lifetime Withdrawal or an Excess Income, the death benefit would also be reduced by 50%. Since the death benefit had been $100,000, it would now be $50,000.
Here is an example of how the Death Benefit is calculated if neither benefit is effective on the date of the withdrawals:
The contract was issued with Purchase Payments totaling $100,000 but, due to negative Sub-account performance, the Account Value had decreased to $80,000. If the Owner died, the death benefit would still be $100,000. This amount, however, is reduced proportionally when you make a withdrawal from the contract. If the contract Owner had withdrawn 50% of the remaining $80,000, the death benefit would also be reduced by 50%. Since the death benefit had been $100,000, it would now be $50,000.
SPOUSAL CONTINUATION OF ANNUITY
Unless you designate a Beneficiary other than your spouse, upon the death of either spousal Owner, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. The Account Value as of the date of Due Proof of Death will be equal to the Death Benefit that would have been payable. Any amount added to the Account Value will be allocated to the Sub-accounts (if you participate in an optional living benefit, such amount will not be directly added to the AST Investment Grade Bond Sub-account used by the benefit, but may be reallocated by the predetermined mathematical formula on the same day). No CDSC will apply to Purchase Payments made prior to the effective date of a spousal continuation. However, any additional Purchase Payments made after the date the spousal continuation is effective will be subject to all provisions of the Annuity, including the CDSC when applicable. For purposes of calculating the CDSC to which Purchase Payments made after spousal continuation may be subject, we employ the same CDSC schedule in the same manner as for Purchase Payments made prior to spousal continuation. Moreover, to calculate the CDSC applicable to the withdrawal of a Purchase Payment made by the surviving spouse, we would consider cumulative Purchase Payments made both before, on and after the date of spousal continuation. We will impose the Premium Based Charge on all Purchase Payments (whether received before, on or after the date of spousal continuation) according to the same schedule used prior to spousal continuation. To calculate the Premium Based Charge applicable to Purchase Payments after the date of spousal continuation, we would consider cumulative Purchase Payments made both before, on and after the date of spousal continuation.
Subsequent to spousal continuation, the Death Benefit will be equal to the greater of:
•The Account Value on Due Proof of Death of the surviving spouse; and
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•The Return of Adjusted Purchase Payments amount (as described above). However, upon spousal continuation, we reset the Return of Adjusted Purchase Payments amount to equal the Account Value. Any subsequent additional Purchase Payments or partial withdrawals would affect the Return of Adjusted Purchase Payments amount as described above.
Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.
We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date. However, upon such a spousal continuation, annuity payments would begin immediately.
 A surviving spouse’s ability to continue ownership of the Annuity may be impacted by the Defense of Marriage Act (see “Managing Your Annuity – Spousal Designations”). Please consult your tax or legal adviser for more information about such impact in your state.
PAYMENT OF DEATH BENEFIT
Alternative Death Benefit Payment Options – Annuities Owned By Individuals (Not Associated with Tax-favored Plans)
Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent’s death before the Annuity Date, the Death Benefit must be distributed:
•within five (5) years of the date of death (the “5 Year Deadline”); or
•as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.
If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans
The Code provides for alternative death benefit payment options when a contract is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the contract and receive Required Minimum Distributions under the contract, instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated Beneficiary and whether the Beneficiary is your surviving spouse.
For deaths occurring after 2019, H.R. 1865, the Further Consolidated Appropriations Act of 2020 (which includes the "Setting Every Community Up for Retirement Enhancement" Act (SECURE Act)), impacts defined contribution plans and IRA balances death benefits paid starting in 2020. if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, the new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
•If you die after a designated Beneficiary has been named, the death benefit must be fully distributed by December 31st of the year including the ten year anniversary of the date of death (the “Qualified Ten-Year Deadline”) with the exception of “eligible designated beneficiaries.” ”Eligible designated beneficiaries” may elect periodic payments not extending beyond the life expectancy of the eligible designated Beneficiary (provided such payments begin by December 31st of the year following the year of death). Eligible designated beneficiaries generally include any designated Beneficiary who is your surviving spouse, your child who has not reached majority, disabled and chronically ill beneficiaries (as specified by the Code) and any Beneficiary who is not more than 10 years younger than you. In the case of a child who has not attained the age of majority, the Qualified Ten Year Deadline would apply as of the date the child attains the age of majority. The determination of whether a designated Beneficiary is an eligible designated Beneficiary shall be made as of the date of your death.
•If the eligible designated Beneficiary does not begin installments by December 31st of the year following the year of death, then we require that the Beneficiary take the Death Benefit by the Qualified Ten-Year Deadline. However, if your surviving spouse is the Beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31st of the year following the year of death, or December 31st of the year in which you would have reached age 72, whichever is later. Additionally, if the Death Benefit is solely payable to (or for the benefit of) your surviving spouse, then the Annuity may be continued with your spouse as the Owner.
•If you die before a designated Beneficiary is named, and your Beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed as follows:
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•If death occurs before the date Minimum Distributions must begin under the Code, the Death Benefit can be paid out in either a lump sum, by December 31st of the year that includes five year anniversary of the date of death,
•If death occurs after the date Minimum Distributions must begin under the Code, the Death Benefit must be paid out at least as rapidly as under the method then in effect.
•Where multiple Beneficiaries have been named and at least one of the Beneficiaries does not qualify as a designated Beneficiary and the account has not been divided into Separate Accounts by December 31st of the year following the year of death, such Annuity is deemed to have no designated Beneficiary.
For more information, see “Tax Considerations.” You may wish to consult a professional tax advisor about the federal income tax consequences of your Beneficiary designations.
Designated Beneficiaries may be eligible for the IRA Beneficiary Continuation Option; however, distribution periods may be limited by applicable tax law as stated above. Beneficiaries should consult a professional tax advisor about the federal income tax consequences of distribution options.
Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.
If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. See the “Tax Considerations” and consult your tax adviser.
BENEFICIARY CONTINUATION OPTION
Instead of receiving the Death Benefit in a single payment, or under an Annuity Option, a Beneficiary may take the Death Benefit under an alternative Death Benefit payment option, as provided by the Code and described above under the sections titled “Payment of Death Benefit” and “Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans.” This “Beneficiary Continuation Option” is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)) and nonqualified Annuities. Under the Beneficiary Continuation Option:
•The Beneficiary must apply at least $15,000 to the Beneficiary Continuation Option (thus, the Death Benefit amount payable to each Beneficiary must be at least $15,000).
•The Annuity will be continued in the Owner’s name, for the benefit of the Beneficiary.
•Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the assets allocated to the Sub-accounts. The charge is 1.00% per year.
•Beginning on the date we receive an election by the Beneficiary to take the Death Benefit in a form other than a lump sum, the Beneficiary will incur an Annual Maintenance Fee equal to the lesser of $30 or 2% of Account Value. The fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
•The initial Account Value will be equal to any Death Benefit that would have been payable to the Beneficiary if the Beneficiary had taken a lump sum distribution.
•The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-accounts may not be available.
•The Beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
•No additional Purchase Payments can be applied to the Annuity. Multiple death benefits cannot be combined in a single Beneficiary Continuation Option.
•Premium Based Charges will no longer apply.
•The Death Benefit and any optional benefits elected by the Owner will no longer apply to the Beneficiary.
•The Beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the Beneficiary’s withdrawal rights.
•Withdrawals are not subject to CDSC.
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•Upon the death of the Beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the Beneficiary (successor), unless the successor chooses to continue receiving payments through a Beneficiary Continuation Option established for the successor.
•If the Beneficiary elects to receive the death benefit proceeds under the Beneficiary Continuation Option, we must receive the election in Good Order at least 14 days prior to the first required distribution. If, for any reason, the election impedes our ability to complete the first distribution by the required date, we will be unable to accept the election.
We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a Beneficiary under the Beneficiary Continuation Option.
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VALUING YOUR INVESTMENT
VALUING THE SUB-ACCOUNTS
When you allocate Account Value to a Sub-account, you are purchasing Units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the Sub-account fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the insurance charge, and if you elected one or more optional benefits whose annualized charge is deducted daily, the additional charge for such benefits.
Each Valuation Day, we determine the price for a Unit of each Sub-account, called the “Unit Price” or "Unit Value". The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day. There may be several different Unit Prices for each Sub-account to reflect the insurance charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity.
Example
Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.
PROCESSING AND VALUING TRANSACTIONS
Pruco Life of New Jersey is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-business day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life of New Jersey will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
•trading on the NYSE is restricted;
•an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or
•the SEC, by order, permits the suspension or postponement for the protection of security holders.
In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
Initial Purchase Payments: We no longer allow new purchases of this Annuity. We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Center. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days.
With respect to your initial Purchase Payment and any additional Purchase Payments pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to Sub-account fluctuations during that period.
As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that customer funds will be deposited in a segregated bank account and held by the insurer until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection. In addition, the insurer must promptly return the customer's funds at the customer's request prior to the firm's principal approval or upon the firm's rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract Owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to claims of our general creditors.
Additional Purchase Payments: We will apply any additional Purchase Payments as of the Valuation Day that we receive the Purchase Payment at our Service Center in Good Order. We may limit, restrict, suspend or reject any additional Purchase Payments at any time. See “Additional Purchase Payments” under “Purchasing Your Annuity” earlier in this prospectus. Purchase Payments at any time. With respect to your additional Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may
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earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to Sub-account fluctuations during that period. Additionally, effective December 31, 2020, additional Purchase Payments are not permitted after the first anniversary of the election of any optional benefit.
Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Automatic Rebalancing, Systematic Withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Sub-accounts only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day. In addition, if: you are taking your Annual Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.
Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for partial withdrawals or charge free withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner's signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the financial professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in “Processing And Valuing Transactions.”
Medically-Related Surrenders & Death Benefits: Medically-Related Surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Center in Good Order all supporting documentation we require for such transactions.
We generally pay any surrender request or death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Center.
Termination of Optional Benefits: For the Highest Daily Lifetime Income v2.1 benefits, if the benefit terminates for any reason other than death or Annuitization, we will deduct a final charge upon termination, based on the number of days since the charge for the benefit was most recently deducted.
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TAX CONSIDERATIONS
The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax adviser regarding the application of law to individual circumstances. Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
On advisory products, you may establish an advisory fee deduction program for a qualified or non-qualified Annuity with no living benefit such that charges for investment advisory fees are not taxable to the Annuity Owner.  Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a non-qualified Annuity to be treated as not taxable. Charges for investment advisory fees that are taken from a qualified or non-qualified Annuity with a living benefit are treated as a partial withdrawal from the Annuity and will be tax reported as such to the Annuity Owner.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Nonqualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NONQUALIFIED ANNUITIES
In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, an Annuity issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount subject to tax under the rules described below. We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if your non-qualified Annuity satisfies the requirements of a Private Letter Ruling issued to us by the Internal Revenue Services (“IRS”). In accordance with the PLR, advisory fee payments from your non-qualified Annuity are treated as an expense as long as your advisor attests to Prudential that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the advisor for fees related to investment advice and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity.
It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to a 10% additional tax. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts purchased prior to August 14, 1982. Withdrawals are treated as a return of cost basis in the Annuity first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982 is not subject to the 10% additional tax.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. This rule does not apply if you transfer the Annuity to your spouse or under most circumstances if you transfer the Annuity incident to divorce.
If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax.
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Taxes on Annuity Payments
If you select an annuity payment option as described in the Access to Account Value section earlier in this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount. Under the Tax Cuts and Jobs Act of 2017, this deduction is suspended until after 2025.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Maximum Annuity Date
You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
We do not currently permit partial Annuitization.
Medicare Tax on Net Investment Income
The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $13,450 for estates and trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
10% Additional Tax for Early Withdrawal from a Nonqualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from your Nonqualified Annuity. Amounts are not subject to this additional tax if:
•the amount is paid on or after you reach age 59½;
•the amount is paid on or after your death (or the death of the Annuitant when the Owner is not an individual);
•the amount received is attributable to your becoming disabled (as defined in the Code);
•generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59½ or five years and modification of payments during that time period will result in retroactive application of the 10% additional tax); or
•the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, Annuity or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% additional tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial Annuity or receiving Annuity within 180 days of the date on which the partial exchange was completed (other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction, as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax adviser before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, Annuity or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.
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Taxes Payable by Beneficiaries for a Nonqualified Annuity
If an Owner dies before the Annuity Date, the Death Benefit distributions are subject to ordinary income tax to the extent the distribution exceeds the cost basis in the Annuity. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:
•As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.
•Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted to be paid to Beneficiaries under our Annuity contracts..
•Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.
After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining investment in the contract is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Considerations for Contingent Annuitants: We may allow the naming of a Contingent Annuitant when a Nonqualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account (as defined earlier in this prospectus). In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a Contingent Annuitant when a Nonqualified Annuity is held by an entity Owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the Contingent Annuitant.
Reporting and Withholding on Distributions
Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment apply default withholding under the applicable tax rules unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States or do not provide a U.S. taxpayer identification number, we are required to withhold income tax.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of income taxes (including any estimated taxes that may be due) on the taxable portion of annuity distributions. You should consult with your tax adviser regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.
Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation, partnership), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisers whether election of such optional living or death benefits violates their fiduciary duty to the remainder Beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity is generally not considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Nonqualified Annuity held by a natural person, provided that all grantors of the trust are natural persons. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death (or the Annuitant's death in certain instances) under Section 72(s) of the Code. See the “Death Benefits” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
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Annuity Qualification
Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Sub-accounts Nonqualified Annuity must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the variable Investment Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the Owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an Annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable Annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Nonqualified Annuity. Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Nonqualified Annuities owned by a non-natural person, the required distribution rules generally apply upon the death of the Annuitant. This means that for an Annuity held by a non-natural person (such as a trust) for which there is named a Co-Annuitant, then such required distributions will be triggered by the death of the first Co-Annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.
QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Nonqualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may have been purchased for use in connection with:
•Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;
•Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;
•A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
•H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
•Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);
•Section 457 plans (subject to 457 of the Code).
A Nonqualified Annuity may have been purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
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You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. Contribution amounts are indexed for inflation. Go to www.irs.gov for the contribution limits for each year. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year.The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation. The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule. There is no age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.
Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
•You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);
•Your rights as Owner are non-forfeitable;
•You cannot sell, assign or pledge the Annuity;
•The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);
•The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age 72; and
•Death and annuity payments must meet Required Minimum Distribution rules described below.
Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described earlier regarding an Annuity in the Nonqualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
•A 10% early withdrawal additional tax described below;
•Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or
•Failure to take a Required Minimum Distribution, also described below.
Simplified Employee Pensions (SEP). SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
•If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) the annual employer contribution limit as indexed for inflation, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. Go to www.irs.gov for the current year contribution limit and compensation limit.
•SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
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•SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals from employee income. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. with the employer making these contributions to the SEP. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year are permitted to contribute an additional catch up contribution amount. These amounts are indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Not all Annuities issued by us are available for SARSEPs. You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.
ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
•Contributions to a Roth IRA cannot be deducted from your gross income;
•“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
•If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the Owner’s lifetime.
Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA, employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA; or, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a "conversion"). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax).
The Code also permits the recharacterization of current year contribution amounts from a traditional IRA, SEP, or SIMPLE IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions).
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:
•Your attainment of age 59½;
•Your severance of employment;
•Your death;
•Your total and permanent disability; or
•Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).
In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 72 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer
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contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification
You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 72 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner. Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other Annuities you may own. If a trustee to trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply.
Charitable IRA Distributions.
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA Owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2) the total amount of reductions for all tax years preceding the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For Owner and Beneficiary deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
The information provided below applies to Owner and Beneficiary deaths after 2019. In addition, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this new law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this new law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
•Death before your required beginning date. If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or
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some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin within one year of your death and continuing over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses, see “Spousal Continuation” below.
Death on or after your required beginning date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors, EDBs who are older than the Owner, and Beneficiaries that are not individuals.
Annuity payments. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.
Other rules. The new post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as rapidly rule, any remaining interest must be distributed within 10 year of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
•Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA, subject to the new rules under the regulations.
The post-death distribution requirements are complex and unclear in numerous respects. Treasury has issued proposed regulations that may impact these required minimum distribution requirements for calendar years on or after January 1, 2022. Prudential reserves the right to make changes in order to comply with the proposed regulations, or any final regulations published in the future. Any such changes will apply uniformly to affected Owners or Beneficiaries and will be made with such notice to affected Owners or Beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
Unless payments are being made in the form of an annuity, a Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the required beginning date.
10% Additional Tax for Early Withdrawals from a Qualified Annuity You may owe a 10% additional tax on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan. Amounts are not subject to this additional tax if:
•the amount is paid on or after you reach age 59½ or die;
•the amount received is attributable to your becoming disabled; or
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•generally the amount paid or received is in the form of substantially equal payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59½ or five years. Modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional tax.)
Other exceptions to this tax may apply. You should consult your tax adviser for further details.
Withholding
For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
•For any annuity payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules; and
•For all other distributions, we will withhold at a 10% rate.
If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. In addition, if you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax adviser to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.
Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country.
CARES Act impacts. In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans, including a 2020 Required Minimum Distribution waiver, plan loan relief and special rules that applied to coronavirus related distributions. While most provisions applied only to 2020, certain items impact future years as well.
Repayments of Coronavirus Related Distributions: Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs made at any time on or after January 1, 2020 and before December 31, 2020. Coronavirus related distributions are permitted to be recontributed to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax adviser if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require
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all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract. Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.
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OTHER INFORMATION
HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Website at http://www.prudential.com/personal/annuities/annuity-prospectuses or any other electronic means. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, such as the Annual Maintenance Fee, systematic withdrawals (including 72(t) payments and required minimum distributions), bank drafting, dollar cost averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report.
Any errors or corrections on transactions for your Annuity must be reported to us at our Office as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 30 days from the date you receive the confirmation. For transactions that are first confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 30 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 30-day period. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Website or other electronic means.
Beginning on January 1, 2021, paper copies of the annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports will be made available on our website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
WHAT IS PRUCO LIFE OF NEW JERSEY?
Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states. Pruco Life of New Jersey is AN INDIRECT wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. No company other than Pruco Life of New Jersey has any legal responsibility to pay amounts that it owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit exceeds your current Account Value, you would rely solely on the ability of Pruco Life of New Jersey to make payments under the benefit out of its own assets. As Pruco Life of New Jersey’s ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life of New Jersey.
Pruco Life of New Jersey incorporates by reference into the prospectus its latest annual report on Form 10-K filed pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (Exchange Act) since the end of the fiscal year covered by its latest annual report. In addition, all documents subsequently filed by Pruco Life of New Jersey pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act also are incorporated into the prospectus by reference. Pruco Life of New Jersey will provide to each person, including any beneficial Owner, to whom a prospectus is delivered, a copy of any or all of the information that has been incorporated by reference into the prospectus but not delivered with the prospectus. Such information will be provided upon written or oral request at no cost to the requester by writing to Pruco Life Insurance Company of New Jersey, One Corporate Drive, Shelton, CT 06484 or by calling 1-888-PRU-2888. Pruco Life of New Jersey files periodic reports as required under the Exchange Act. The SEC maintains an Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the SEC (see www.sec.gov). Our internet address is www.prudential.com.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, Pruco Life of New Jersey delivers this prospectus to current contract Owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract Owners while outside of the United States.
Service Providers
Pruco Life of New Jersey conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life of New Jersey may change over time. As of December 31, 2021, non-affiliated entities that could be deemed service providers to Pruco Life of New Jersey and/or an affiliated insurer within the Pruco Life of New Jersey business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
Guidehouse	Claim related services	150 North Riverside Plaza, Suite 2100, Chicago, IL 60606
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Name of Service Provider	Services Provided	Address
National Financial Services	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
Open Text, Inc	Fax Services	100 Tri-State International Parkway, Lincolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	26 Dartmouth Street, Westwood, MA 02090
WHAT IS THE SEPARATE ACCOUNT?
We have established a Separate Account, the Pruco Life Insurance Company of New Jersey Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life of New Jersey and legally belong to us. Pruco Life of New Jersey segregates the Separate Account assets from all of its other assets. Thus, Separate Account assets that are held in support of the contracts are not chargeable with liabilities arising out of any other business we may conduct. The obligations under the Annuity are those of Pruco Life of New Jersey, which is the issuer of the Annuity and the depositor of the Separate Account. More detailed information about Pruco Life of New Jersey, including its audited financial statements, is provided in the Statement of Additional Information.
In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:
•offer new Sub-accounts, eliminate Sub-accounts, substitute Sub-accounts or combine Sub-accounts;
•close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;
•combine the Separate Account with other separate accounts;
•deregister the Separate Account under the Investment Company Act of 1940;
•manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;
•make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;
•establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;
•make any changes required by federal or state laws with respect to annuity contracts; and
•to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.
We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. We reserve the right to substitute underlying Portfolios, as allowed by applicable law. If investment in the Portfolios or a particular Portfolio is no longer possible, in our discretion becomes inappropriate for purposes the Annuity, or for any other rationale in our sole judgment, we may substitute another Portfolio or investment Portfolios without your consent. The substituted Portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.
If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable programs while an underlying fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us, your Account Value invested in such underlying fund will be transferred automatically to the designated surviving fund in the case of mergers, the replacement fund in the case of substitutions, and an available money market fund in the case of fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving fund, the replacement fund or a money market fund for any continued and future investments.
The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our general account and are subject to our claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The general account is subject to regulation and supervision by the New Jersey Department of Banking and Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.
Cyber Security Risks. We provide information about cyber security risks associated with this Annuity in the Statement of Additional Information.
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LEGAL STRUCTURE OF THE UNDERLYING PORTFOLIOS
Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act of 1940. Shares of the underlying Portfolios are sold to Separate Accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal Owner of the shares of the underlying Portfolios in which the Sub-accounts invest. However, under current SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the Separate Account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within our Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of contract holders who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available Variable Investment Options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Portfolios associated with the available Variable Investment Options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.
Similar Funds
The Portfolios are not publicly traded mutual funds. They are only available as Investment Options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuity are managed by the same adviser or subadviser as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account.
Material Conflicts
In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance and variable annuity Contract Owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:
(1)changes in state insurance law;
(2)changes in federal income tax law;
(3)changes in the investment management of any Variable Investment Option; or
(4)differences between voting instructions given by variable life insurance and variable annuity Contract Owners.
Fees and Payments Received by Pruco Life of New Jersey
As detailed below, Pruco Life of New Jersey and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisers and subadvisers. Because these fees and payments are made to Pruco Life of New Jersey and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us. For more information on factors we consider when selecting the Portfolios under the Annuity, see “Variable Investment Options” under “Investment Options” earlier in this prospectus.
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We receive Rule 12b-1 fees which compensate our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services (including recordkeeping services and the mailing of prospectuses and reports to Owners invested in the Portfolios). These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We also receive administrative services payments from the Portfolios or the advisers of the underlying Portfolios or their affiliates, which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.55% of the average assets allocated to the Portfolio under the Annuity (in certain cases, however, this amount may be equal to annual rate of 0.60% of the average assets allocated to the Portfolio). We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an adviser or subadviser of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser’s, subadviser’s or distributor’s participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributors and the amounts of such payments may vary between and among each adviser, subadviser, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. For the annual period ended December 31, 2021, with regard to the total annual amounts that were paid (or as to which a payment amount was accrued) under the kinds of arrangements described in this paragraph, the amounts for any particular adviser, subadviser or distributor ranged from $700 to $74,246. These amounts relate to all individual variable annuity contracts issued by Pruco Life of New Jersey or its affiliates, not only the Annuity covered by this prospectus.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of Investment Options within variable annuities or life insurance offered by different Prudential business units.
WHO DISTRIBUTES ANNUITIES OFFERED BY PRUCO LIFE OF NEW JERSEY?
Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuity offered through this prospectus. PAD acts as the distributor of several annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with both affiliated and unaffiliated broker/dealers who are registered under the Exchange Act (collectively, “Firms”). The affiliated broker-dealer, Pruco Securities, LLC is an indirect wholly-owned subsidiary of Prudential Financial that sells variable annuity and variable life insurance (among other products) through its registered representatives. Applications for each Annuity are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuity offered through this prospectus is an insurance product as well as security, all registered representatives who sell the Annuity are also appointed insurance agents o Pruco Life of New Jersey
In connection with the sale and servicing of the Annuity, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concessions, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuity according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 5.0%. In addition, we may pay trail commissions, equal to a percentage of the average Account Value or based on other criteria. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuity. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life of New Jersey products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life of New Jersey annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or the Annuity on a preferred or recommended company or product list and/or access to the Firm's registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the Annuity's features; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator;
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priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisers/subadvisers or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
The lists below includes the names of the Firms and Entities that we are aware (as of December 31, 2021) received compensation with respect to our annuity business generally during 2021 (or as to which a payment amount was accrued during 2021). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. The Annuity is also distributed by other selling Firms that previously were appointed only with our affiliate Prudential Annuities Life Assurance Corporation (“PALAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2021 retrospective depiction. During 2021, non-cash compensation received by Firms and Entities ranged from $3.13 to $8,675,066.21. During 2021, cash compensation received by Firms ranged from $3.13 to $11,802,788.26.
All of the Firms and Entities listed below received non-cash compensation during 2021. In addition, Firms in bold also received cash compensation during 2021.

AIM	Gateway Financial Advisors	PFG Advisors
AMERICAN PORTFOLIO FIN SVCS INC	Gradient Securities, LLC	Purshe Kaplan Sterling Investments
Arete Wealth Management	High Point Insurance	Retirement Advisors of the Southwest
AXA Advisors, LLC	Hightower Advisors, LLC	Retirement Wealth Management, LLC
Bank of Canton	Invesco Ltd.	Revere Securities
BankersLife Securities	Investment Architects Inc	SAGEPOINT FINANCIAL, INC.
Capital Investment Group, Inc.	KMS Financial Services, Inc.	Saxony Securities, Inc.
Capitol Financial Solutions	Kuderna Financial Team	SCF Securities, Inc.
Cetera Advisor Network LLC	M.S. Howell	SMH Capital
Citigroup Global Markets Inc.	Madison Advisors	Snowden Capital Advisors LLC
Citizens Securities, Inc.	Market Counsel	Spectrum Advisors
Community America Financial Solutions Inc.	Market Street Trust Company	Steel Peak Wealth Management
Community State Bank	McNally Financial Services Corporation	The Leaders Group
Complete Financial Services	Mercer Allied Company L.P.	UBS Financial Services, Inc.
Concord Financial Advisors	Morgan Stanley Smith Barney	United Brokerage Services, Inc.
CUSO Financial Services, L.P.	Mutual Securities, Inc	VOYA Financial Advisors
David Lerner and Associates	National Securities Corp.	WADDELL & REED INC.
Dempsey Lord Smith, LLC	NCNY	WATERSTONE FINANCIAL GROUP INC
Dimensional Fund Advisors Ltd	Ohio National Financial Services	Wells Fargo Advisors LLC
Equity Services, Inc.	Pericles Financial Services	Woodbury Financial Services
Fidelity Investments
While compensation is generally taken into account as an expense in considering the charges applicable to a contract product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Your financial professional can provide you with more information about the compensation arrangements that apply upon request.
FINANCIAL STATEMENTS
The financial statements of the Separate Account and Pruco Life of New Jersey are included in the Statement of Additional Information.
LEGAL PROCEEDINGS
As of the date of this prospectus, none of Pruco Life of New Jersey, the Separate Account or Prudential Annuities Distributors, Inc. is a party to any material legal proceedings outside of the ordinary routine litigation incidental to the business. Although Pruco Life of New Jersey and its affiliates are involved in pending and threatened legal proceedings in the normal course of its business, we do not anticipate that the outcome of any such legal proceedings will have a material adverse effect on the Separate Account, or Pruco Life of New Jersey's ability to meet its obligations under the Annuity, or the ability of Prudential Annuities Distributors, Inc. to meet its obligations related to the Annuity.
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HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Customer Service Team
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity through our website: www.prudential.com
Correspondence Sent by Regular Mail
Prudential Annuities Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuities Service Center
1600 Malone Street
Millville, NJ 08332
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a Purchase Payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system and at www.prudential.com, our website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudential.com, our website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Pruco Life of New Jersey does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life of New Jersey reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.
This prospectus is being provided for informational or educational purposes only and does not consider the investment objectives or financial situation of any Annuity Owner. The information is not intended as investment advice and is not a recommendation about managing or investing your retirement savings. Annuity Owners seeking information regarding their particular investment needs should contact a financial professional.
PRUDENTIAL, PRUDENTIAL FINANCIAL, PRUDENTIAL ANNUITIES AND THE ROCK LOGO ARE SERVICEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ITS AFFILIATES. OTHER PROPRIETARY PRUDENTIAL MARKS MAY BE DESIGNATED AS SUCH THROUGH USE OF THE SM OR ® SYMBOLS.
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APPENDIX A - PORTFOLIOS AVAILABLE UNDER THE ANNUITY
The following is a list of Portfolios available under the Annuity. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at https://www.prudential.com/personal/annuities/annuity-prospectuses . You can also request this information at no cost by calling 1-800-346-3778 or by sending an email to service@prudential.com. Depending on the option benefits you choose, you may not be able to invest in certain Portfolio Companies.
The current expenses and performance information below reflects fee and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher, and performance would be lower if these other charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-Year	5-Year	10-Year
Allocation	AST Academic Strategies Asset Allocation Portfolio*, 1 First Quadrant, L.P. Jennison Associates LLC J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Morgan Stanley Investment Management Inc. PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC PGIM Real Estate Wellington Management Company LLP Western Asset Management Company, LLC Western Asset Management Company Limited	1.12%	12.44%	7.06%	6.40%
Allocation	AST Advanced Strategies Portfolio[1] LSV Asset Management Massachusetts Financial Services Company Pacific Investment Management Company, LLC T. Rowe Price Associates, Inc. PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC William Blair Investment Management, LLC	0.93%	13.83%	11.06%	9.87%
Allocation	AST AllianzGI World Trends Portfolio*, 1 Allianz Global Investors U.S. LLC	0.97%	11.15%	9.89%	8.14%
Allocation	AST Balanced Asset Allocation Portfolio*, 1 ClearBridge Investments, LLC Jennison Associates LLC J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Company PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC Wellington Management Company LLP	0.86%	12.84%	10.47%	9.49%
Allocation	AST BlackRock Global Strategies Portfolio*, 1 BlackRock Financial Management, Inc. BlackRock International Limited	1.03%	11.67%	7.97%	7.07%
Allocation	AST Capital Growth Asset Allocation Portfolio*, 1 ClearBridge Investments, LLC Jennison Associates LLC J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Company PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC Wellington Management Company LLP	0.86%	16.98%	12.39%	11.14%
Equity	AST ClearBridge Dividend Growth Portfolio*, 1 ClearBridge Investments, LLC	0.91%	26.52%	14.38%	N/A
Equity	AST Cohen & Steers Global Realty Portfolio*, 1 Cohen & Steers Capital Management, Inc. Cohen & Steers Asia Limited Cohen & Steers UK Limited	1.09%	26.90%	10.24%	9.48%
Equity	AST Cohen & Steers Realty Portfolio*, 1 Cohen & Steers Capital Management, Inc.	1.10%	42.85%	13.01%	12.17%
A-1

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-Year	5-Year	10-Year
Fixed Income	AST Core Fixed Income Portfolio (formerly AST Western Asset Core Plus Bond Portfolio)*, 1 PGIM Fixed Income PGIM Limited Wellington Management Company LLP Western Asset Management Company, LLC Western Asset Management Company Limited	0.68%	-2.24%	4.28%	4.10%
Equity	AST Emerging Markets Equity Portfolio*, 1 AQR Capital Management, LLC J.P. Morgan Investment Management, Inc. Martin Currie Inc.	1.28%	0.20%	5.12%	3.07%
Allocation	AST Franklin 85/15 Diversified Allocation Portfolio*, 1 Brandywine Global Investment Management, LLC ClearBridge Investments, LLC Franklin Advisers Western Asset Management Company, LLC Western Asset Management Company Limited	1.03%	20.90%	10.27%	N/A
Fixed Income	AST Global Bond Portfolio*, 1 AllianceBernstein L.P. Goldman Sachs Asset Management, L.P. Goldman Sachs Asset Management International Wellington Management Company LLP	0.84%	-1.46%	3.14%	N/A
Equity	AST Goldman Sachs Small-Cap Value Portfolio*, 1 Goldman Sachs Asset Management, L.P.	1.03%	26.64%	8.93%	11.99%
Fixed Income	AST Government Money Market Portfolio1 PGIM Fixed Income	0.57%	0.00%	0.71%	0.35%
Fixed Income	AST High Yield Portfolio*, 1 J.P. Morgan Investment Management, Inc. PGIM Fixed Income PGIM Limited	0.85%	6.34%	5.80%	6.32%
Equity	AST International Growth Portfolio*, 1 Jennison Associates LLC Neuberger Berman Investment Advisers LLC William Blair Investment Management, LLC	1.06%	12.50%	18.03%	11.90%
Equity	AST International Value Portfolio*, 1 Lazard Asset Management LLC LSV Asset Management	1.08%	7.64%	5.75%	5.72%
Fixed Income	AST Investment Grade Bond Portfolio*, 1, 2 PGIM Fixed Income PGIM Limited	0.73%	-2.17%	5.69%	4.62%
Allocation	AST J.P. Morgan Global Thematic Portfolio1 J.P. Morgan Investment Management, Inc.	1.04%	12.41%	10.48%	9.18%
Equity	AST J.P. Morgan International Equity Portfolio[1] J.P. Morgan Investment Management, Inc.	0.99%	11.07%	11.32%	8.35%
Allocation	AST J.P. Morgan Tactical Preservation Portfolio*, 1 J.P. Morgan Investment Management, Inc.	0.91%	7.95%	7.95%	7.01%
Equity	AST Jennison Large-Cap Growth Portfolio*, 1 Jennison Associates LLC	0.98%	15.72%	25.86%	19.48%
Equity	AST Large-Cap Core Portfolio*, 1 J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Company PGIM Quantitative Solutions LLC	0.80%	27.84%	14.93%	N/A
Equity	AST Large-Cap Value Portfolio (formerly AST Hotchkis & Wiley Large-Cap Value Portfolio)*, 1 Hotchkis and Wiley Capital Management, LLC Massachusetts Financial Services Company T. Rowe Price Associates, Inc. Wellington Management Company LLP	0.80%	29.21%	11.42%	13.44%
A-2

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-Year	5-Year	10-Year
Equity	AST Loomis Sayles Large-Cap Growth Portfolio*, 1 Loomis, Sayles & Company, L.P.	0.91%	18.36%	21.55%	17.99%
Equity	AST MFS Global Equity Portfolio*, 1 Massachusetts Financial Services Company	1.09%	16.85%	14.20%	12.81%
Allocation	AST MFS Growth Allocation Portfolio[1] Massachusetts Financial Services Company	0.94%	14.84%	10.60%	N/A
Equity	AST MFS Growth Portfolio*, 1 Massachusetts Financial Services Company	0.96%	23.38%	24.25%	18.87%
Equity	AST Mid-Cap Growth Portfolio*, 1 Massachusetts Financial Services Company Victory Capital Management Inc.	1.05%	10.49%	18.71%	14.83%
Equity	AST Mid-Cap Value Portfolio*, 1 Massachusetts Financial Services Company Victory Capital Management Inc. Wellington Management Company LLP	0.97%	33.63%	8.59%	12.34%
Allocation	AST Preservation Asset Allocation Portfolio*, 1 ClearBridge Investments, LLC Jennison Associates LLC J.P. Morgan Investment Management, Inc. Massachusetts Financial Services Company PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC Wellington Management Company LLP	0.87%	6.24%	7.31%	6.72%
Allocation	AST Prudential Flexible Multi-Strategy Portfolio* Jennison Associates LLC PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC	1.19%	13.32%	9.12%	N/A
Allocation	AST Prudential Growth Allocation Portfolio[1] Jennison Associates LLC PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC PGIM Real Estate	0.87%	16.70%	9.57%	9.57%
Equity	AST QMA International Core Equity Portfolio* PGIM Quantitative Solutions LLC	0.99%	12.12%	8.03%	N/A
Equity	AST Small-Cap Growth Opportunities Portfolio*, 1 Victory Capital Management Inc. Wellington Management Company LLP	1.04%	-1.35%	15.69%	14.91%
Equity	AST Small-Cap Growth Portfolio*, 1 Emerald Mutual Fund Advisers Trust UBS Asset Management (Americas) Inc.	0.99%	4.54%	18.03%	15.08%
Equity	AST Small-Cap Value Portfolio*, 1 Boston Partners Global Investors, Inc Goldman Sachs Asset Management, L.P. Hotchkis & Wiley Capital Management, LLC J.P. Morgan Investment Management, Inc.	1.05%	31.52%	7.57%	11.77%
Allocation	AST T. Rowe Price Asset Allocation Portfolio[1] T. Rowe Price Associates, Inc. T. Rowe Price International Ltd	0.87%	12.41%	10.80%	9.70%
Allocation	AST T. Rowe Price Diversified Real Growth Portfolio* T. Rowe Price Associates, Inc. T. Rowe Price Hong Kong Limited T. Rowe Price International, Ltd. T. Rowe Price Japan, Inc. T. Rowe Price Singapore Private Ltd	1.05%	13.17%	11.95%	N/A
A-3

Fund Type	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/21)
			1-Year	5-Year	10-Year
Allocation	AST T. Rowe Price Growth Opportunities Portfolio[1] T. Rowe Price Associates, Inc. T. Rowe Price Hong Kong Limited T. Rowe Price International, Ltd. T. Rowe Price Japan, Inc.	0.98%	15.71%	12.78%	N/A
Equity	AST T. Rowe Price Large-Cap Growth Portfolio*, 1 T. Rowe Price Associates, Inc.	0.88%	17.11%	24.63%	20.03%
Equity	AST T. Rowe Price Natural Resources Portfolio*, 1 T. Rowe Price Associates, Inc.	0.99%	23.80%	5.40%	3.67%
Equity	AST Wellington Management Hedged Equity Portfolio*, 1 Wellington Management Company LLP	1.02%	12.06%	9.23%	8.79%
Fixed Income	AST Western Asset Emerging Markets Debt Portfolio Western Asset Management Company, LLC Western Asset Management Company Limited	1.03%	-3.05%	4.07%	N/A
Allocation	BlackRock Global Allocation V.I. Fund - Class III* BlackRock Advisors, LLC	1.00%	6.42%	9.71%	7.68%
Allocation	JPMorgan Insurance Trust Income Builder Portfolio - Class 2* J.P. Morgan Investment Management Inc.	0.89%	8.22%	6.68%	N/A
Equity	PSF Small-Cap Stock Index Portfolio - Class I PGIM Quantitative Solutions LLC	0.38%	26.34%	12.10%	14.20%
Equity	PSF Stock Index Portfolio - Class I PGIM Quantitative Solutions LLC	0.29%	28.28%	18.13%	16.23%

(1)
These Portfolios are also offered in other variable annuity contracts that utilize a predetermined mathematical formula to manage the guarantees offered in connection with optional benefits.
Those other variable annuity contracts offer certain optional living benefits that utilize a predetermined mathematical formula (the “formula”) to manage the guarantees offered in connection with those optional benefits. The formula monitors each contract Owner’s account value daily and, if necessary, will systematically transfer amounts among Investment Options. The formula transfers funds between the Sub-accounts for those variable annuity contracts and an AST bond Portfolio Sub-account (those AST bond Portfolios are not available in connection with the annuity contracts offered through this prospectus). You should be aware that the operation of the formula in those other variable annuity contracts may result in large-scale asset flows into and out of the underlying Portfolios that are available with your contract. These asset flows could adversely impact the underlying Portfolios, including their risk profile, expenses and performance. Because transfers between the Sub-accounts and the AST bond Sub-account can be frequent and the amount transferred can vary from day to day, any of the underlying Portfolios could experience the following effects, among others:
(a)a Portfolio’s investment performance could be adversely affected by requiring a subadviser to purchase and sell securities at inopportune times or by otherwise limiting the subadviser’s ability to fully implement the Portfolio’s investment strategy;
(b)the subadviser may be required to hold a larger portion of assets in highly liquid securities than it otherwise would hold, which could adversely affect performance if the highly liquid securities underperform other securities (e.g., equities) that otherwise would have been held; and
(c)a Portfolio may experience higher turnover and greater negative asset flows than it would have experienced without the formula, which could result in higher operating expense ratios and higher transaction costs for the Portfolio compared to other similar funds.
The efficient operation of the asset flows among Portfolios triggered by the formula depends on active and liquid markets. If market liquidity is strained, the asset flows may not operate as intended. For example, it is possible that illiquid markets or other market stress could cause delays in the transfer of cash from one Portfolio to another Portfolio, which in turn could adversely impact performance.
Before you allocate to the Sub-account with the AST Portfolios listed above, you should consider the potential effects on the Portfolios that are the result of the operation of the formula in the variable annuity contracts that are unrelated to your Variable Annuity. Please work with your financial professional to determine which Portfolios are appropriate for your needs.

(2)	Please note that you may not allocate Purchase Payments to the AST Investment Grade Bond Portfolio or the target date bond portfolios (e.g., AST Bond Portfolio 2025).
*	This information includes annual expenses that reflect temporary fee reductions.

PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the Portfolios of the Advanced Series Trust (AST). AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the Portfolios of AST.
PGIM Investments LLC manages each of the Portfolios of the Prudential Series Fund (PSF).
A-4

LIMITATIONS WITH OPTIONAL LIVING BENEFITS
As a condition of electing any Highest Daily Lifetime Income v2.1 benefit, we limit the Investment Options to which you may allocate your Account Value, as set forth in the Permitted Sub-accounts table below.
Permitted Sub-accounts

AST Academic Strategies Asset Allocation Portfolio	AST J.P. Morgan Tactical Preservation Portfolio
AST Advanced Strategies Portfolio	AST MFS Growth Allocation Portfolio
AST AllianzGI World Trends Portfolio	AST Preservation Asset Allocation Portfolio
AST Balanced Asset Allocation Portfolio	AST Prudential Growth Allocation Portfolio
AST BlackRock Global Strategies Portfolio	AST T. Rowe Price Asset Allocation Portfolio
AST Capital Growth Asset Allocation Portfolio	AST Wellington Management Hedged Equity Portfolio
AST J.P. Morgan Global Thematic Portfolio
A-5

APPENDIX B – FORMULA FOR HIGHEST DAILY LIFETIME INCOME V2.1 SUITE OF LIVING BENEFITS
TRANSFERS OF ACCOUNT VALUE BETWEEN YOUR PERMITTED SUB-ACCOUNTS AND THE AST INVESTMENT GRADE BOND SUB-ACCOUNT
TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULAS:
•Cu – the upper target is established on the effective date of the Highest Daily Lifetime Income v2.1 Suite of benefits (the “Effective Date”) and is not changed for the life of the guarantee. Currently, it is 83%.
•Cus – The secondary upper target is established on the Effective Date and is not changed for the life of the guarantee. Currently it is 84.5%
•Ct – the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.
•Cl – the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 78%.
•L – the target value as of the current Valuation Day.
•r – the target ratio.
•a – factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. (See below for the table of “a” factors)
•V – the total value of all elected Sub-accounts in the Annuity.
•B – the total value of the AST Investment Grade Bond Sub-account.
•P – Income Basis. Prior to the first Lifetime Withdrawal, the Income Basis is equal to the Protected Withdrawal Value calculated as if the first Lifetime Withdrawal were taken on the date of calculation. After the first Lifetime Withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value on the date of the first Lifetime Withdrawal, increased for additional Purchase Payments, and adjusted proportionally for Excess Income *, and (2) the Protected Withdrawal Value on any Annuity Anniversary subsequent to the first Lifetime Withdrawal, increased for subsequent additional Purchase Payments and adjusted proportionately for Excess Income* and (3) any highest daily Account Value occurring on or after the later of the immediately preceding Annuity Anniversary or the date of the first Lifetime Withdrawal, and prior to or including the date of this calculation, increased for additional Purchase Payments and adjusted for withdrawals, as described herein.
•T – the amount of a transfer into or out of the AST Investment Grade Bond Sub-account.
•TM – the amount of a monthly transfer out of the AST Investment Grade Bond Sub-account.
*    Note: Lifetime Withdrawals of less than or equal to the Annual Income Amount do not reduce the Income Basis.
DAILY TARGET VALUE CALCULATION:
On each Valuation Day, a target value (L) is calculated, according to the following formula. Target Values are subject to change for new elections of this benefit on a going-forward basis.

L	=	0.05 * P * a
Daily Transfer Calculation:
The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

Target Ratio r	=	(L – B) / V
•If on the third consecutive Valuation Day r > Cu and r £  Cus or if on any day r > Cus, and transfers have not been suspended due to the 90% cap rule, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Sub-account.
•If r < Cl, and there are currently assets in the AST Investment Grade Bond Sub-account (B > 0), assets in the AST Investment Grade Bond Sub-account are transferred to the Permitted Sub-accounts as described above.

90% CAP RULE: If, on any Valuation Day this benefit remains in effect, a transfer into the AST Investment Grade Bond Sub-account occurs that results in 90% of the Account Value being allocated to the AST Investment Grade Bond Sub-account, any transfers into the AST Investment Grade Bond Sub-account will be suspended, even if the formula would otherwise dictate that a transfer into the AST Investment Grade Bond Sub-account should occur. Transfers out of the AST Investment Grade Bond Sub-account and into the elected Sub-accounts will still be allowed. The suspension will be lifted once a transfer out of the AST Investment Grade Bond Sub-account occurs either due to a Daily or Monthly Transfer Calculation. Due to the performance of the AST Investment Grade Bond Sub-account and the elected Sub-accounts, the Account Value could be more than 90% invested in the AST Investment Grade Bond Sub-account.
The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

T	=	Min (MAX (0, 0.90 * (V+ B) – B, [L – B – V * Ct] / (1 – Ct))	Money is transferred from the Permitted Sub-accounts to the AST Investment Grade Bond Portfolio Sub-account
T	=	{Min (B, – [L – B – V * Ct] / (1 – Ct))}	Money is transferred from the AST Investment Grade Bond Portfolio Sub-account to the Permitted Sub-accounts
Monthly Transfer Calculation
On each monthly anniversary of the Issue Date and following the daily Transfer Calculation above, the following formula determines if a transfer from the AST Investment Grade Bond Portfolio Sub-account to the Permitted Sub-accounts will occur:
If, after the Daily Transfer Calculation is performed,
{Min (B, .05 * (V+ B))< (Cu * V – L + B) / (1 – Cu), then

TM	=	{Min (B, .05 * (V+ B))}	Money is transferred from the AST Investment Grade Bond Portfolio Sub-account to the Permitted Sub-accounts.
TARGETS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
Cu= 83%
Cus= 84.5%
Ct= 80%
Cl= 78%

“A” Factors for Liability Calculations
(for the corresponding Year and Month of the Benefit)*

Year	Month 1	2	3	4	5	6	7	8	9	10	11	12
1	15.34	15.31	15.27	15.23	15.20	15.16	15.13	15.09	15.05	15.02	14.98	14.95
2	14.91	14.87	14.84	14.80	14.76	14.73	14.69	14.66	14.62	14.58	14.55	14.51
3	14.47	14.44	14.40	14.36	14.33	14.29	14.26	14.22	14.18	14.15	14.11	14.07
4	14.04	14.00	13.96	13.93	13.89	13.85	13.82	13.78	13.74	13.71	13.67	13.63
5	13.60	13.56	13.52	13.48	13.45	13.41	13.37	13.34	13.30	13.26	13.23	13.19
6	13.15	13.12	13.08	13.04	13.00	12.97	12.93	12.89	12.86	12.82	12.78	12.75
7	12.71	12.67	12.63	12.60	12.56	12.52	12.49	12.45	12.41	12.38	12.34	12.30
8	12.26	12.23	12.19	12.15	12.12	12.08	12.04	12.01	11.97	11.93	11.90	11.86
9	11.82	11.78	11.75	11.71	11.67	11.64	11.60	11.56	11.53	11.49	11.45	11.42
10	11.38	11.34	11.31	11.27	11.23	11.20	11.16	11.12	11.09	11.05	11.01	10.98
11	10.94	10.90	10.87	10.83	10.79	10.76	10.72	10.69	10.65	10.61	10.58	10.54
12	10.50	10.47	10.43	10.40	10.36	10.32	10.29	10.25	10.21	10.18	10.14	10.11
13	10.07	10.04	10.00	9.96	9.93	9.89	9.86	9.82	9.79	9.75	9.71	9.68
14	9.64	9.61	9.57	9.54	9.50	9.47	9.43	9.40	9.36	9.33	9.29	9.26
15	9.22	9.19	9.15	9.12	9.08	9.05	9.02	8.98	8.95	8.91	8.88	8.84
16	8.81	8.77	8.74	8.71	8.67	8.64	8.60	8.57	8.54	8.50	8.47	8.44
17	8.40	8.37	8.34	8.30	8.27	8.24	8.20	8.17	8.14	8.10	8.07	8.04
18	8.00	7.97	7.94	7.91	7.88	7.84	7.81	7.78	7.75	7.71	7.68	7.65
19	7.62	7.59	7.55	7.52	7.49	7.46	7.43	7.40	7.37	7.33	7.30	7.27
20	7.24	7.21	7.18	7.15	7.12	7.09	7.06	7.03	7.00	6.97	6.94	6.91
21	6.88	6.85	6.82	6.79	6.76	6.73	6.70	6.67	6.64	6.61	6.58	6.55
22	6.52	6.50	6.47	6.44	6.41	6.38	6.36	6.33	6.30	6.27	6.24	6.22
23	6.19	6.16	6.13	6.11	6.08	6.05	6.03	6.00	5.97	5.94	5.92	5.89
24	5.86	5.84	5.81	5.79	5.76	5.74	5.71	5.69	5.66	5.63	5.61	5.58
25	5.56	5.53	5.51	5.48	5.46	5.44	5.41	5.39	5.36	5.34	5.32	5.29
26	5.27	5.24	5.22	5.20	5.18	5.15	5.13	5.11	5.08	5.06	5.04	5.01
27	4.99	4.97	4.95	4.93	4.91	4.88	4.86	4.84	4.82	4.80	4.78	4.75
28	4.73	4.71	4.69	4.67	4.65	4.63	4.61	4.59	4.57	4.55	4.53	4.51
29	4.49	4.47	4.45	4.43	4.41	4.39	4.37	4.35	4.33	4.32	4.30	4.28
30	4.26	4.24	4.22	4.20	4.18	4.17	4.15	4.13	4.11	4.09	4.07	4.06**
*    The values set forth in this table are applied to all ages.
**    In all subsequent years and months thereafter, the annuity factor is 4.06

APPENDIX C – HYPOTHETICAL EXAMPLES OF OPERATION OF PREMIUM BASED CHARGE
AND CONTINGENT DEFERRED SALES CHARGE
To demonstrate how the Contingent Deferred Sales Charge and the Premium Based Charge operate, set forth below are various hypothetical examples. These examples are illustrative only, and do not represent the values under any particular Annuity.
A. CDSC EXAMPLES

Purchase Payment Rec’d Date	Actual Purchase Payment	CDSC Schedule							CDSC Expiry Date
6/1/2011	$45,000.00	5%	5%	4%	4%	3%	3%	2%	5/31/2018
7/15/2011	$55,000.00	4%	3%	3%	2%	2%	2%	1%	7/14/2018
In this example, please note that the first Purchase Payment receives a CDSC schedule for total Purchase Payments less than $50,000.00. The second Purchase Payment results in a situation where the total Purchase Payments are $100,000.00 and the CDSC schedule reflects this.
B. Premium Based Charge Examples
Example 1: Assume that two Purchase Payments received prior to the first Quarterly Annuity Anniversary attain the Premium Based Charge tier indicated below. In this example, the Premium Based Charge rate for both Purchase Payments will be established based upon the total Purchase Payments received prior to the first Quarterly Annuity Anniversary, or 9/1/2011.

Purchase Payment Rec’d Date	Purchase Payment Amount	Premium Based Charge Rate	Annualized Premium Based Charge	Quarterly Premium Based Charge	Premium Based Charge First Fee	Premium Based Charge Last Fee
6/1/2011	$45,000.00	0.50%	$225.00	$56.25	9/1/2011	6/1/2018
7/15/2011	$55,000.00	0.50%	$275.00	$68.75	9/1/2011	6/1/2018
Example 2: In this example, the second Purchase Payment is not received prior to the first Quarterly Annuity Anniversary. The Premium Based Charge rate for the first payment will be established based upon the total Purchase Payments received prior to the first Quarterly Annuity Anniversary, or 9/1/2011. The Premium Based Charge rate for the second Purchase Payment will be established based upon the total Purchase Payments received as of the date it is received, or 9/15/2011.

Purchase Payment Rec’d Date	Purchase Payment Amount	Premium Based Charge Rate	Annualized Premium Based Charge	Quarterly Premium Based Charge	Premium Based Charge First Fee	Premium Based Charge Last Fee
6/1/2011	$45,000.00	0.70%	$315.00	$78.75	9/1/2011	6/1/2018
9/15/2011	$55,000.00	0.50%	$275.00	$68.75	12/1/2011	9/1/2018
Example 3: In this example, assume that two Purchase Payments received prior to the first Quarterly Annuity Anniversary attain the indicated Premium Based Charge tier. Assume the third Purchase Payment is received after the first Quarterly Annuity Anniversary. In this example, the Premium Based Charge rate for the first two Purchase Payments will be established based upon the total Purchase Payments received prior to the first Quarterly Annuity Anniversary, or 9/1/2011. The Premium Based Charge rate for the third Purchase Payment will be established based upon the total Purchase Payments received as of the date it is received, or 9/15/2011.

Purchase Payment Rec’d Date	Purchase Payment Amount	Premium Based Charge Rate	Annualized Premium Based Charge	Quarterly Premium Based Charge	Premium Based Charge First Fee	Premium Based Charge Last Fee
6/1/2011	$45,000.00	0.50%	$225.00	$56.25	9/1/2011	6/1/2018
7/15/2011	$55,000.00	0.50%	$275.00	$68.75	9/1/2011	6/1/2018
9/15/2011	$150,000.00	0.35%	$525.00	$131.25	12/1/2011	9/1/2018

Example 4: In this example, assume that the second Purchase Payment is received the day before the quarter’s end. In this example, the Premium Based Charge rate for both Purchase Payments will be established based upon the total Purchase Payments received on the first Quarterly Annuity Anniversary, or 9/1/2011.

Purchase Payment Rec’d Date	Purchase Payment Amount	Premium Based Charge Rate	Annualized Premium Based Charge	Quarterly Premium Based Charge	Premium Based Charge First Fee	Premium Based Charge Last Fee
6/1/2011	$45,000.00	0.50%	$225.00	$56.25	9/1/2011	6/1/2018
8/30/2011	$55,000.00	0.50%	$275.00	$68.75	9/1/2011	6/1/2018
C-1

Example 5: In this example, assume that the second Purchase Payment is received on the first Quarterly Annuity Anniversary. Since the second Purchase Payment is received on the first Quarterly Annuity Anniversary, it is not utilized for purposes of determining the Premium Based Charge rate for the first Purchase Payment.

Purchase Payment Rec’d Date	Purchase Payment Amount	Premium Based Charge Rate	Annualized Premium Based Charge	Quarterly Premium Based Charge	Premium Based Charge First Fee	Premium Based Charge Last Fee
6/1/2011	$45,000.00	0.70%	$315.00	$78.75	9/1/2011	6/1/2018
9/1/2011	$55,000.00	0.50%	$275.00	$68.75	12/1/2011	9/1/2018

C-2

MAILING
This prospectus describes the important features of the Annuity and provides information about Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”, “we”, “our”, or “us”).
We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (SAI) that includes additional information about the Annuity, Pruco Life of New Jersey and the Separate Account. The SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Annuity, or to make other investor inquiries, please call 1-888-PRU-2888.
We file periodic reports and other information about the Annuity and the Separate Account as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

PPRTBNY21DPR

The Prudential Insurance Company of America 751 Broad Street Newark, NJ 07102-3777

Edgar Contract Identifier: C000122787                                      PPRTBNY21DPR

PART B

PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY
Flexible Premium Deferred Annuity Offering Highest Daily Lifetime® Income v3.0 Optional Living Benefits
(For Annuities issued on or after February 10, 2014)
and
PRUDENTIAL PREMIER® RETIREMENT VARIABLE ANNUITY
Flexible Premium Deferred Annuity Offering Highest Daily Lifetime® Income v2.1 Optional Benefits
(For Annuities issued on or after February 25, 2013)

STATEMENT OF ADDITIONAL INFORMATION: MAY 1, 2022
PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

The variable annuity contracts listed above (Annuities) are issued by PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY ("Pruco Life of New Jersey"), a stock life insurance company that is a wholly-owned subsidiary of The Prudential Insurance Company of America ("Prudential") and is funded through the Pruco Life Insurance Company of New Jersey Flexible Premium Variable Annuity Account (the "Account").

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE PROSPECTUS DATED MAY 1, 2022 CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO PRUDENTIAL ANNUITIES – SERVICE CENTER, P.O. BOX 7960, PHILADELPHIA, PA 19176 OR TELEPHONE 1-888-PRU-2888. YOU MAY ACCESS THE PROSPECTUS ON OUR WEBSITE AT WWW.PRUDENTIAL.COM/PERSONAL/ANNUITIES/ANNUITY-PROSPECTUSES.

GENERAL INFORMATION ABOUT PRUDENTIAL ANNUITIES
Pruco Life Insurance Company of New Jersey
Pruco Life Insurance Company of New Jersey (Pruco Life of New Jersey) is a stock life insurance company organized in 1982 under the laws of the State of New Jersey. It is licensed to sell life insurance and annuities in New Jersey and New York, and accordingly is subject to the laws of each of those states. Pruco Life of New Jersey is an indirect wholly-owned subsidiary of The Prudential Insurance Company of America (Prudential), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company.
Pruco Life of New Jersey Flexible Premium Variable Annuity Account
We have established a Separate Account, the Pruco Life Insurance Company of New Jersey Flexible Premium Variable Annuity Account (Separate Account), to hold the assets that are associated with the Annuities. The Separate Account was established under New Jersey law on May 20, 1996, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Separate Account are held in the name of Pruco Life of New Jersey, which is the issuer of the Annuity and the depositor of the Separate Account. Values and benefits based on allocations to the Sub-accounts within the Separate Account will vary with the investment performance of the Portfolios, as applicable.. We do not guarantee the investment results of any Sub-account.
We reserve the right to perform any or all of the following:
•offer new Sub-accounts, eliminate Sub-Accounts, substitute Sub-accounts or combine Sub-accounts;
•close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates;
•combine the Separate Account with other separate accounts;
•deregister the Separate Account under the Investment Company Act of 1940;
•manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;
•make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;
•establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;
•make any changes required by federal or state laws with respect to annuity contracts; and
•to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Sub-account.
PRINCIPAL UNDERWRITER/DISTRIBUTOR - PRUDENTIAL ANNUITIES DISTRIBUTORS, INC.
Prudential Annuities Distributors, Inc. (“PAD”), an indirect wholly-owned subsidiary of Prudential Financial, is the distributor and principal underwriter of the Annuity. PAD may offer the Annuity through licensed insurance producers, or through appropriately registered affiliates of Prudential, provided clearances to do so are obtained in any jurisdiction where such clearances may be necessary. The Annuity is no longer offered for new sales.
PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (the “Exchange Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).
The Annuity is no longer sold but Owners may make additional Purchase Payments and transfer Account Value in accordance with the Annuity. Effective December 31, 2020, additional Purchase Payments are not permitted after the first anniversary of the election of any optional benefit. PAD enters into distribution agreements with both affiliated and unaffiliated broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration (“firms”). Applications for annuity products are solicited by registered representatives of those firms.
As discussed in the prospectus, Pruco Life of New Jersey pays commissions to broker/dealers that sell Annuities according to one or more schedules, and also may pay non-cash compensation. In addition, Pruco Life of New Jersey may pay trail commissions to selling firms to pay its registered representatives who maintain an ongoing relationship with an annuity owner. Typically, a trail commission is compensation that is paid periodically, the amount of which is linked to the value of the Annuities and the amount of time that the Annuity has been in effect.
With respect to all individual annuities issued by Pruco Life of New Jersey, PAD received commissions as follows: 2021: $36,766,708.28; 2020: $52,509,751.30; and 2019: $77,870,844.85. PAD retained none of those commissions.
Payments made to promote sale of our products.
In an effort to promote the sale of our products (which may include the placement of Pruco Life of New Jersey and/or each Annuity on a preferred or recommended company or product list and/or access to the firm’s registered representatives), we and/or PAD pay certain broker-dealers cash compensation in the form of: commissions according to one or more schedules; percentage payments based on “Assets Under Management” (total assets”) subject to certain criteria in certain products; and/or percentage payments based on the total amount of money received as purchase payments under annuity products sold through the broker-dealer.
We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.
The list in the prospectus includes the names of the firms that we are aware (as of December 31, 2021) received cash compensation with respect to annuity business during 2021 (or as to which a payment amount was accrued during 2021). The firms listed include payments in connection with products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity. During 2021, the least amount paid, and greatest amount paid, were $700 and $74,246, respectively.
OTHER SERVICE PROVIDERS
Pruco Life conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by Pruco Life may change over time. As of December 31, 2021, non-affiliated entities that could be deemed service providers to Pruco Life and/or an affiliated insurer within the Pruco Life business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY 11717
EDM Americas	Records management and administration of annuity contracts	301 Fayetteville Street, Suite 1500, Raleigh, NC 27601
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY 10022
Guidehouse	Claim related services	150 North Riverside Plaza, Suite 2100, Chicago, IL 60606
National Financial Services	Clearing firm for Broker Dealers	82 Devonshire Street Boston, MA 02109
Open Text, Inc	Fax Services	100 Tri-State International Parkway, Lincolnshire, IL 60069
PERSHING LLC	Clearing firm for Broker Dealers	One Pershing Plaza, Jersey City, NJ 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers.	55 Water Street, 26th Floor, New York, NY 10041
Thomson Reuters	Tax reporting services	3 Times Square New York, NY 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	26 Dartmouth Street, Westwood, MA 02090
MISSTATEMENT OF AGE OR SEX
If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit is based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.
CYBER SECURITY AND BUSINESS CONTINUITY RISKS
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, Pruco Life of New Jersey is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or reallocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Pruco Life of New Jersey is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Pruco Life of New Jersey and our ability to conduct business and process transactions. Although Pruco Life of New Jersey has business continuity plans, it is possible that the plans may not operate as intended or required and that Pruco Life of New Jersey may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact Pruco Life of New Jersey and Contract owners could arise not only in connection with our own administration of the Contract, but also with entities operating the Contract’s underlying funds and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the

Contract may cause significant disruptions in the business operations related to the Contract. Potential impacts may include, but are not limited to, potential financial losses under the Contract, your inability to conduct transactions under the Contract and/or with respect to an underlying fund, an inability to calculate unit values with respect to the Contract and/or the net asset value (“NAV”) with respect to an underlying fund, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to Pruco Life of New Jersey, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by Pruco Life of New Jersey may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by Pruco Life of New Jersey in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event. The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused Pruco Life of New Jersey and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although Pruco Life of New Jersey, our service providers, and the underlying funds offered under the Contract may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, Pruco Life of New Jersey cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the underlying funds, and the issuers in which the underlying funds invest.
4

HISTORICAL ROLL-UP RATES AND WITHDRAWAL PERCENTAGES

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN DECEMBER 15, 2020 AND DECEMBER 31, 2020.

Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.

Highest Daily Lifetime Income v3.0
Roll-up Rate:
4.00% Annual Effective
Compounded Daily

WITHDRAWAL PERCENTAGES

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the table listed below:

Age	Single Percentage	Spousal Percentage
50 - 54	1.60%	1.10%
55 - 59	2.10%	1.60%
60 – 64	3.00%	2.50%
65 – 69	4.00%	3.50%
70 – 84	4.00%	3.50%
85+	4.40%	3.90%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN JUNE 15, 2020 AND DECEMBER 14, 2020.

The Roll-Up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after December 15, 2020. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Highest Daily Lifetime Income v3.0
Roll-up Rate:
4.00% Annual Effective
Compounded Daily

WITHDRAWAL PERCENTAGES

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the table listed below:

Age	Single Percentage	Spousal Percentage
50 - 54	1.60%	1.10%
55 - 59	2.10%	1.60%
60 – 64	3.00%	2.50%
65 – 69	4.00%	3.50%
70 – 84	4.00%	3.50%
85+	4.40%	3.90%
5

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN APRIL 1, 2020 AND JUNE 14, 2020.

The Roll-Up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after June 1, 2020. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

Highest Daily Lifetime Income v3.0
Roll-up Rate:
3.75% Annual Effective
Compounded Daily

WITHDRAWAL PERCENTAGES

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the table listed below:

Age	Single Percentage	Spousal Percentage
50 - 54	2.60%	2.10%
55 - 59	3.10%	2.60%
60 – 64	4.15%	3.65%
65 – 69	5.00%	4.50%
70 – 84	5.00%	4.50%
85+	5.40%	4.90%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN OCTOBER 15, 2019 AND MARCH 31, 2020.

The Roll-Up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after April 1, 2020. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

ROLL-UP RATE:
5.00% Annual Effective
Compounded Daily

WITHDRAWAL PERCENTAGES

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the table listed below:

Age	Single Percentage	Spousal Percentage
50 - 54	2.95%	2.45%
55 - 59	3.45%	2.95%
60 – 64	4.50%	4.00%
65 – 69	5.35%	4.85%
70 – 84	5.35%	4.85%
85+	5.75%	5.25%

6

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN SEPTEMBER 15, 2019 AND OCTOBER 14, 2019.

The Roll-Up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after October 15, 2019. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

ROLL-UP RATE:
5.00% Annual Effective
Compounded Daily

WITHDRAWAL PERCENTAGES

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the table listed below:

Age	Single Percentage	Spousal Percentage
50 - 54	3.05%	2.55%
55 - 59	3.55%	3.05%
60 – 64	4.50%	4.00%
65 – 69	5.45%	4.95%
70 – 84	5.45%	4.95%
85+	5.85%	5.35%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN JULY 15, 2019 AND SEPTEMBER 14, 2019.

The Roll-Up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after September 15, 2019. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

ROLL-UP RATE:
5.00% Annual Effective
Compounded Daily

WITHDRAWAL PERCENTAGES

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the table listed below:

Age	Single Percentage	Spousal Percentage
50 - 54	3.20%	2.70%
55 - 59	3.70%	3.20%
60 – 64	4.60%	4.10%
65 – 69	5.60%	5.10%
70 – 84	5.60%	5.10%
85+	6.00%	5.50%

7

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN JULY 1, 2019 AND JULY 14, 2019.

The Roll-Up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after July 15, 2019. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

ROLL-UP RATE:
5.00% Annual Effective
Compounded Daily

WITHDRAWAL PERCENTAGES

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the table listed below:

Age	Single Percentage	Spousal Percentage
50 - 54	3.40%	2.90%
55 - 59	3.90%	3.40%
60 – 64	4.80%	4.30%
65 – 69	5.80%	5.30%
70 – 84	5.80%	5.30%
85+	6.20%	5.70%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN JANUARY 15, 2019 AND June 30, 2019.

The Roll-Up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after July 1, 2019. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

ROLL-UP RATE:
5.5% Effective
Compounded Daily

WITHDRAWAL PERCENTAGES

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the table listed below:

Age	Single Percentage	Spousal Percentage
50 - 54	3.40%	2.90%
55 - 59	3.90%	3.40%
60 – 64	4.80%	4.30%
65 – 69	5.80%	5.30%
70 – 84	5.80%	5.30%
85+	6.20%	5.70%

8

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN DECEMBER 15, 2018 AND JANUARY 14, 2019.

The Roll-Up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after January 15, 2019. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

ROLL-UP RATE:
5.5% Compounded Daily Growth

WITHDRAWAL PERCENTAGES

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the table listed below:

Age	Single Percentage	Spousal Percentage
50 - 54	3.40%	2.90%
55 - 59	3.90%	3.40%
60 – 64	4.80%	4.30%
65 – 69	5.80%	5.30%
70 – 84	5.80%	5.30%
85+	6.20%	5.70%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN AUGUST 15, 2018 AND DECEMBER 14, 2018.

The Roll-Up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after December 15, 2018. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

ROLL-UP RATE:
5.5% Compounded Daily Growth

WITHDRAWAL PERCENTAGES

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the table listed below:

Age	Single Percentage	Spousal Percentage
50 - 54	3.15%	2.65%
55 - 59	3.65%	3.15%
60 – 64	4.15%	3.65%
65 – 69	5.75%	5.25%
70 – 84	5.75%	5.25%
85+	6.15%	5.65%

9

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN JULY 1, 2018 AND AUGUST 14, 2018.

The Roll-Up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after August 15, 2018. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

ROLL-UP RATE:
5.5% Compounded Growth

WITHDRAWAL PERCENTAGES

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the table listed below:

Age	Single Percentage	Spousal Percentage
50 - 54	3.15%	2.65%
55 - 59	3.65%	3.15%
60 – 64	4.15%	3.65%
65 – 69	5.75%	5.25%
70 – 84	5.75%	5.25%
85+	6.15%	5.65%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN JUNE 15, 2018 AND JUNE 30, 2018.

The Roll-Up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after July 1, 2018. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

ROLL-UP RATE:
5.5%

WITHDRAWAL PERCENTAGES

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the table listed below:

Age	Single Percentage	Spousal Percentage
50 - 54	3.15%	2.65%
55 - 59	3.65%	3.15%
60 – 64	4.15%	3.65%
65 – 69	5.75%	5.25%
70 – 84	5.75%	5.25%
85+	6.15%	5.65%

10

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN MARCH 15, 2018 AND JUNE 14, 2018.

The Roll-Up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after June 15, 2018. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

ROLL-UP RATE:
5.5%

WITHDRAWAL PERCENTAGES

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the table listed below:

Age	Single Percentage	Spousal Percentage
50 - 54	3%	2.5%
55 - 59	3.5%	3%
60 – 64	4%	3.5%
65 – 69	5.6%	5.1%
70 – 84	5.6%	5.1%
85+	6%	5.5%

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN OCTOBER 15, 2017 AND MARCH 14, 2018.

The Roll-Up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after March 15, 2018. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

ROLL-UP RATE:
5%

WITHDRAWAL PERCENTAGES

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the table listed below:

Age	Single Percentage	Spousal Percentage
50 - 54	3%	2.5%
55 - 59	3.5%	3%
60 – 64	4%	3.5%
65 – 69	5.6%	5.1%
70 – 84	5.6%	5.1%
85+	6%	5.5%

11

THE RATES BELOW APPLY FOR APPLICATIONS SIGNED BETWEEN FEBRUARY 10, 2014 AND OCTOBER 14, 2017.

The Roll-Up Rate and Withdrawal Percentages may be different than those listed below for Applications signed on or after October 15, 2017. Please visit www.prudential.com/personal/annuities/annuity-prospectuses or work with your Financial Professional to confirm the most current rates.

ROLL-UP RATE:
5%

WITHDRAWAL PERCENTAGES

The Withdrawal Percentages are based on the age of the Annuitant at the first Lifetime Withdrawal, or the age of the younger spouse at first Lifetime Withdrawal if electing a spousal version, according to the table listed below:

Age	Single Percentage	Spousal Percentage
50 - 54	3%	2.5%
55 - 59	3.5%	3%
60 – 64	4%	3.5%
65 – 69	5%	4.5%
70 – 84	5%	4.5%
85+	6%	5.5%
12

FINANCIAL STATEMENTS
The financial statements of Pruco Life of New Jersey Flexible Premium Variable Annuity Account are incorporated into this Statement of Additional Information by reference to the latest financial statements on Form N-VPFS for the Pruco Life of New Jersey Flexible Premium Variable Annuity Account as filed with the SEC on April 7, 2022 . The financial statements of Pruco Life Insurance Company of New Jersey are incorporated by reference to its annual report for the year ending December 31, 2021 on Form 10-K as filed with the SEC on March 16, 2022 . Such financial statements have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC’s principal business address is 300 Madison Avenue, New York, NY 10017-6204.

13

PART C
OTHER INFORMATION
ITEM 24. EXHIBITS:

(a)    Resolution of the Board of Directors of Pruco Life Insurance Company of New Jersey establishing the Pruco Life of New Jersey Flexible Premium Variable Annuity Account. Incorporated by reference to Form N-4, Registration No. 333-18117, filed December 18, 1996 on behalf of the Pruco Life of New Jersey Flexible Premium Variable Annuity Account.
(b)    Not Applicable.
(c) (1)    Distribution and Underwriting Agreement by and among Pruco Life Insurance Company of New Jersey (Depositor) and Prudential Annuities Distributors, Inc. "PAD" (Underwriter). Incorporated by reference to Post-Effective Amendment No. 9, Form N-4 Registration No. 333-131035, filed December 18, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.
(2)    Specimen Affiliated Insurer Amendment to Selling Agreement. Incorporated by reference to Pre-Effective Amendment No. 1, Form N-4 Registration No. 333-162678, filed February 3, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.
(3)    List of Broker Dealers selling under original Selling Agreement. Incorporated by reference to Post-Effective Amendment No. 1, Form N-4, Registration No. 333-162678, filed April 16, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.
(4)    List of Broker Dealers that executed Amendment to Selling Agreement. Incorporated by reference to Post-Effective Amendment No. 1, Form N-4, Registration No. 333-162678, filed April 16, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.
(d) (1)    Form of contract P-O/IND (5/11) NY. Incorporated by reference to Pre-Effective Amendment No.1, Form N-4 Registration No. 333-170468 filed April 1, 2011 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.
(2)    Form of Highest Daily Lifetime Income Benefit v2.1 Rider P-RID-HD (2/13)-NY (includes schedule pages P-SCH-HD (2/13) -NY). Incorporated by reference to Pre-Effective Amendment No. 1, Form N-4 to Registration Statement No. 333-184891, filed January 23, 2013, on behalf of Pruco Life Flexible Premium Variable Annuity Account.
(3)    Form of Individual Retirement Annuity Endorsement P-END-IRA NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1, Form N-4 Registration No. 333-162678, filed February 3, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.
(4)    Form of Roth Individual Retirement Annuity Endorsement P-END-ROTH NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1, Form N-4 Registration No. 333-162678, filed February 3, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.
(5)    Form of Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1, Form N-4 Registration No. 333-162678, filed February 3, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.
(6)    Form of Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN NY (02/10). Incorporated by reference to Pre-Effective Amendment No. 1, Form N-4 Registration No. 333-162678, filed February 3, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.
(7)    Amendatory Tax Endorsement. Incorporated by reference to Post-Effective Amendment No. 1, Form N-4 Registration Statement No. 333-184891, filed April 12, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.
(8)    Form of Highest Daily Lifetime Income v3.0 Benefit Rider P-RID-HD (2/14)-NY. Incorporated by reference to Post-Effective Amendment No. 3, Form N-4 Registration Statement No. 333-184891, filed December 9, 2013, on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.
(9)    Form of Highest Daily Lifetime Income v3.0 Benefit Schedule Supplement P-SCH-HD (2/14)-NY. Incorporated by reference to Post-Effective Amendment No. 3, Form N-4 Registration Statement No. 333-184891, filed December 9, 2013, on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.
(e) (1)    Form of Application for the Contract ORD 203732 (2/13) NY. Incorporated by reference to Pre-Effective Amendment No. 1, Form N-4 to Registration Statement No. 333-184891, filed January 23, 2013, on behalf of Pruco Life Flexible Premium Variable Annuity Account.
(2)    Form of Application for the Contract ORD 203732 NY REV (2/14). Incorporated by reference to Post-Effective Amendment No. 3, Form N-4 Registration Statement No. 333-184891, filed December 9, 2013, on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.

(f) (1)    Articles of Incorporation of Pruco Life Insurance Company of New Jersey, as amended. Incorporated by reference to Form S-6, Registration No. 002-89780, filed April 28,1997 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(2)    By-laws of Pruco Life Insurance Company of New Jersey. Incorporated by reference to Form S-6, Registration No. 333-85117 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
(3)    Certificate of Amendment to the Certificate of Incorporation dated October 1, 2012. Incorporated by reference to Pre-Effective Amendment No. 1, Form N-4 to Registration Statement No. 333-184891, filed January 23, 2013, on behalf of Pruco Life Flexible Premium Variable Annuity Account.
(4)    Certificate of Amendment to the Certificate of Incorporation dated September 3, 2019. Incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2019, filed March 5, 2020, on behalf of Pruco Life Insurance Company of New Jersey.
(g)    Not Applicable.
(h) (1)    Fund Participation Agreement dated May 1, 2005, as amended and restated June 8, 2005, by and among Pruco Life Insurance Company of New Jersey, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc., and Prudential Investment Management Services LLC. Incorporated by reference to Pre-Effective Amendment No. 1, Form N-4 Registration No. 333-162678, filed February 3, 2010 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.
(2)    Shareholder Information Agreement (Sample Rule 22c-2). Incorporated by reference to Post-Effective Amendment No. 3, Form N-4, Registration No. 333-131035, filed April 19, 2007 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.
(3)    Amendment effective as of February 25, 2013 to Fund Participation Agreement between Advanced Series Trust, Prudential Investments LLC, AST Investment Services, Inc., Prudential Annuities Distributors, Inc., Prudential Investment Management Services LLC and Pruco Life Insurance Company of New Jersey. Incorporated by reference to Post-Effective Amendment No. 1, Form N-4 Registration Statement No. 333-184891, filed April 12, 2013 on behalf of Pruco Life Flexible Premium Variable Annuity Account.
(4)     Fund Participation Agreement dated May 1, 2005, by and among Pruco Life Insurance Company of New Jersey, The Prudential Series Fund, Inc., Prudential Investments LLC, and Prudential Investment Management Services LLC. Incorporated by reference to Post-Effective Amendment No. 13 to Registration No. 333-184891, filed April 9, 2018 on behalf of Pruco Life of New Jersey Flexible Premium Variable Annuity Account.
(i)    Not Applicable.
(j)    Not Applicable.
(k)    Opinion of Counsel. Filed Herewith.
(l)(1)    Written Consent of Independent Registered Public Accounting Firm. Filed Herewith
(l)(2)    Powers of Attorney: Dylan J. Tyson, Robert E. Boyle, Markus Coombs, Nandini Mongia, Candace J. Woods, Caroline A. Feeney and Salene Hitchcock-Gear. Filed Herewith.
(m)    Not Applicable.
(n)    Not Applicable.
(o)    Not Applicable.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH DEPOSITOR

Dylan J. Tyson One Corporate Drive Shelton, Connecticut 06484	President & Chief Executive Officer and Director
Robert E. Boyle 655 Broad Street Newark, New Jersey 07102	Vice President, Director, Chief Accounting Officer, and Chief Financial Officer
Markus Coombs 213 Washington Street Newark, New Jersey 07102	Vice President and Director
Lynn Stone One Corporate Drive Shelton, Connecticut 06484	Vice President, Chief Legal Officer, and Secretary
Candace J. Woods 213 Washington Street Newark, New Jersey 07102	Director
Salene Hitchcock-Gear 213 Washington Street Newark, New Jersey 07102	Director
Caroline A. Feeney 213 Washington Street Newark, New Jersey 07102	Director
Nandini Mongia 751 Broad Street Newark, New Jersey 07102	Director and Treasurer
Todd Bryden 280 Trumbull Street Hartford, Connecticut 06103	Chief Actuary and Senior Vice President

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT:
The Registrant separate account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by the depositor or an insurer that is an affiliate of the depositor: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company ("Pruco Life"); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey ("Pruco Life of New Jersey"). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial Inc. ("PFI") are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 17, 2022, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential's Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential's Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the "Act"). The separate accounts listed above are registered as unit investment trusts under the Act. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).

ITEM 30. INDEMNIFICATION:
The Registrant, in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of Pruco Life Insurance Company of New Jersey ("PLNJ"), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of PLNJ's By-law, Article V, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 1A(6)(c) to Form S-6 filed August 13, 1999 on behalf of the Pruco Life of New Jersey Variable Appreciable Account.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS:
(a)    Prudential Annuities Distributors, Inc. (PAD)
PAD serves as principal underwriter for variable annuities issued by each of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and Prudential Annuities Life Assurance Corporation. Each of those insurers is part of Prudential Annuities, a business unit of Prudential Financial, that primarily issues individual variable annuity contracts. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, and Prudential Annuities Life Assurance Corporation Variable Account B.
(b)    Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER

Aismara J. Casanova 213 Washington Street Newark, New Jersey 07102	President & Chief Executive Officer and Director
James F. Mullery 213 Washington Street Newark, New Jersey 07102	Chairman and Director
Anju Nanda One Corporate Drive Shelton, Connecticut 06484	Senior Vice President and Director
Robert E. Boyle 655 Broad Street Newark, New Jersey 07102	Senior Vice President and Director
Dianne D. Bogoian One Corporate Drive Shelton, Connecticut 06484	Senior Vice President and Director
Elizabeth Guerrera One Corporate Drive Shelton, Connecticut 06484	Vice President and Director
Patricia L. O'Shea 213 Washington Street Newark, New Jersey 07102	Chief Operating Officer
Kevin M. Brayton 280 Trumbull Street Hartford, Connecticut 06103	Senior Vice President and Director
Francine B. Boucher 213 Washington Street Newark, New Jersey 07102	Chief Legal Officer, Vice President and Secretary
Kevin Chaillet 751 Broad Street Newark, New Jersey 07102	Treasurer
Robert P. Smit 751 Broad Street Newark, New Jersey 07102	Chief Financial Officer and Controller
Shane T. McGrath 280 Trumbull Street Hartford, Connecticut 06103	Chief Compliance Officer and Vice President

Michael A. Pignatella 280 Trumbull Street Hartford, Connecticut 06103	Vice President and Assistant Secretary
Jessica Conley 2101 Welsh Road Dresher, Pennsylvania 19025	Vice President
Kelly Florio 751 Broad Street Newark, New Jersey 07102	Anti-Money Laundering Officer

(c)    Commissions received by PAD during 2021 with respect to all individual annuities issued by Pruco Life of New Jersey.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION

Prudential Annuities Distributors, Inc.*	$36,766,708.28	$-0-	$-0-	$-0-
* PAD did not retain any of these commissions.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through The Prudential Insurance Company of America, at its offices in Shelton, Connecticut and Fort Washington, Pennsylvania.

ITEM 33. MANAGEMENT SERVICES
Summary of any contract not discussed in Part A and Part B of the registration statement under which management-related services are provided to the Registrant—Not applicable.

ITEM 34. FEE REPRESENTATION
Pruco Life of New Jersey hereby represents that the fees and charges deducted under the contracts described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Pruco Life of New Jersey.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this post-effective amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Newark and the State of New Jersey on this 7th day of April 2022.

PRUCO LIFE OF NEW JERSEY FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
REGISTRANT
BY: PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
DEPOSITOR

By:	Dylan J. Tyson*
Dylan J. Tyson President and Chief Executive Officer

PRUCO LIFE INSURANCE COMPANY OF NEW JERSEY
DEPOSITOR

By:	Dylan J. Tyson*
Dylan J. Tyson President and Chief Executive Officer

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
Dylan J. Tyson*	Director, President and Chief Executive Officer	April 7, 2022
Dylan J. Tyson
Robert E. Boyle*	Chief Financial Officer, Chief Accounting Officer, Vice President and Director	April 7, 2022
Robert E. Boyle
Markus Coombs*	Director and Vice President	April 7, 2022
Markus Coombs
Nandini Mongia*	Director and Treasurer	April 7, 2022
Nandini Mongia
Candace J. Woods*	Director	April 7, 2022
Candace J. Woods
Salene Hitchcock-Gear*	Director	April 7, 2022
Salene Hitchcock-Gear
Caroline A. Feeney*	Director	April 7, 2022
Caroline A. Feeney

By:	/s/ Elizabeth L. Gioia
Elizabeth L. Gioia
* Executed by Elizabeth L. Gioia on behalf of those indicated pursuant to Power of Attorney.

EXHIBITS

Exhibit No.	Description

(k)    Opinion of Counsel.
(l)(1)    Written Consent of Independent Registered Public Accounting Firm.
(l)(2)    Powers of Attorney: Dylan J. Tyson, Robert E. Boyle, Markus Coombs, Nandini Mongia, Candace J. Woods, Caroline A. Feeney and Salene Hitchcock-Gear.